Letter to Stockholders
Letter to Stockholders

Notice of Fiscal 2025 Annual Meeting of Stockholders and
Proxy Statement
Comtech Telecommunications Corp.
Virtual Webcast
March 9, 2026 at 1:00 p.m. Eastern Time
at www.cesonlineservices.com/cmtl26_vm

To attend the Annual Meeting, you will need to register in advance no later than 1:00 p.m. Eastern Time on March 8, 2026.

See “Proxy Summary” for details on admission procedures to attend the Annual Meeting of Stockholders.

Letter to Stockholders
Letter to Stockholders

January 30, 2026

Dear Fellow Stockholders:

In Fiscal 2025, we successfully executed a transformation of Comtech Telecommunications Corp. (“Comtech” or the “Company”) that has significantly strengthened the Company. I joined Comtech as an independent director on October 31, 2024, became Executive Chairman on November 27, 2024 and became the CEO on January 13, 2025. It has been an honor to lead Comtech’s transformation as we focus on enhancing value for you, our stockholders.

Some of our noteworthy achievements during the course of fiscal 2025 include:

•Significantly improved Comtech's financial health as evidenced by the removal of the disclosures regarding the Company’s ability to continue as a going concern
•Produced positive operating cash flow – $2.3 million in Q3 and $11.4 million in Q4, marking the first quarters of positive operating cash flow since fiscal 2023
•Boosted total liquidity to $47 million as of July 31, 2025 – the highest level in recent history
•Reduced accounts payable to $26 million as of July 31, 2025 – the lowest level in years
•Improved gross margins from 12.5% in Q1 to 31.2% in Q4
•Improved Adjusted EBITDA from negative $31 million in Q1 to positive $13 million in Q4
•Achieved significant advancements in both operating segments as well as Corporate including:
◦Our public safety business, rebranded as Allerium, has deepened its market presence and introduced innovative new capabilities while securing long-term customer partnerships;
◦Our Satellite and Space Communications business executed a successful turnaround, revitalizing the business to address growing demand for secure, mission critical communications with the launch of our next-generation platforms;
◦Secured new subordinated debt investments and amended credit agreements providing increased financial flexibility and a covenant holiday through January 31, 2027; and
◦Reinvigorated the corporate culture emphasizing transparency, empowerment and accountability, which has enhanced morale, retention and performance.

These achievements were enabled by enhanced corporate governance, decisive executive leadership, dedicated customer focus, disciplined operational efficiency, reduced cost structure and improved working capital management.

Current and prospective customers, vendors and employees have noted the positive transformation and there is a renewed enthusiasm about building expanded long-term relationships with Comtech.

The Comtech Board of Directors (the “Board”) has also been significantly strengthened. Shortly following my appointment to the Board in October 2024, Michael Hildebrandt was appointed to the Board and took on important leadership roles as Chairman of the Nominating and Governance Committee, Chairman of the Strategic Review Committee and a member of the Audit Committee. Lloyd A. Sprung was appointed to the Board in August 2025 and serves on the Audit Committee and the Strategic Review Committee. More recently, Mary Jane Raymond joined the Board in December 2025 and also serves on the Audit Committee and the Strategic Review Committee. We will be reducing the size of the Board to seven members following the Fiscal 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting” or the “Annual Meeting”) as Wendi B. Carpenter advised the Company of her decision to retire from the Board and not to stand for re-election upon the end of her current term at the Annual Meeting. The Board and I would like to thank Wendi for her contributions and service to the Board.

We cordially invite you to attend the Annual Meeting, scheduled to be held on March 9, 2026 at 1:00 p.m. Eastern Time in a virtual meeting format only, via a live webcast. The Notice of the Fiscal 2025 Annual Meeting of Stockholders, Proxy Statement and proxy card are enclosed.

Fiscal 2025 Proxy Statement	2

Letter to Stockholders
Letter to Stockholders
Your Board recommends that you promptly vote “FOR” the election of each of the director nominees named in this proxy statement under Proposal 1 and “FOR” each of Proposals No. 2, 3 and 4 on the enclosed proxy card. It is important that your shares are voted at the Annual Meeting. Whether or not you are able to attend the virtual Annual Meeting, the prompt execution and return of the enclosed proxy card in the envelope provided or submission of your proxy and voting instructions over the Internet or by telephone will assure that your shares are represented at the Annual Meeting. Instructions for voting by mail, via the Internet or by telephone are set forth on the enclosed proxy card.

Important Notice Regarding the Availability of Proxy Materials for the Fiscal 2025 Annual Meeting of Stockholders to be Held on March 9, 2026.
Our Proxy Statement and Fiscal 2025 Annual Report are available at: www.comtech.com.

Sincerely,

Kenneth Traub
Chairman, President and Chief Executive Officer
January 30, 2026

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NOTICE OF FISCAL 2025 ANNUAL MEETING OF STOCKHOLDERS

Date	March 9, 2026
Time	1:00 p.m. Eastern Time

Virtual Meeting
The fiscal 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting” or the “Annual Meeting”) will be held in a virtual meeting format only. To participate in the Annual Meeting, you must pre-register at www.cesonlineservices.com/cmtl26_vm by 1:00 p.m. on March 8, 2026. You will be able to attend and participate in the virtual Annual Meeting by visiting www.cesonlineservices.com/cmtl26_vm, where you will be able to listen to the meeting live, submit questions, and vote.

Record Date
Holders of the Company’s common stock, par value $0.10 per share (our “Common Stock”), and our Series B-3 Convertible Preferred Stock, par value $0.10 per share (our “Preferred Stock”) at the close of business on January 15, 2026 are entitled to receive notice of, and vote at the Annual Meeting.

Proxy Voting
It is important that your shares be represented at the Annual Meeting regardless of the number of shares you hold in order that we have a quorum. Whether or not you plan to participate in the Annual Meeting, we hope you will vote as soon as possible so that your voice is heard. We urge you to vote TODAY:

1. By Internet: You can vote your shares via the Internet by going to the website address for Internet voting indicated on your proxy card. You will be required to provide the unique control number printed on your proxy card.

2. By Telephone: Depending on how you hold your shares you may also be able to vote by telephone. Please call the phone number indicated on your proxy card at any time and follow the simple instructions provided. You will be required to provide the unique control number printed on your proxy card.

3. By Mail: You can vote your shares by mail by marking, signing, dating and returning the proxy card in the postage-paid return envelope provided.

Submitting a vote by proxy does not deprive you of your right to attend the Annual Meeting and to vote your shares at the Annual Meeting. More information on voting by proxy and attending the Annual Meeting can be found in the accompanying Proxy Statement.

YOUR VOTE IS IMPORTANT
If you have any questions or require any assistance with voting your shares, please contact Comtech’s proxy solicitor:
Innisfree M&A Incorporated
Stockholders in the U.S. and Canada May Call Toll-Free: (877) 800-5195
From Other Locations Please Call: +1 (412) 232-3651
Banks and Brokers May Call Collect: (212) 750-5833

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NOTICE OF FISCAL 2025 ANNUAL MEETING OF STOCKHOLDERS

Items of Business
1.To elect the seven directors named in this proxy statement to serve until the fiscal 2026 annual meeting of stockholders and until their successors are duly elected and qualified.
2.To approve, on an advisory basis, the compensation of our Named Executive Officers.
3.To ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the current fiscal year ending July 31, 2026.
4.To approve an amendment to the Company’s 2023 Equity and Incentive Plan, as amended (the “2023 Plan”), to increase the number of shares of Common Stock available under the 2023 Plan.

Meeting Details	See “Questions and Answers” for details.

By Order of the Board of Directors, Donald E. Walther Chief Legal Officer and Corporate Secretary January 30, 2026

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PROXY SUMMARY
Proxy Summary

This summary highlights information contained within this Proxy Statement. This summary does not contain all of the information you should consider. Please read the entire Proxy Statement carefully before voting.

Annual Stockholders’ Meeting		Meeting Agenda

Date	March 9, 2026	Election of the seven directors named in this proxy statement to serve until the fiscal 2026 annual meeting of stockholders and until their successors are duly elected and qualified.
Time	1:00 p.m. Eastern Time	Approval, on an advisory basis, of the compensation of our Named Executive Officers.
Place	www.cesonlineservices.com/cmtl26_vm
Ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2026.
Record Date	Stockholders holding the Company’s Common Stock or Preferred Stock as of the close of business on January 15, 2026 are entitled to vote.
Approval of an amendment to the Company’s 2023 Equity and Incentive Plan, as amended, (the “2023 Plan”) to increase the number of shares of Common Stock available under the 2023 Plan.
When are the proxy materials first being sent or given to stockholders?	The Notice of the Annual Meeting, Proxy Statement and proxy card are being mailed starting on or about January 30, 2026.

Fiscal 2025 Proxy Statement	8

PROXY SUMMARY
Voting Matters and Vote Recommendation

Item	Board recommendation	Reasons for recommendation	More info
1.Election of the seven directors named in this proxy statement to serve until the fiscal 2026 annual meeting of stockholders and until their successors are duly elected and qualified.	FOR all director nominees named in this proxy statement
The Board of Directors (or the “Board”) and Nominating and Governance Committee believe that each of the Company's seven (7) director nominees provide the appropriate mix of skills and experience, and diversity of backgrounds to effectively monitor performance, provide oversight, and advise management on the Company’s strategy and are best positioned to serve the interests of all of the Company's stockholders.
Page 67
2.Approval, on an advisory basis, of the compensation of our Named Executive Officers.	FOR	Our executive compensation programs demonstrate the continuing evolution of our pay for performance philosophy and reflect the input of stockholders from our extensive outreach efforts.	Page 68
3. Ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2026.	FOR	The Audit Committee of the Board of Directors believes that the appointment of Deloitte & Touche LLP is in the best interests of the Company and its stockholders.	Page 69
4. Approval of an amendment to the Company’s 2023 Equity and Incentive Plan, as amended (the “2023 Plan”) to increase the number of shares of Common Stock available under the 2023 Plan.	FOR	The approval of the amendment to the 2023 Plan will allow us to grant equity-based awards to eligible participants to attract, motivate and retain such participants.	Page 70

How to vote in advance of the Meeting

Internet	Telephone	Mail

Vote your shares via the Internet by going to the website address for Internet voting indicated on your proxy card and following the steps outlined at the website.	Call the toll-free number on your proxy card at any time and follow the recorded instructions.	Sign, date, and return the enclosed proxy card in the postage-paid envelope provided.

Fiscal 2025 Proxy Statement	9

ABOUT THE PROXY STATEMENT
About Us

Comtech Telecommunications Corp. (“Comtech” or the “Company”) is a provider of critical communications infrastructure technology and solutions to customers around the world. Comtech serves two core end-markets: secure satellite and wireless communications via its Satellite and Space Communications segment, and next-generation 911 and public safety via its Allerium segment. In both cases, Comtech is at the forefront of the technologies that solve extraordinarily complex communications problems – whether it’s a 911 call captured, routed, and data-enhanced to optimize the public safety result in situations where every second matters, or providing communications infrastructure that ensures people, businesses, and governments can connect anywhere on earth, under any conditions – including on the battlefield. The Company believes the demand for more, and better, connectivity is only growing as more devices become connected via the cloud, as growing constellations of communications satellites enable ubiquitous connectivity, and more data is created, shared and acted upon by increasingly powerful tools (including AI). This demand will come from government and commercials customers alike, as both private enterprises and government actors increasingly see the need for, and value of, next-generation communications capabilities.

Questions and Answers

What is the purpose of the Fiscal 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting” or the “Annual Meeting”)?
At the Annual Meeting, our stockholders will be asked to consider and act upon the following matters:
1.Proposal No. 1 – Election of the seven (7) directors named in this proxy statement to serve until the fiscal 2026 annual meeting of stockholders (the “2026 Annual Meeting”) and until their successors are duly elected and qualified;

2.Proposal No. 2 – Approval, on an advisory basis, of the compensation of our Named Executive Officers;

3.Proposal No. 3 – Ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2026; and

4.Proposal No. 4 – Approval of an amendment to the Company’s 2023 Equity and Incentive Plan, as amended (the “2023 Plan”), to increase the number of shares available under the 2023 Plan.

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ABOUT THE PROXY STATEMENT
What does our Board of Directors recommend?
The Board of Directors unanimously recommends that you vote by proxy as follows, whether or not you plan to attend the Annual Meeting:

1.Proposal No. 1 – FOR the election of all the director nominees named in this proxy statement: Bruce T. Crawford, Michael J. Hildebrandt, Mark R. Quinlan, Mary Jane Raymond, Lloyd A. Sprung, Kenneth Traub and Lawrence J. Waldman to serve as members of the Company’s Board of Directors until the Company’s 2026 Annual Meeting and until their successors are duly elected and qualified;

2.Proposal No. 2 – FOR the proposal to approve, on an advisory basis, the compensation of our Named Executive Officers;

3.Proposal No. 3 – FOR the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2026; and

4.Proposal No. 4 – FOR the proposal to approve an amendment to the 2023 Plan to increase the number of shares issuable under the 2023 Plan.

How can I attend the Annual Meeting?
We will be hosting the Annual Meeting live via the Internet.

You are entitled to participate in the Annual Meeting only if you were a holder or joint holder of our common stock, par value $0.10 per share (“Common Stock”), or our Series B-3 Convertible Preferred Stock, par value $0.10 per share (“Preferred Stock”), as of the close of business on the Record Date, January 15, 2026 (the “Record Date”). Stockholders can listen to and participate in the Annual Meeting live via the Internet at www.cesonlineservices.com/cmtl26_vm.

To participate in the virtual Annual Meeting, you must pre-register in advance at www.cesonlineservices.com/cmtl26_vm prior to the deadline of 1:00 p.m. on March 8, 2026. Please have your proxy card, voting instruction form or other communication containing your control number available and follow the instructions to register for the virtual Annual Meeting. If you do not have your proxy card, you may still pre-register to attend the Annual Meeting, but you will need proof of ownership of our Common Stock or Preferred Stock as of the Record Date during the registration process. Such proof of ownership may include a statement showing your ownership as of the Record Date.

Upon completing the registration process, stockholders will receive a confirmation email with a link and instructions for accessing the Annual Meeting. We encourage you to access the Annual Meeting before the start time of 1:00 p.m. on March 9, 2026. Please allow ample time for online check-in, which will begin at 12:30 p.m. on March 9, 2026. We will have a support team ready to assist attendees with any technical difficulties they may have accessing or hearing the audio webcast of the meeting. If you encounter any technical difficulties accessing the meeting, please refer to the meeting reminder email, which will include technical support contact information, including a telephone number and email address. Technical support will be available beginning at 12:30 p.m. March 9, 2026, and will remain available until the meeting has ended.

Registered stockholders (who hold shares issued in their own name and appear on the Comtech share register) who wish to vote at the Annual Meeting may complete and submit the online ballot (available at the Annual Meeting) before the polls close. If you have previously voted by proxy, you do not need to vote by ballot unless you wish to change your vote.

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ABOUT THE PROXY STATEMENT
Beneficial owners (who hold their shares through a broker or bank) who wish to vote by ballot at the Annual Meeting must obtain a legal proxy, in PDF or image (gif, jpg, or png) file format, from the broker, bank or other nominee that holds their shares. The legal proxy authorizes the beneficial owner to vote the shares at the Annual Meeting and must be provided with the online ballot (available at the Annual Meeting) before the polls close. Beneficial owners with multiple legal proxies should combine them into one file for uploading purposes during the meeting.

Register at www.cesonlineservices.com/cmtl26_vm	⇒	Enter the control number on your proxy card or voting instruction form and follow the instructions to pre-register	⇒	A confirmation email will be emailed to you followed by a reminder email with instructions for accessing the Annual Meeting

Who is entitled to vote at the Annual Meeting?
Only stockholders as of the close of business on the Record Date for the Annual Meeting, January 15, 2026, are entitled to receive notice of and vote at the Annual Meeting. The Company urges all stockholders to vote their shares in advance of the Annual Meeting, whether or not they plan to attend online.
How many shares are outstanding? What constitutes a quorum?

At the close of business on January 15, 2026, the Record Date for the Annual Meeting, 29,643,224 shares of Common Stock were issued and outstanding and eligible to vote at the Annual Meeting and 178,180.34 shares of Preferred Stock were issued and outstanding and eligible to cast 26,607,719 votes at the Annual Meeting, which number is equal to the number of whole shares of Common Stock into which the holders’ shares of Preferred Stock could be converted on the Record Date, as if the shares of Preferred Stock were convertible on the Record Date. Holders of Preferred Stock are entitled to vote with the holders of our Common Stock as a single class on all of the proposals that will be submitted to stockholders at the Annual Meeting, subject to the limitations in the Voting Agreements (as defined herein) (please see below “What are the voting rights of stockholders? How many votes do I have?” for more information).

Business may not be conducted at the Annual Meeting unless a quorum is present. Under our Third Amended and Restated By-Laws (the “By-Laws”), holders of a majority of the issued and outstanding shares of the capital stock of the Company entitled to vote at the Annual Meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the Annual Meeting. Proxies received but marked as “Abstain,” and broker non-votes, will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining whether a quorum is present.
What are the voting rights of stockholders? How many votes do I have?

Holders of our Common Stock are entitled to one vote per share owned on each matter that is properly brought before the Annual Meeting and on which our common stockholders are entitled to vote. Holders of our Preferred Stock are entitled to vote with the holders of our Common Stock as a single class on all of the proposals that will be submitted to stockholders at the Annual Meeting. For the purpose of voting on the proposals at the Annual Meeting, holders of Preferred Stock are entitled to the number of votes equal to the number of whole shares of Common Stock into which the holder’s shares of Preferred Stock could be converted on the Record Date, as if the shares of Preferred Stock were convertible on the Record Date.

Fiscal 2025 Proxy Statement	12

ABOUT THE PROXY STATEMENT
As previously reported, the Company entered into voting agreements (the “Voting Agreements”) with Magnetar Capital LLC (“Magnetar”) and White Hat Capital Partners LP (“White Hat”) and certain affiliated funds (defined below as the “Preferred Investors”), pursuant to which the Preferred Investors agreed, among other things, subject to certain qualifications and exceptions, to vote their shares of Preferred Stock (as defined herein) or shares issued upon conversion of the Preferred Stock that exceed, in the case of Magnetar, 16.5% of the Company’s outstanding voting power as of January 22, 2024 and, in the case of White Hat, 3.4999% of the Company’s outstanding voting power as of January 22, 2024, in the same proportion as the vote of all holders (excluding the Preferred Investors) of the Preferred Stock or the Common Stock, as applicable. Accordingly, with respect to the voting power of the Preferred Investors on an “as if converted” basis as of the Record Date, Magnetar and White Hat can directly vote 8,128,578 and 1,724,194 shares, respectively, at their discretion. Voting power in excess of the total 9,852,772 shares is to be voted in the same proportion as the vote of all holders (excluding the Preferred Investors) of Common Stock.

In addition, pursuant to the Cooperation Agreement entered into with the Investor Group as defined below, each member of the Investor Group will vote all shares of Common Stock of the Company beneficially owned by such member in accordance with the Board’s recommendations with respect to all proposals submitted to stockholders at the 2025 Annual Meeting other than perhaps in the event that Institutional Stockholder Services, Inc. makes a voting recommendation that differs from the voting recommendation of the Board. For more information on the Cooperation Agreement, please see below under “Certain Relationships and Related Transactions.”

Cumulative voting is not permitted in the election of directors.
Why am I receiving this proxy statement?

We are sending this proxy statement to you because Comtech’s Board of Directors is soliciting your vote with respect to the Annual Meeting scheduled to be held virtually at 1:00 p.m. on March 9, 2026. The proxy statement summarizes information you need to vote your shares. Even if you plan to attend the Annual Meeting webcast, your Board strongly recommends that you vote your shares by proxy in advance, to ensure that they are represented at the Annual Meeting.
What is a proxy?

A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. Our Board has designated Kenneth Traub, Chairman, President and Chief Executive Officer (“CEO”) of Comtech, and Donald E. Walther, Chief Legal Officer (“CLO”) and Corporate Secretary of Comtech, as the Company’s proxies for the Annual Meeting. Even if you plan to attend the Annual Meeting webcast, the Board strongly recommends that you vote your shares in advance by proxy, to ensure that they are represented at the Annual Meeting.
What if I have shares registered in my name AND also have shares in a brokerage account? How do I vote my shares?

Shares that you hold in street name are not included in the total number of shares set forth on your proxy card. Your broker, bank or other nominee will provide you instructions on how to vote those shares on the enclosed voting instruction form. For more information, please see “How can I attend the Annual Meeting?”
How do stockholders vote?

If your shares are held directly in your name, you may vote your shares by proxy in advance of the Annual Meeting by mail or by using the control number included on your proxy card to vote via the Internet or by telephone, as detailed below. If you are the beneficial owner of shares held in “street name,” please follow the instructions on the voting instruction form or email provided by your broker, bank or other nominee in order to be able to vote your shares.

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ABOUT THE PROXY STATEMENT
Whether or not you plan to participate in the Annual Meeting, we urge you to vote by doing one of the following:

Vote via the Internet: You can vote your shares via the Internet by going to the website address for Internet voting indicated on your proxy card. You will be required to provide the unique control number printed on your proxy card. If you received your proxy materials by email, you may vote by simply clicking the “VOTE NOW” button in the accompanying email.
Vote by Telephone: Depending on how you hold your shares, you may be able to vote your shares by telephone. Please call the phone number indicated on your proxy card at any time and follow the simple instructions. You will be required to provide the unique control number printed on your proxy card.
Vote by Mail: You can vote your shares by mail by completing, signing, dating and returning your proxy card in the postage-paid envelope provided.

Stockholders may also vote by ballot while attending the virtual Annual Meeting. For more information on how to attend the Annual Meeting, please see “How can I attend the Annual Meeting?” However, we still encourage all stockholders to vote their shares in advance of the Annual Meeting, in case they are unable to attend the Annual Meeting for any reason.

Your vote is very important. If you have any questions about how to vote your Comtech shares, require any assistance voting your shares, or need additional copies of the proxy materials, please contact Comtech’s proxy solicitor, (please see below “Who can help answer any other questions I may have?”).
Innisfree M&A Incorporated
Stockholders in the U.S. and Canada May Call Toll-Free: (877) 800-5195
From Other Locations Please Call: +1 (412) 232-3651
Banks and Brokers May Call Collect: (212) 750-5833

If a stockholder submits a proxy, how are the shares voted?

Proxies received by us will be voted at the Annual Meeting in accordance with the instructions submitted by you using the proxy card.

If you sign and return your proxy card, but do not give voting instructions, your shares will be voted by the persons named as proxies on your proxy card on each matter in accordance with the recommendation of the Board of Directors or, if no recommendation is made by the Board of Directors, in the discretion of the proxies. You may mark instructions with respect to any or all of the nominees named in Proposal No. 1.

Under the rules that govern brokers, banks and other nominees who have record ownership of shares that are held in “street name” for account holders (who are the beneficial owners of the shares), such holders generally have discretionary authority to vote such shares on “routine” matters, but not on other matters (“non-routine”). Accordingly, brokers, banks and other nominees will not have discretionary authority to vote the shares held in such accounts on the following matters at the 2025 Annual Meeting:

a.Proposal No. 1 – The election of the seven director nominees named in this proxy statement to serve as members of the Company’s Board of Directors until the Company’s 2026 Annual Meeting and until their successors are duly elected and qualified;
b.Proposal No. 2 – The approval, on an advisory basis, of the compensation of our Named Executive Officers; and
c.Proposal No. 4 – The approval of an amendment to the Company’s 2023 Equity and Incentive Plan, as amended (the “2023 Plan”), to increase the number of shares available under the 2023 Plan.

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ABOUT THE PROXY STATEMENT
Since the proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year (Proposal No. 3) is a matter that is considered “routine,” your broker, bank or other nominee will have discretionary voting authority with respect to Proposal No. 3 pursuant to applicable rules governing brokers and nominees.

Our Board is not aware of any matters that are expected to come before the Annual Meeting other than those described in this proxy statement. If any other matter is presented at the Annual Meeting upon which a vote may be properly taken, shares represented by all proxy cards received by the Company will be voted with respect thereto at the discretion of the persons named as proxies on the enclosed proxy card.

Can I change or revoke my proxy?

Yes. You may change any vote by proxy or revoke a proxy before it is exercised by submitting a duly executed later-dated proxy by mail, telephone or via the Internet or by participating in the virtual Annual Meeting and voting by ballot. If you hold shares through a bank or brokerage firm, you must contact that bank or brokerage firm to revoke any prior voting instructions with respect to such shares. Participation in the Annual Meeting will not by itself constitute revocation of a proxy; you must vote your shares at the Annual Meeting to revoke a previously-given proxy.

Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and return the enclosed proxy card in the postage-paid envelope provided, or vote via the Internet or by telephone as instructed on your proxy card “FOR” all of the director nominees named under Proposal No. 1, and “FOR” each of Proposals No. 2, 3 and 4.

Are stockholders entitled to dissenters’ rights of appraisal in connection with any proposals?

No. Under the Delaware General Corporation Law and our Restated Certificate of Incorporation, as amended, and our By-Laws, stockholders are not entitled to any appraisal or similar rights of dissenters with respect to any of the proposals to be acted upon at the Annual Meeting.

What vote is required to approve each item on the Annual Meeting agenda?

Proposal No. 1: Election of seven directors to serve until the 2026 Annual Meeting and until their successors are duly elected and qualified.
Election of seven directors to serve until the 2026 Annual Meeting and until their successors are duly elected and qualified. Pursuant to our By-Laws, directors will be elected at the Annual Meeting using a majority of votes cast standard. You may vote “For,” “Against” or “Abstain” with respect to each nominee for election under this proposal. Abstentions and broker non-votes are not considered votes cast on this proposal and will have no effect on the outcome of the vote on the election of a director.

Proposal No. 2: Approval, on an Advisory Basis, of the Compensation of Our Named Executive Officers. In order to be approved on an advisory basis, this proposal must receive the affirmative vote of a majority of the shares of capital stock of the Company present in person or represented by proxy at the meeting and voting thereon. You may vote “For,” “Against,” or “Abstain” with respect to this proposal. Abstentions are not considered votes cast on this proposal and will have no effect on the outcome of this proposal, and broker non-votes will have no effect on the outcome of the vote on this proposal.

Proposal No. 3: Ratification of the Selection of Independent Registered Accounting Firm. The ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the 2026 fiscal year will require the affirmative vote of a majority of the shares of capital stock of the Company present in person or represented by proxy at the meeting and voting thereon. You may vote “For,” “Against,” or “Abstain” with respect to this proposal. Abstentions are not considered votes cast on this proposal and will have no effect on the outcome of this proposal. Since this proposal is a matter that is considered “routine,” your broker, bank or other nominee will have discretionary voting authority with respect to Proposal No. 3 pursuant to applicable rules governing brokers, banks and other nominees and we do not expect any broker non-votes with respect to this proposal. Broker non-votes, if any, will have no effect on the outcome of the vote on Proposal 3.

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ABOUT THE PROXY STATEMENT
Proposal No. 4: Approval of an amendment to the Company’s 2023 Equity and Incentive Plan, as amended (the “2023 Plan”), to increase the number of shares available under the 2023 Plan. The approval of the amendment to the 2023 Plan will require the affirmative vote of a majority of the shares of capital stock of the Company present in person or represented by proxy at the meeting and voting thereon. You may vote “For,” “Against,” or “Abstain” with respect to this proposal. Abstentions are not considered votes cast on this proposal and will have no effect on the outcome of this proposal, and broker non-votes will have no effect on the outcome of the vote on this proposal.

Other Matters. Approval of any other matter that comes before the Annual Meeting generally will require the affirmative vote of a majority of the shares of capital stock of the Company present in person or represented by proxy at the meeting and voting thereon, although a different number of affirmative votes may be required depending on the nature of such matter. However, the Board is not aware of any other matters to be properly brought before the Annual Meeting.

Pursuant to our Corporate Governance Guidelines, any of our director nominees who is not reelected is required to tender his or her resignation to the Board following certification of the stockholder vote. The Nominating and Governance Committee will consider the tendered resignation and make a recommendation to the Board as to whether to accept or reject the resignation or whether other action should be taken. The Board will act on the recommendation and publicly disclose its decision following the certification of the election results.

May I submit questions at the Annual Meeting?

Yes. We expect that members of the Board and management, as well as representatives of our independent registered public accounting firm, will attend the Annual Meeting and be available to answer stockholder questions. Questions submitted during the meeting pertinent to meeting matters will be answered during the meeting, subject to time constraints. This question-and-answer session will be conducted in accordance with certain rules of conduct that will be made available at the Annual Meeting.

Only holders of our Common Stock and Preferred Stock at the close of business on the Record Date will be permitted to ask questions during the Annual Meeting. You may log into the virtual meeting platform at www.cesonlineservices.com/cmtl26_vm beginning at 12:30 p.m. on March 9, 2026, and enter your questions 30 minutes before and during the Annual Meeting in the field provided.

Where can I find the voting results of the Annual Meeting?

We intend to file a Current Report on Form 8-K with the SEC to report voting results within four business days after the Annual Meeting.

What should I do if I receive more than one proxy card from the Company?

If you hold your shares in multiple accounts or in both registered and street name, you will receive a proxy card for each account. Please execute and return each proxy card for each such account or, if you choose to vote by telephone or by Internet, please vote using each such proxy card you receive. Only your latest dated proxy for each account will be voted.

For joint accounts, each owner should sign the proxy card. When signing as an executor, administrator, attorney, trustee, guardian, or other representative, please print your full name and title on the proxy card.

If you have any questions or require any assistance with voting your shares, please contact Comtech’s proxy solicitor (see below, “Who can help answer any other questions I may have?”).

Fiscal 2025 Proxy Statement	16

ABOUT THE PROXY STATEMENT
What is a broker non-vote?

A broker non-vote occurs when a broker, bank, or other nominee holding shares for a beneficial owner submits a proxy on behalf of a beneficial owner for a stockholder meeting but does not vote on a particular proposal because the broker, bank, or nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. The New York Stock Exchange (the “NYSE”) rules applicable to brokers who have record ownership of listed company stock (including stock such as ours that is listed on The Nasdaq Global Market) determine whether your broker may vote your shares in its discretion even if it does not receive voting instructions from you (known as “discretionary voting authority”). Under applicable rules that govern brokers, banks and other nominees who are voting with respect to shares held in street name, brokers, banks and other nominees ordinarily have discretionary voting authority to vote on “routine” matters, but not on “non-routine” matters.

The proposal to ratify the appointment of an independent registered public accounting firm is considered a ”routine” matter and, therefore, your broker, bank, or other nominee will be able to vote on this proposal even if it does not receive instructions from you, so long as it holds your shares in its name. Brokers, banks and other nominees will have discretionary voting authority to vote the shares held in such accounts at the Annual Meeting on Proposal No. 3 to ratify the selection of Deloitte & Touche LLP.

What happens if I return a proxy card but give voting instructions for less than seven candidates?

If you vote “FOR” fewer than seven nominees on Proposal No. 1 on your proxy card, your shares will only be voted “FOR” those nominees you have so marked.

Who is the inspector of election?

First Coast Results, Inc., an independent third party, will act as the independent inspector of election and certify the votes.

Will my shares be voted if I do nothing?

If you are a stockholder of record and do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting. If you are a beneficial holder, applicable SEC and stock exchange regulations limit the matters your broker, bank or other nominee holder may vote on without having been instructed to do so by you, including the election of directors (Proposal No. 1) and compensation matters (Proposal Nos. 2 and 4). The ratification of the appointment of Deloitte and Touche LLP as our independent registered public accounting firm for fiscal 2026 (Proposal No. 3) is considered “routine” under applicable stock exchange rules and is the only proposal on this year’s annual meeting agenda with respect to which your broker can vote your shares absent your instructions. For more information, please see “What is a broker non-vote?”

Who can help answer any other question I may have?

Your vote is important. If you have any questions about how to vote your Comtech shares, require any assistance voting your shares, or need additional copies of the proxy materials, please contact Comtech’s proxy solicitor:

Innisfree M&A Incorporated
Stockholders in the U.S. and Canada May Call Toll-Free: (877) 800-5195
From Other Locations Please Call: +1 (412) 232-3651
Banks and Brokers May Call Collect: (212) 750-5833

Implications of Being a “Smaller Reporting Company”

We are a “smaller reporting company” as defined under Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and, as such, have elected to comply with certain reduced public company reporting requirements available for smaller reporting companies. These reduced reporting requirements include reduced disclosure about our executive compensation arrangements.

Fiscal 2025 Proxy Statement	17

STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS
Preferred Investors

On October 18, 2021, the Company entered into a Subscription Agreement with affiliates of White Hat Capital Partners LP (“White Hat”), an investment firm focused on sustainable value creation in technology companies serving mission-critical applications, and Magnetar Capital LLC (“Magnetar”), a leading alternative investment manager with approximately $13.8 billion of assets under management at that time (collectively, the “Preferred Investors”), pursuant to which the Company sold 100,000 shares of Series A Convertible Preferred Stock (“Series A Convertible Preferred Stock”) to the Preferred Investors for an aggregate purchase price of $100.0 million. On January 22, 2024, the Company sold an additional 45,000 shares of preferred stock to the Preferred Investors for an aggregate purchase price of $45.0 million. As further disclosed in the Company’s SEC filings, during fiscal year 2025, the Preferred Investors agreed to changes to the rights and preferences of the preferred stock of the Company held by the Preferred Investors effected through certain exchanges. As a result of and in connection with these transactions and amendments to the rights and preferences of the preferred stock of the Company held by the Preferred Investors, as of the Record Date, the Preferred Investors held 178,180.34 shares of Series B-3 Convertible Preferred Stock (the “Preferred Stock”), respectively. In addition, on October 17, 2024, the Company entered into a subordinated credit facility with the Preferred Investors, which was subsequently amended on March 3, 2025 and July 21, 2025 (as amended, the “Subordinated Credit Facility”). The Company received total proceeds of $100.0 million under the Subordinated Credit Facility.

Pursuant to the Certificate of Designations governing the Preferred Stock, as long as the Preferred Investors own beneficially and of record an amount of Preferred Stock with an aggregate liquidation preference equal to at least $25.0 million, including any shares of Preferred Stock previously held that were subsequently converted into shares of Common Stock, the Preferred Investors representing at least a majority of the outstanding shares of Preferred Stock (the “Majority Holders”) will have the right to designate one person for election to serve on the Board (the “Investor Nominee”). In addition, so long as such condition is met, any subsequent vacancy in the office of the Investor Nominee (other than vacancies before the initial election and designation of the Investor Nominee) shall only be filled by the written consent of the Majority Holders and the Company shall cause such Investor Nominee to fill such resulting vacancy. In addition, for so long as the right to nominate Investor Nominee to serve on the Board continues to be satisfied based on condition outlined above, the Majority Holders have the right to designate one observer (the “Preferred Stock Observer”) to attend all meetings and special meetings of the Board and any committee or sub-committee of the Board, except that the Preferred Stock Observer shall not be entitled to vote on matters presented to or discussed by the Board (or any relevant committee thereof) at any such meetings.

The Majority Holders jointly agreed to appoint Mark R. Quinlan as the Investor Nominee to the Company’s Board. Mr. Quinlan assumed his role as a director on January 3, 2022. In March 2025, the Majority Holders designated Khushma Parekh, an employee of White Hat, as the Preferred Stock Observer.

For more information, please see Preferred Stock and The Subordinated Credit Agreement discussed in “Certain Relationships and Related Transactions” section in this proxy statement.

Fiscal 2025 Proxy Statement	18

STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS
Table of Principal Stockholders

This table provides the number of shares beneficially owned by principal stockholders who the Company believes beneficially own more than five percent of our outstanding Common Stock or Preferred Stock, as of the date stated in the below footnotes.
The information in this table is based upon Schedule 13G or 13G/A as filed by the respective stockholder with the SEC, or upon information provided to us by the applicable stockholder.

We calculate the stockholder’s percentage of the outstanding class assuming the stockholder beneficially owned that number of shares on January 15, 2026, the Record Date.
Unless otherwise indicated below, the stockholder had sole voting and sole dispositive power over the shares.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class (1)	Percent of Voting Power (1)
Common Stock
	Needham Investment Management LLC (2)	1,780,000	6.0%	3.2%
	250 Park Avenue 10th Floor
	New York, NY 10117-1099

	Royce & Associates LP (3)	1,582,138	5.3%	2.8%
	One Madison Ave
	New York, NY 10010

Preferred Stock
	Magnetar Financial LLC (4) (5)	147,233	82.6%	39.1%
	1603 Orrington Avenue, 13th Floor
	Evanston, IL 60201

	Affiliates of White Hat Capital Partners LP (4) (6)	30,947	17.4%	8.2%
	152 West 57th Street, 46th Floor
	New York, NY 10019

(1)The percentage of beneficial ownership is based on 29,643,224 outstanding shares of Common Stock and 178,180.34 shares of Preferred Stock as of January 15, 2026. The number of shares of Preferred Stock, if convertible to Common Stock, would represent 26,607,719 shares of Common Stock as of January 15, 2026 and are entitled to that number of votes in the aggregate, subject to the limitations described in the section of this proxy statement entitled “Questions and Answers - What are the voting rights of stockholders? How many votes do I have?”. The percentage of voting power reflects the number of votes held as of January 15, 2026 on all matters submitted to a vote of our stockholders at the Annual Meeting.

(2)The information regarding beneficial ownership is based upon a Schedule 13G/A filed by Needham Investment Management LLC with the SEC, reporting beneficial ownership as of December 17, 2024. Pursuant to this Form 13G/A, Needham Investment Management LLC shares voting and dispositive power with Needham Asset Management, LLC, Needham Aggressive Growth Fund and George A. Needham. While Needham Investment Management LLC’s quarterly Form 13F filing may reflect different share holdings, the Company is relying on the Schedule 13G (and its amendments) for beneficial ownership reporting. As noted in SEC Staff guidance, Form 13F reports investment discretion, while Schedule 13G reports beneficial ownership, which may result in different share counts.

(3)The information is based upon a Schedule 13G filed by Royce & Associates LP with the SEC, reporting beneficial ownership as of March 31, 2025. Of the shares reported in the table as beneficially owned, Royce & Associates LP had sole voting and dispositive power over all of the shares.

Fiscal 2025 Proxy Statement	19

STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS
(4)Affiliates of Magnetar Financial LLC ("Magnetar Financial") and affiliates of White Hat Capital Partners LP (i) hold 147,233 and 30,947 shares of Preferred Stock, respectively, which, on an as-converted basis, represents 21,986,338 and 4,621,381 shares of Common Stock, respectively, subject to adjustments as provided in the Certificate of Designations for the shares of Preferred Stock.

(5)Magnetar Financial shares voting and dispositive power with Magnetar Capital Partners LP, Supernova Management LLC and David J. Snyderman with regard to the reported shares. These shares are held for Magnetar Structured Credit Fund, LP, Magnetar Longhorn Fund LP, Purpose Alternative Credit Fund - F LLC, Purpose Alternative Credit Fund - T LLC, Magnetar Lake Credit Fund LLC, Magnetar Alpha Star Fund LLC and Magnetar Capital Fund II LP (the “Magnetar Funds”). The 147,233 shares of Preferred Stock currently outstanding are held as follows: Magnetar Lake Credit Fund LLC, 52,246 shares; Magnetar Structured Credit Fund LP, 40,431 shares; Purpose Alternative Credit Fund - F LLC, 23,239 shares; Magnetar Longhorn Fund LP, 13,188 shares; Magnetar Alpha Star Fund LLC, 13,385; Purpose Alternative Credit Fund - T LLC, 3,679 shares and Magnetar Capital Fund II LP, 1,065. Magnetar Financial serves as the investment adviser to the Magnetar Funds, and as such, Magnetar Financial exercises voting and investment power over the Common Stock held for the Magnetar Funds’ accounts. Magnetar Capital Partners LP serves as the sole member and parent holding company of Magnetar Financial. Supernova Management LLC is the general partner of Magnetar Capital Partners LP. The manager of Supernova Management LLC is David J. Snyderman. The address of the principal business office of each of Magnetar Financial, Magnetar Capital Partners LP, Supernova Management LLC and David J. Snyderman is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201. Magnetar disclaims beneficial ownership of any shares of Common Stock issuable upon conversion of the Preferred Stock to the extent that upon such conversion the number of shares beneficially owned by all reporting persons hereunder, in the aggregate, would exceed the Ownership Cap.

(6)The securities reported herein are held by White Hat Strategic Partners LP and White Hat Strategic Partners II LP. In addition to their shares of Preferred Stock, White Hat Strategic Partners LP and White Hat Strategic Partners II LP hold an aggregate amount of 347,639 shares of Common Stock, and the aggregate voting power of its shares of Preferred Stock and Common Stock held as of the Record Date is 8.8%, subject to the limitations in the Voting Agreements (please see “Questions and Answers - What are the voting rights of stockholders? How many votes do I have?”). White Hat Capital Partners LP serves as the Investment Manager of White Hat Strategic Partners LP and White Hat Strategic Partners II LP. White Hat Capital Partners GP LLC is the General Partner of White Hat Capital Partners LP. Mark R. Quinlan and David Chanley serve as Managing Members of White Hat Capital Partners GP LLC. White Hat Strategic Partners LP, White Hat Strategic Partners II LP, White Hat Capital Partners GP LLC, Mr. Quinlan and Mr. Chanley each disclaim any beneficial ownership of these securities.

Fiscal 2025 Proxy Statement	20

STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS
Table of Shares Beneficially Owned by Directors and Named Executive Officers

The table below shows the beneficial ownership of our Common Stock of each of our directors, our NEOs and all current directors and executive officers as a group, as of January 15, 2026.

Unless otherwise indicated, our directors and executive officers had sole voting and sole dispositive power over their shares.

Name	Shares of Common Stock Beneficially Owned on January 15, 2026**	Percent of Class

Non-employee Directors (listed alphabetically):
Wendi B. Carpenter	58,560	*
Bruce T. Crawford	43,264	*
Michael J. Hildebrandt	37,216	*
Mark R. Quinlan	54,054	*
Mary Jane Raymond	—	*
Lloyd A. Sprung	—	*
Lawrence J. Waldman	101,789	*

Named Executive Officers:
John Ratigan (former CEO)	18,030	*
Kenneth Traub (current CEO)	80,879	*
Michael A. Bondi	150,358	*
Jeffery P. Robertson	46,845	*

All current directors and executive officers as a group (13 persons)	665,141	2.2%
______________________
*Less than one percent.
** Includes: (i) 54,054 restricted stock units held by Ms. Carpenter, 43,264 restricted stock units held by Mr. Crawford, 54,054 restricted stock units held by Mr. Quinlan, and 67,354 restricted stock units held by Mr. Waldman; (ii) the following shares of our Common Stock underlying stock options with respect to which such persons have the right to acquire beneficial ownership within 60 days from January 15, 2026: Mr. Waldman held 15,000 shares and Mr. Bondi 5,400 shares; and all current directors and executive officers as a group 76,064 shares. We calculated the percentage of the outstanding class beneficially owned by each person and by the group treating their shares subject to this right to acquire within 60 days, (prior to any net settlements of awards) as outstanding.
Delinquent Section 16(a) Reports

During fiscal 2025, we believe our directors, executive officers and holders of more than 10% of our Common Stock and Preferred Stock complied with all applicable Section 16(a) filing requirements, except for the following four Form 4 reports that were filed late due to an administrative matter with each such filing: one Form 4 on July 31, 2024, covering one transaction for Nancy Stallone; two Form 4 reports on November 1, 2024, covering one transaction for Daniel Gizinski and one transaction for Doug Houston (such individuals served as executive officers during fiscal 2025); and one Form 4 report on September 30, 2024, covering one transaction for Yacov Shamash (who formerly served as a Director during fiscal 2025).

Fiscal 2025 Proxy Statement	21

STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS
Directors and Executive Officers

The Board currently consists of eight directors. On January 23, 2026, Wendi B. Carpenter, a current director, notified the Board that she intends to retire from the Board and is not standing for re-election at the 2025 Annual Meeting. Accordingly, Ms. Carpenter is not included in the information below. The Board and the Company are grateful for Ms. Carpenter’s contributions and past service on the Board.

The size of the Board will be reduced to seven members, effective upon the conclusion of Ms. Carpenter’s term of service at the 2025 Annual Meeting.

Name	Principal Occupation	Age	Served As Director Since
Directors nominated by the Company/Board for election at the 2025 Annual Meeting:
Bruce T. Crawford	Lieutenant General (Retired)	62	2023
Michael J. Hildebrandt	Senior Investment Professional, Freshford Capital	53	2024
Mark R. Quinlan	Co-Founder and Managing Partner of White Hat Capital Partners	54	2022
Mary Jane Raymond	Former Chief Financial Officer of Coherent Corp.	65	2025
Lloyd A. Sprung	Managing Member of LAS Advisors	55	2025
Kenneth Traub	Chairman, President and CEO of Comtech	64	2024
Lawrence J. Waldman	Non-Executive Chairman of the Board of CVD Equipment Corporation	79	2015

Executive Officers:
Michael A. Bondi	Chief Financial Officer	52	-
Daniel Gizinski	President, Satellite and Space Communications Segment	37	-
Jeffery P. Robertson	President, Allerium Segment	55	-
Donald E. Walther	Chief Legal Officer and Corporate Secretary	57	-

Fiscal 2025 Proxy Statement	22

STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS
We believe that our director nominees collectively provide an appropriate mix of experience and skills relevant to the size and nature of our business. Comtech's Board Skills and Diversity Matrix for Continuing Directors is shown below as of January 15, 2026.

Continuing Directors	Bruce T. Crawford	Michael J. Hildebrandt	Mark R. Quinlan	Mary Jane Raymond	Lloyd A. Sprung	Kenneth Traub	Lawrence J. Waldman
Knowledge, Skills and Experience
Audit				✓		✓	✓
Capital Markets/M&A		✓	✓	✓	✓	✓	✓
Corporate Governance and Public Company Board Experience	✓	✓	✓	✓	✓	✓	✓
Executive Experience	✓		✓	✓	✓	✓	✓
Financial and Accounting		✓	✓	✓	✓	✓	✓
Innovation/Technology/Cybersecurity	✓		✓			✓	✓
Legal/Regulatory				✓	✓	✓	✓
Operational Execution and Efficiency	✓				✓	✓	✓
Risk Management	✓	✓	✓	✓	✓	✓	✓
Strategic Planning/Oversight	✓	✓	✓	✓	✓	✓	✓
Talent Management/Compensation			✓	✓	✓	✓	✓
Transformation Strategy				✓	✓	✓
Wireless/Telecomm Industry
•Satellite and Space Communications	✓	✓	✓				✓
•Terrestrial and Wireless Networks	✓	✓	✓			✓	✓
Race/Ethnicity
African American	✓
White/Caucasian		✓	✓	✓	✓	✓	✓
Gender
Male	✓	✓	✓		✓	✓	✓
Female				✓
Board Tenure
Years	2	1	3	–	–	1	10

Fiscal 2025 Proxy Statement	23

STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS
Board of Directors and Director Qualifications

Kenneth (Ken) H. Traub Chairman, President and Chief Executive Officer

Key Qualifications
Mr. Traub is a visionary and transformational corporate leader with a successful track record of building sustainable stockholder value. Mr. Traub has over 30 years of experience as a Chairman, CEO, director and active investor with a demonstrated record of accomplishment in driving strategic, financial, operational and governance improvements. Mr. Traub is adept at managing business challenges, executing turnarounds, optimizing capital allocation, driving operational improvements, implementing M&A and other strategic initiatives and capitalizing on strategic growth opportunities.

Committee Membership:
•None
Director Since: 2024

Age: 64

Current Public Company Boards:
•Tidewater, Inc. (NYSE: TDW) (since 2018)
Prior Notable Public Company Boards:
•DSP Group, Inc. (Chairman)
•MRV Communications (Chairman)
•Intermolecular (Chairman)
•Vitesse Semiconductor, Inc.
•Edgio, Inc.
• Nano Dimension Ltd.
•Xyratex Ltd
•MIPS Technologies, Inc.
•Phoenix Technologies, Inc.
•Gulfmark, Inc.
•iPass, Inc.
•Immersion Corporation
•IDW Media Holdings
•Athersys, Inc.
•A.M. Castle & Co.
•American Rare Earths Limited
•American Bank Note Holographics, Inc.
• Voxware, Inc.
Current Non-Profit Company Boards:
•YPO-Gold SunFlo Chapter
•Saint Andrews Property Owners Association
Education:
•B.A. in Psychology, Emory College
•MBA, Harvard Business School

Select Skills
•Transformation Leadership: Mr. Traub is a proven transformational leader. He drives strategic, financial, operational and governance improvements to help companies overcome business challenges and capitalize on value enhancing opportunities.

•Visionary Leadership: Mr. Traub inspires organizations to see the big picture which enables teams to address the day-to-day issues with a purpose and work collaboratively toward shared long-term goals.

•Operational Discipline: Mr. Traub leads with a focus on key priorities and attention to the details necessary to instill operational discipline throughout the organization.

Professional Highlights
Delta Value Advisors – a strategic consulting and investment advisory firm specializing in corporate governance and turnaround management
•Managing Partner (since 2019)

Raging Capital – a registered investment firm
•Managing Partner (2015-2019)

Ethos Management LLC – a private consulting firm specializing in turnaround management
•President and CEO (2009-2015)

JDS Uniphase Corp. – a manufacturer of optical communications network and broadband communications products which acquired American Bank Note Holographics ("ABNH")
•VP (2008-2009) (Managed the transition and integration of ABNH)

American Bank Note Holographics, Inc. – Leading global supplier of optical security devices
•President and CEO (1999-2008)
•Managed the extensive turnaround, rebuilding and acquisition resulting in over 1000% increase in stockholder value.

Voxware, Inc. – a pioneer in Voice over Internet Protocol communication technologies
•Co-Founder, Executive Vice President and CFO (1995-1998)

Trans-Resources, Inc. - Diversified multi-national holding company and acquisition vehicle
•Assistant to the Chairman and Vice President (1989-1995)

Fiscal 2025 Proxy Statement	24

STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

Lieutenant General (Ret.) Bruce T. Crawford Lead Independent Director

Key Qualifications
Mr. Crawford brings nearly forty years of leadership experience in national security, digital transformation and cybersecurity. Throughout his career, he has held strategic and operational leadership roles across multiple global regions, including Europe, the Pacific and Southwest Asia, developing a deep understanding of the rapidly changing global technology and cybersecurity landscape. Having overseen key information technology functions with the U.S. Army and commercial operations, he provides valuable insights related to the evolving priorities of both government and commercial customers as well as their procurement and budgeting processes, enhancing the Board’s oversight of Comtech’s growth, marketing and corporate development priorities. Mr. Crawford served on multiple boards, acquiring additional expertise in leading corporate governance practices.

Committee Membership:
•Nominating and Governance
•Technology, Innovation & Cyber (Chair)
•Strategic Review

Director Since: 2023

Age: 62

Current Public Company Boards:
•Ryerson Holding Corporation (since April 2025) (NYSE: RYI)

Other Notable Boards / Affiliations:
•Association of the U.S. Army and Armed Forces Communications Electronics Association (AFCEA)
•The George C. Marshall International Center
•Avalara, Inc. (January 2021 – November 2023)

Education:
•B.S. in Electrical Engineering, South Carolina State University
•M.A. in Administration, Central Michigan University
•M.S. in National Resource Strategy, National Defense University

Select Skills
•Innovation / Technology / Cybersecurity: Mr. Crawford oversaw the U.S. Army’s cyber and information security across global operations. Following his retirement from military service, he joined global solutions provider Jacobs, where he served as Chief of Innovation and Chair of the Digital Advisory Group, gaining extensive insights into the cutting-edge technologies, including artificial intelligence. Mr. Crawford also serves on the advisory boards of several leading cybersecurity firms, where his experience continues to shape strategies for addressing the emerging challenges in digital security.

•Operational Execution and Efficiency: As the U.S. Army’s Chief Information Officer (CIO) and senior Information Technology accountable official for the global U.S. Army operations, Mr. Crawford played an instrumental role in setting strategic direction and objectives for the information technology function and its modernization, executing data and cloud integration and delivery of IT capabilities across 288 locations in 143 countries world-wide.

•Strategic Planning / Oversight: As the Senior Vice President for Strategic Development, Growth and Sales at Jacobs, Mr. Crawford managed the $5B government-focused Critical Mission Solutions division, overseeing key strategic growth initiatives, client relations and partnerships and new service offerings designed to meet customer needs.

Professional Highlights
Jacobs Solutions, Inc. – an international engineering services company
•Chief of Innovation, Chair of the Digital Advisory Group and Director, Global Digital Center of Excellence (2022-2023)
•SVP, Strategic Development, Growth and Sales, Jacobs Engineering (2020-2021)

U.S. Army
•Chief Information Officer (2017-2020)
•Commander, Communications Electronics Command / Senior Commander, Aberdeen Proving Ground (2014-2017)
•Director of Cyber & Command, U.S. Army Europe / Control, Communications & Computer Systems, U.S (2013-2014)
•Chief Information Officer, U.S. Army Europe / Commanding General 5th Theater Signal Command (2011-2013)
•Special Assistant to the Army Chief of Staff (2010-2011)

Fiscal 2025 Proxy Statement	25

STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

Michael J. Hildebrandt Independent Director

Key Qualifications
Mr. Hildebrandt has nearly three decades of experience investing in public and private entities. Throughout his career he has actively worked with companies to evaluate operational and strategic initiatives across industries with a particular focus on value investing and special situations. Mr. Hildebrandt was appointed to the Board as part of the Cooperation Agreement with Fred Kornberg, Michael Porcelain and Oleg Timoshenko.

Committee Membership:
•Audit
•Nominating and Governance (Chair)
•Strategic Review (Chair)

Director Since: 2024

Age: 53

Current Public Company Boards:
•None

Education:
•B.S. in Business Administration, Wake Forest University
•MBA in Finance and Accounting, The Wharton School, University of Pennsylvania

Select Skills
•Financial and Accounting: Mr. Hildebrandt contributes to the Board his deep financial expertise, honed through his extensive experience in conducting financial analysis, valuation and due diligence to assess investment opportunities. His background in developing investment strategies, managing risk, and assessing market trends during his tenure with private and public investment firms further enhances the Board’s oversight of the Company’s value creation opportunities.

•Capital Markets/M&A: Acquired through his experience advising CEOs, CFOs, and boards of portfolio companies on capital structure and capital allocation strategies, Mr. Hildebrandt brings to the Board valuable perspectives on identifying and executing value creation initiatives. Earlier in his career, he specialized within mergers and acquisitions having served as a Private Equity Associate at Aurora Capital, a middle-market private equity fund, and as an Investment Banking Analyst at Salomon Brothers.

•Wireless / Telecomm Industry: Gained in-depth knowledge of Comtech’s core end-markets through his roles at Freshford Capital, where he manages investment opportunities across numerous industry verticals, including government services, space and satellite, telecom, and media.

Professional Highlights
Freshford Capital Management, LLC – a public equity investment fund
•Senior Investment Professional (since 2011)

Silver Capital Management, LLC – a multi-strategy public equity fund
•Senior Investment Professional (2005-2011)

Gabelli Asset Management Company (GAMCO) – an investment management firm that specializes in managing assets for individual and institutional clients
•Associate, Public Market Research and Private Equity Platform (2002-2005)

Aurora Capital – a private equity investment fund
•Private Equity Associate (1998-2000)

Salomon Brothers – an American multinational investment bank
•Investment Banking Analyst: Industrials & M&A (1996-1998)

Merrill Lynch – an independent American investment bank (prior to its acquisition by Bank of America)
•Foreign Exchange Derivatives Analyst (1995-1996)

Fiscal 2025 Proxy Statement	26

STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

Mark R. Quinlan Independent Director

Key Qualifications
Mr. Quinlan is an investment management and banking expert with over three decades of experience, including more than 20 years in the technology sector. He brings to the Board a track record of building sustainable value in technology companies, along with his strong stakeholder engagement skills and experience advising numerous corporate boards on a wide range of complex strategic and corporate finance matters. Mr. Quinlan was appointed to the Board in 2022 in connection with the strategic investment in the Company by White Hat and Magnetar (see below under “Preferred Investors).

Committee Membership: •Compensation (Chair) Director Since 2022 Age: 54 Current Public Company Boards: •None Education: •A.B. in Economics, Princeton University
Select Skills
•Capital Markets / M&A: Mr. Quinlan brings extensive M&A and corporate finance experience. He has counseled Boards through a range of mergers, acquisitions and divestitures involving corporations across North America, Europe and Asia.

•Financial and Accounting: Throughout his senior leadership roles with investment banking institutions, Mr. Quinlan oversaw and executed a wide range of financial transactions, including equity and debt financing, that supported corporate growth projects. Mr. Quinlan’s financial expertise contributes to the Board’s effective oversight of Comtech’s capital allocation and financing strategies in support of key growth initiatives.

•Innovation / Technology / Cybersecurity: As a former Co-Head of the Global Technology Investment Banking Group at Stifel, Mr. Quinlan developed deep industry expertise as well as insights into key trends and emerging risks, technological advancements and strategic growth opportunities within the global technology sector.

Professional Highlights
White Hat Capital Partners LP – an investment firm focused on mission-critical technology companies
•Co-Founder and Managing Partner (since 2016)

Stifel – an investment banking firm
•Managing Director & Co-Head of Technology Investment Banking Group (2010–2016)

Thomas Weisel Partners – an investment banking, brokerage and equity research firm
•Partner, Investment Banking (2000–2010, until merger with Stifel)

Fiscal 2025 Proxy Statement	27

STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

Mary Jane Raymond Independent Director

Key Qualifications
Ms. Raymond is an established finance and corporate governance professional, bringing over 30 years of global financial, operational and strategic experience across technology and business services sectors. Her expertise in leading large-scale integrations and managing major capital structure actions, such as equity raises, secured and unsecured financings, convertible instruments, and establishing inaugural credit ratings, contributes to the Board’s strategic oversight and capital allocation responsibilities. Ms. Raymond has experience in enterprise risk management, global M&A analysis, multinational financial leadership and corporate governance through senior executive roles at Coherent Corp., Hudson Global, Dun & Bradstreet, and Lucent Technologies.

Committee Membership:
•Audit
•Strategic Review

Director Since 2025

Age: 65

Current Public Company Boards:
•Veeco Instruments Inc. (Nasdaq: VECO) (since 2019)

    Notable Affiliations:
•St. Joseph’s University, Haub School of Business, Board of Trustees

Education:
•B.A. in Public Management, summa cum laude, St. Joseph’s University
• MBA, Stanford Graduate School of Business
• NACD Directorship Certification

Select Skills
•Capital Markets / Audit: Ms. Raymond has financial leadership experience as CFO of a global NYSE-listed company, where she oversaw equity raises, major financing arrangements, and the establishment of credit ratings, along with financial reporting and audit processes.

•Strategic Planning / Oversight: Ms. Raymond has led significant strategic initiatives, including multibillion-dollar acquisition integrations and business rationalization efforts, and has provided executive-level oversight as CFO and Interim CEO.

•Risk Management: Ms. Raymond brings deep risk expertise from her roles as Chief Risk Officer at Dun & Bradstreet and global Internal Audit leadership, in which she established and managed enterprise risk and control frameworks.

Professional Highlights
Coherent Corp. (formerly II-VI Incorporated) – an engineered materials and optoelectronic components company
•    Chief Financial Officer (2014-2024)

Hudson Global Inc – a professional recruitment and talent management firm
•    Advisor to the CEO (2013)
•    Global Chief Financial Officer (2005-2013)
•    Interim Chief Executive Officer (2011)

Dun and Bradstreet – a business credit and marketing information supplier
•    Chief Risk Officer (2005)
•    Vice President and Corporate Controller (2002-2005)

Lucent Technologies, Inc. – a global telecommunications company
•    Merger Integration Vice President (1998-2002)
•    International Finance and Controls Vice President (1997-1998)

Cummins Engine Company, Inc. – a global leader in power technology
•    Various positions of increasing authority in general management, strategy and finance (1988-1997)

Fiscal 2025 Proxy Statement	28

STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

Lloyd A. Sprung Independent Director

Key Qualifications
Mr. Sprung is an established leader in finance and capital markets, with over 30 years of financial advisory, capital markets and restructuring experience. Mr. Sprung’s expertise in providing strategic advice and capital solutions to companies, including having raised over $10 billion in private and public debt and structured equity capital, contributes relevant knowledge and perspective to the Board’s strategic oversight and capital allocation responsibilities. Mr. Sprung has been directly involved in managing complex financing and restructuring transactions, which contributes to our Board discussions on risk oversight and strategic growth. Mr. Sprung has significant board experience, currently a member of numerous Boards of private companies which are, or have undergone, complex financing and recapitalization transactions. Mr. Sprung’s appointment satisfies the Company’s obligation to appoint an independent director mutually agreed by the Company and TCW Asset Management Company LLC as required by its Credit Agreement, dated June 17, 2024, and subsequently amended.

Committee Membership:
•Audit
•Strategic Review

Director Since: 2025

Age: 55

Current Public Company Boards:
•None

Other Notable Boards / Affiliations:
•American Bankruptcy Institute
•Turnaround Management Association

Education:
•B.A. in Economics, summa cum laude, University of Pennsylvania
•MBA, Harvard Business School, Baker Scholar

Select Skills
•Financial, Capital Markets, and Audit: Mr. Sprung has held a variety of capital markets and restructuring advisory positions with leading financial services firms, where he has successfully overseen complex financing and restructuring transactions for a variety of stakeholders, with a particular expertise in leveraged finance markets. Mr. Sprung brings this experience to his contributions to the Audit Committee’s oversight of Comtech’s capital allocation and strategy.

•Strategic Planning / Oversight: Over the span of his career, Mr. Sprung has advised companies across a wide range of industries, including in technology and satellite and space sectors. As a Managing Member of LAS Advisors, and former Head of Private Debt Advisory and Restructuring at UBS, Mr. Sprung brings unique experience managing organizations and providing strategic counsel to executive leaders.

•Risk Management: In his current role, prior capital markets roles and as an advisor to companies, Mr. Sprung brings deep experience managing financial and operational risk and counseling executive leaders through complex and turbulent financing and restructuring transactions.

Professional Highlights
LAS Advisors – an independent financial and strategic advisory firm
•Managing Member (since 2024)

UBS Investment Bank – a global financial services firm
•Managing Director, Head of Private Debt Advisory (2022-2023)
•Managing Director, Head of Restructuring (2017-2022)

Evercore – a global financial services firm
•Senior Managing Director, Restructuring and Debt Advisory Group (2011-2017)

Miller Buckfire & Co. – an independent investment bank
•Managing Director (2001-2011)

Merrill Lynch & Co. – a global financial services firm
•Vice President (1998-2000)

Fiscal 2025 Proxy Statement	29

STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS

Lawrence J. Waldman Independent Director

Key Qualifications
Mr. Waldman is an established leader in finance and accounting, bringing over 40 years of public accounting experience to the Board. Mr. Waldman’s expertise overseeing and advising multibillion-dollar organizations, including the Long Island Power Authority, one of the largest government utilities in the United States, for which he served as Chair of the Board of Trustees and Audit Committee Chair, and the State University of New York, one of the largest state university systems, for which he served as Audit Committee Chair of the Board of Trustees. Mr. Waldman contributes a broad base of knowledge critical to the Board’s duty to provide thoughtful, independent counsel to the Company. He has been instrumental in facilitating strong corporate governance in Board discussions on risk oversight, management accountability and strategic growth plans. In addition, Mr. Waldman brings to the Board key institutional knowledge about the Company.

Mr. Waldman is a certified public accountant and qualifies as an audit committee financial expert, as defined by SEC rules.

Committee Membership:
•Audit (Chair)
•Compensation
•Strategic Review

Director Since: 2015

Age: 79

Current Public Company Boards:
•CVD Equipment Corporation (NASDAQ: CVV) (since 2016)
•Apyx Medical Corp (NASDAQ: APYX) (since 2011)

Other Notable Boards / Affiliations:
•American Institute of Certified Public Accountants
•New York State Society of CPAs
•Long Island Association (Chair)
•Long Island Angel Network
•Advanced Energy Research Center at Stony Brook University

Education:
•B.S. in Political Science, Hofstra University
•MBA in Accounting, Hofstra University

Select Skills
•Financial, Accounting, and Audit: Mr. Waldman has held a variety of executive level positions with leading, global public accounting firms, where he has successfully overseen complex accounting procedures, including those associated with M&A transactions, with this experience contributing to the Audit Committee’s oversight of Comtech’s capital allocation analysis and strategy. His prior experience also includes an adjunct professorship at Hofstra University, teaching graduate courses in advanced accounting theory and advanced auditing.

•Strategic Planning / Oversight: Over the span of his career, Mr. Waldman has advised both technology and defense companies through variable accounting considerations in a broad range of industries and macroeconomic environments. As the current Audit Committee Chair to a NASDAQ-listed technology company focused on providing custom equipment to commercial, defense and research customers, Mr. Waldman provides a unique, industry relevant perspective on Comtech’s strategic considerations and innovation.

•Wireless / Telecomm Industry: In his prior role as an audit partner at one of the leading public accounting firms, Mr. Waldman developed a deep understanding of the industry through his advisory work with several public and private companies that specialize in wireless cellular technology, defense and the manufacturing of components and systems used for wireless communications.

Professional Highlights
First Long Island Investors, LLC – an investment and wealth management firm
•Senior Advisor (since 2016)
State University of New York – state university system
•Audit Committee Chair, Board of Trustees (2015-2018)
EisnerAmper LLP – a financial advisory firm
•Partner-in-Charge, Commercial Audit Practice Development for Long Island (2011-2016)
Long Island Power Authority – utility authority
•Chair of Board of Trustees; Audit Committee Chair (2008-2014)
Holtz Rubenstein Reminick, LLP – an auditing, accounting and business advisory firm
•Partner-in-Charge, Commercial Audit Practice Development (2006-2011)
KPMG LLP U.S. – a leading global audit and assurance, tax and advisor services firm
•Managing Partner (1994-2006)
•Various roles of increasing scope of leadership (1972-1994)

Fiscal 2025 Proxy Statement	30

STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS
Executive Officers
Comtech’s executive officers are appointed annually. Biographical information for our Chairman, President and Chief Executive Officer, Ken Traub is presented above under “Board of Directors and Director Qualifications.” The following sets forth biographical information concerning Comtech’s other current executive officers:
Michael A. Bondi, Chief Financial Officer, Age 52

Mr. Bondi has been Chief Financial Officer of Comtech since October 2018 and oversees Comtech's accounting and finance, tax, treasury and risk management, information systems, SEC reporting, internal controls and investor relations functions. Prior to being named CFO, he served as Vice President, Controller of Comtech since January 2004. Through his leadership roles at Comtech, Mr. Bondi participated in numerous merger and acquisition, divestiture and complex debt financing and equity raising transactions. Prior to joining Comtech, he served as Assistant Controller at EDO Corp., which designed and manufactured products and services for defense, intelligence and commercial markets. Prior to Comtech and EDO, Mr. Bondi worked at the accounting firm, KPMG LLP, from September 1993 to September 2002. As a Senior Manager at KPMG, Mr. Bondi served a variety of public and private companies primarily in the technology and defense markets. Mr. Bondi has over two decades of experience in both the aerospace and defense and critical communications markets, is a certified public accountant in New York State and holds a Bachelor of Business Administration in Accounting from Hofstra University.
Daniel Gizinski, President, Space and Satellite Segment, Age 37

Daniel Gizinski was named President, Satellite and Space Communications Segment in November 2024. Previously Mr. Gizinski served as Chief Strategy Officer and President, Comtech Satellite Network Technologies, Inc. since August 2024. Previously, Mr. Gizinski served in various senior management positions at Comtech, including Chief Strategy Officer from November 2022 to August 2024, President of Comtech Satellite Network Technologies Inc. from January 2022 to November 2022, President, Government Group from August 2021 to January 2022, Vice President of Product & Strategy for Comtech Systems from March 2021 to August 2021, and Director of Protected SATCOM from August 2019 to March 2021. Prior to joining Comtech in 2019, Mr. Gizinski held program management and leadership roles at General Electric, Sierra Nevada Corporation, and L3Harris Technologies. Mr. Gizinski holds a Bachelor’s degree in Electrical Engineering from the University of Virginia and a Master’s degree from Duke University.

Jeffery P. Robertson, President, Allerium Segment, Age 55

Jeffery P. Robertson was appointed President of Comtech’s Allerium Segment (formerly known as the Terrestrial and Wireless Networks Segment) in March 2024. Prior to joining Comtech, Mr. Robertson served as President and CEO of Intrado Life Safety, a provider of first responder technology solutions across North America, from February 2020 to October 2023. During his tenure, he strengthened the organization’s operations, led major digital transformation initiatives, migrated legacy platforms to next-generation cloud-based architectures, improved employee retention, and enhanced the company’s go-to-market strategy. Under his leadership, Intrado Life Safety was sold in a private transaction in 2023 for $2.4 billion. Mr. Robertson has held numerous senior public-safety technology leadership roles including Senior Vice President of Public Safety at RapidSOS from March 2018 to February 2020; Chief Executive Officer of Airbus DS Communications North America; Vice President and General Manager of Intergraph’s Public Safety software division; and Chief Executive Officer of both TCI – TelControl and CML Emergency Services. He also served as the founding Executive Director of the 9-1-1 Industry Alliance. Mr. Robertson has over 18 years of experience as a reserve deputy and police officer. He completed the Executive Management Program at The Wharton School of the University of Pennsylvania and holds an undergraduate degree in Telecommunications Management from Toronto Metropolitan University.

Fiscal 2025 Proxy Statement	31

STOCKHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS
Donald E. Walther, Chief Legal Officer and Corporate Secretary, Age 57

Mr. Walther was appointed as Comtech’s Chief Legal Officer in April 2023 and Corporate Secretary in January 2024. Mr. Walther is responsible for driving enterprise-wide legal strategy and operations, compliance, contract administration and global trade functions. Prior to his current role, Mr. Walther supported the rapid scaling of founder-owned and PE-owned businesses in ground autonomy and RF components as Chief Legal Officer of Robotic Research (January 2022-April 2023), a global technology company, and earlier as General Counsel at Spectrum Control (June 2020-January 2022), an aerospace and defense company. He also served as General Counsel and Corporate Secretary for TopBuild Corp. (NYSE: BLD) (May 2019-April 2020), a leading installer and specialty distributor of insulation and related building material products, General Counsel for Esterline Technologies Corp. (NYSE: ESL) (May 2018-May 2019) , an aerospace and defense company, General Counsel and Corporate Secretary for The Heico Companies, LLC (April 2011-May 2018), an aerospace and electronics company, and was a founding partner in the Chicago office of Perkins Coie, an AmLaw50 law firm, before joining his largest client - The Boeing Company - as in-house counsel and Assistant Corporate Secretary. Mr. Walther is a member of the National Association of Corporate Directors and Society for Corporate Governance. He earned a Bachelor of Arts from Duke University and a JD and MBA from the University of Chicago.

Fiscal 2025 Proxy Statement	32

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
The Board’s Oversight Role

Our Board oversees the management of our business, in accordance with Delaware General Corporation Law, our Restated Certificate of Incorporation, as amended, our By-Laws, and our Corporate Governance Policy and Guidelines. Members of our Board are kept informed of our business through discussions with our CEO and other officers, by reviewing materials provided to them and by participating in regular and special meetings of our Board of Directors and its committees. Based on this information, the Board undertakes inquiry, as appropriate, into whether the delegation of authority to management is reasonable (and whether the information in-hand is sufficient to support each delegation), while addressing governance matters for which it (or a delegated committee) retains discretion (e.g., CEO compensation and succession, retention and oversight of the independent auditor, approval of major transactions and approval of proposed amendments to our Certificate of Incorporation and our By-Laws).

The Board and its committees also confer, as needed, with independent financial, executive compensation and other advisors. In addition, to promote open discussion among our non-employee directors, those directors meet in scheduled executive sessions without the participation of any member of management, including our CEO. Areas of particular oversight include strategic initiatives, financial performance, capital structure, risk management, mission-critical compliance and the integrity of financial statements.
Cybersecurity-Related Risks

We recognize the critical importance of maintaining the integrity, availability and security of our information systems. We take a holistic, multi-layered approach to addressing cybersecurity risks, supported by management and the Board. Our Board has ultimate oversight of cybersecurity risk but has delegated some oversight responsibilities to management as part of our enterprise risk management program. For further discussion of cybersecurity risk management, see Item 1C, Cybersecurity, of our Fiscal 2025 Form 10-K.
Board Refreshment

Our Board and the Nominating and Governance Committee regularly revisit the composition of our Board and compare the skill sets of our directors to both current needs of the Company and its strategic plans.

The Board oversaw departures of three directors in fiscal 2024 and two additional directors who did not stand for re-election at the Fiscal 2024 Annual Meeting of Stockholders. The Nominating and Governance Committee conducted a search process for new directors for these vacancies that was focused on identifying directors with skills and industry experience to further strengthen our Board’s strategic capabilities and expertise. This process was aided by a nationally recognized third-party search firm.

As a result of these efforts, effective in October 2024, Kenneth Traub was appointed to the Board. Following this appointment, Mr. Traub was named Executive Chairman in November 2024, replacing Mr. Quinlan who had been serving as Chairman since March 2024. At such time, Mr. Crawford was also appointed as Lead Independent Director. Mr. Traub was then appointed to the additional roles of President, and Chief Executive Officer in January 2025, at which time Mr. Ratigan’s employment with the Company ended.

Pursuant to the Cooperation Agreement with the Investor Group, Michael J. Hildebrandt was appointed to the Board, effective in November 2024. In August 2025, Lloyd A. Sprung was appointed to the Board, which satisfied the Company’s obligation to appoint an independent director mutually agreed by the Company and TCW Asset Management Company LLC as required by its Credit Agreement, dated June 17, 2024, and subsequently amended.

In December 2025, Mary Jane Raymond was appointed to the Board, bringing the board size to eight directors, with four new directors appointed since October 2024.

Fiscal 2025 Proxy Statement	33

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
On January 23, 2026, Ms. Wendi B. Carpenter, a current director, communicated to the Company her decision not to stand for re-election upon the end of her current term at the 2025 Annual Meeting. The Board and the Company are grateful for Ms. Carpenter’s contributions and past service on the Board. The size of the Board has been reduced to seven members, effective upon the conclusion of Ms. Carpenter’s term of service at the 2025 Annual Meeting.

The Board also refreshed its committee composition. Mr. Hildebrandt was appointed as a member of the Audit Committee in November 2024, Chairman of the Nominating and Governance Committee in January 2025, and Chairman of the Strategic Review Committee in May 2025. Mr. Sprung was appointed as a member of the Audit Committee and the Strategic Review Committee in August 2025. Ms. Raymond was appointed as a member of the Audit Committee and the Strategic Review Committee in December 2025.

In addition, pursuant to the Cooperation Agreement with the Investor Group, the Board and the Investor Group have agreed to cooperate in good faith to identify and agree upon an additional director candidate to be appointed to the Board. For more information on the Cooperation Agreement, please see below under “Certain Relationships and Related Transactions”.
Our Governance Policies and Guidelines
Our Board of Directors has adopted our Corporate Governance Policy and Guidelines. These policies and guidelines, in conjunction with the Company’s Restated Certificate of Incorporation, as amended, our By-Laws, and the charters of the committees of the Board of Directors, form the framework for the governance of the Company.

The following is a summary of the key components of our Corporate Governance Policy and Guidelines (which can be found on our web site at www.comtech.com/investors/governance/):

•The Board of Directors oversees and provides policy guidance on the business and affairs of Comtech. Among other things, the Board of Directors monitors overall corporate performance. The Board of Directors selects the Chairman of the Board, the Lead Independent Director (when one is appointed), and the Chief Executive Officer and elects other corporate officers.

•A substantial majority of the directors must be independent within the meaning of independence as established under the rules of the Nasdaq Stock Market.

•Directors should have high professional and personal ethics and values and should have experience in areas of particular significance to the long-term creation of stockholder value.

•Directors must have sufficient time to carry out their duties and limit their service on public company boards to no more than four (inclusive of the Company). All directors should obtain Board approval prior to agreeing to serve on the board of any other public or for-profit company.

•Each member of our Board of Directors must, at all times, exhibit high standards of integrity and ethical behavior and adhere to our Standards of Business Conduct. We require directors as well as employees to certify in writing on an annual basis that they have read and will abide by such standards.

•Directors must avoid any conflict between their own interests and the interests of the Company in dealing with suppliers, customers, and other third parties, and in the conduct of their personal affairs (including, without limitation, any charitable contributions or any business or nonprofit entity or organization in which the director is a general partner, controlling stockholder, officer, manager, or trustee, or materially financially interested).

•The Board of Directors proposes nominees to the stockholders for consideration each year. Between annual meetings, the Board of Directors may appoint directors to serve until the next annual meeting.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
•Any incumbent director who is not re-elected in an election in which majority voting applies shall tender his or her resignation to the Board promptly following certification of the stockholder vote. The Nominating and Governance Committee shall consider the tendered resignation and make a recommendation to the Board as to whether to accept or reject the resignation or whether other action should be taken. The Board shall act on the recommendation and publicly disclose its decision.

•The Nominating and Governance Committee shall review the appropriateness of a director’s continued service on the Board in light of a significant change in their personal circumstances, including a change in their principal employment, and make a recommendation to the Board as to whether to seek and accept a director’s offer to tender his or her resignation.

•Unless requested by the Board of Directors to remain, an employee director is expected to resign from the Board of Directors at the time employment terminates.

•The Board of Directors shall hold executive sessions of independent directors as necessary, but at least once a year.

•The Board of Directors shall regularly consider succession plans addressing the potential resignation or unavailability of our CEO and shall regularly consider and discuss with our CEO his or her plans addressing the potential resignation or unavailability of the executive officers reporting to our CEO. These plans are discussed by the Board of Directors at least annually.

•Directors are encouraged to talk directly to any member of management regarding any questions or concerns the directors may have, and members of senior management are invited to attend Board meetings, as appropriate.

•It is the policy of the Board that as a general matter management should speak for the Company. The Chairman or Lead Independent Director (when one is appointed) generally speaks for the Board. Individual directors will only speak with investors, analysts, the press or customers about the Company if expressly authorized by the full Board and in accordance with the policies of the Company.

•The Board of Directors and each committee of the Board has the authority to retain and discharge independent advisors as the Board of Directors and any such committee deems necessary, including the sole authority to approve the advisors’ fees.

•The Board of Directors and each committee conducts a self-evaluation, including its practices, policies and charters, annually. The Nominating and Governance Committee oversees each such annual self-evaluation.

•Directors and certain executive officers are encouraged to accumulate ownership of the Company’s common stock at levels significant to their individual financial circumstances. The Company intends to settle certain incentive awards in restricted share units to assist in this accumulation process. As a guideline, non-employee directors are encouraged to hold equity ownership interests in Comtech stock with a market value of at least six times their annual retainer, the Chief Executive Officer is encouraged to hold equity ownership interests with a market value of at least three times his or her annual base salary, and certain other executive officers are encouraged to hold equity ownership interests equal to the lower of the market value of two times their annual base salary or 20,000 shares. Until these ownership guidelines are met, non-employee directors and certain other executive officers are required to retain 100% of the value of net shares received from the exercise of stock options granted in fiscal 2011 or later and shares granted pursuant to a restricted stock-based award or performance share award.

•The Audit Committee of the Board of Directors maintains guidelines for the review, approval or ratification and disclosure of “related person transactions” as defined by SEC rules.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
•The Chairperson of the Nominating and Governance Committee (and if different, our Lead Independent Director, when one is appointed) shall receive copies of stockholder communications directed to non- management directors.
Independent Directors

Our Board of Directors is committed to sound and effective corporate governance, the foundation of which is our Board’s policy that a substantial majority of our directors should be independent. Mr. Crawford serves as our Lead Independent Director, providing a governing balance to our combined Chair and CEO leadership structure.

Our Board of Directors has determined that each of our directors, other than Mr. Traub, meets the independence requirements of the Nasdaq listing rules. In addition, the Board determined that each of Yacov A. Shamash and Judy Chambers, whose service as directors ended immediately following the 2024 Annual Meeting, and David Kagan, who served from February 13, 2025 until February 28, 2025, were independent when each served on the Board during Fiscal 2025. John Ratigan was not deemed to be independent during his service on the Board during Fiscal 2025 as he served as a member of management. The current size of Comtech’s Board of Directors is eight directors, seven of whom are independent. The Board of Directors regularly evaluates potential candidates with relevant experience that would enhance the Board’s performance. In addition, our Board of Directors has determined that each member of our Nominating and Governance Committee, Audit Committee, and Compensation Committee is “independent” as defined by the applicable rules and regulations of Nasdaq and the SEC.

Executive sessions of the independent directors occur without the presence of the CEO and/or Chairman when these roles are filled by Company management. The Board believes that executive sessions of the independent directors and the existence of a Lead Independent Director, play important roles in the governance structure of Comtech.

In fiscal 2025, the independent directors held 21 executive sessions, as defined above. These sessions included discussion on a wide range of matters.

Board Leadership Structure

From March 2024 until November 2024, Mark Quinlan served as Chairman of the Board. Mr. Quinlan is an independent director, and during his tenure as Chairman, the Board did not appoint a Lead Independent Director. In November 2024, Ken Traub was unanimously appointed as Executive Chairman, and Mr. Quinlan remained on the Board as a director. Mr. Bruce Crawford was unanimously appointed as Lead Independent Director when Mr. Traub was appointed Executive Chairman. As Lead Independent Director, Mr. Crawford provides Board leadership as an independent director to balance the Board leadership from the Executive Chairman. In January 2025, Mr. Traub was appointed Chairman, President and CEO. As Executive Chairman, and then as President and CEO, Mr. Traub is responsible for general oversight of our businesses and the execution of our day-to-day operations and is accountable directly to the full Board of Directors.

The Board of Directors believes that the Company’s current leadership structure, with Mr. Traub serving as Chairman of the Board, President and CEO, is in the best interests of the Company and its stockholders.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Under Mr. Traub's leadership, the Company is executing a comprehensive transformation that requires decisive leadership, strategic clarity, and disciplined execution. Combining the roles of Chairman and CEO provides clear and unified leadership, promotes consistency in strategy and decision-making, and enables the Company to respond efficiently to various governance, financial, strategic, operational and market needs and opportunities. The Board believes this structure enhances accountability by clearly vesting responsibility for performance, strategy, and results in a single leader during a critical phase of the Company’s evolution. The Board further believes that Mr. Traub possesses both the governance expertise to support the Board's oversight responsibility as well as the leadership capabilities to execute the Company's corporate, operational and strategic priorities.

The Board recognizes the importance of strong independent oversight and has implemented robust governance practices to support this leadership structure, including Mr. Crawford's role as lead independent director, a significant majority of independent directors, active Board committees composed entirely of independent directors and regular executive sessions of independent directors. These measures ensure effective oversight and balance while allowing management to maintain focus on execution of the Company's corporate, operational and strategic priorities.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Committees of the Board of Directors
Oversight
In connection with its oversight responsibilities, the Board of Directors establishes certain committees to exercise oversight of business and operational strategies, issues, and risks, as appropriate. Such Committees include the Audit Committee, Nominating and Governance Committee, Compensation Committee and the Technology, Innovation and Cyber Committee. Any risk oversight that is not specifically assigned to a Committee comes within the purview of the Audit Committee. The Compensation Committee is responsible for reviewing and assessing potential risk arising from the Company’s compensation policies and practices. In carrying out its risk oversight duties, the Board (and its various Committees) oversee the risk management responsibilities of our CEO, business segment presidents, Chief Financial Officer (“CFO”) and our Chief Legal Officer (“CLO”) who, together with our other NEOs and other management of the Company’s operating subsidiaries, review and assess the operations of the businesses and identify, assess and work to mitigate the material risks affecting our operations. The Board (and its various Committees) also periodically engages outside advisors who help assess risk.
Nominating and Governance Committee
Our Board of Directors has a standing Nominating and Governance Committee, currently consisting of Michael J. Hildebrandt, Wendi B. Carpenter and Bruce T. Crawford. The Nominating and Governance Committee is responsible for, among other things, identifying and evaluating candidates for nomination as members of our Board of Directors, reviewing matters concerning corporate governance policy, including responding to any stockholder concerns about corporate governance, overseeing the Board of Directors and committee self-evaluations that are conducted annually, and developing and overseeing an orientation program for new directors and a continuing education program for all directors.

In seeking and evaluating both incumbent and prospective members of our Board of Directors, our Nominating and Governance Committee considers the nature and scope of our business activities and the capacity of our Board of Directors to provide oversight and positive contributions in areas of particular significance to the long-term creation of stockholder value. Areas of experience and capability that our Nominating and Governance Committee particularly believes should be represented on our Board of Directors include operational, financial reporting, finance, governance, technology expertise and experience related to our business. In addition, on an annual basis, the Nominating and Governance Committee evaluates the time commitments of incumbent directors.

The Nominating and Governance Committee identifies nominees first by evaluating the current members of the Board of Directors willing to continue in service and determining whether or not to re-nominate a member for re-election. If there is a vacancy on the Board, the Nominating and Governance Committee will identify the required skills or desired background and experience of a new nominee, taking into account prevailing business conditions, and will source relevant candidates and present candidates to the Board of Directors. In connection with the identification of potential new directors, the Nominating and Governance Committee seeks diversity of professional experience, education, skill, age and other qualities and attributes as compared to the current Board members. These factors are important as a diverse Board can provide different perspectives to Board discussions and decisions. As such, when an open position of the Board is available, the Board is committed to having a diverse selection of candidates prior to the selection of the final candidate.
In evaluating director candidates, the Nominating and Governance Committee generally considers the following factors:
•integrity of candidates;
•our needs in relation to the particular competencies and experience of our other directors;
•the knowledge, skills and diverse backgrounds of candidates;
•degree of success in prior roles relevant to the Board’s needs;
•familiarity with our business and businesses similar or analogous to ours; and
•financial acumen and corporate governance experience.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Our Nominating and Governance Committee also believes that individual candidates should demonstrate high levels of commitment, adequate availability to actively participate in our Board of Directors’ affairs, and high levels of integrity, ethics and sensitivity to current business and corporate governance trends. Before recommending a candidate to our Board of Directors, all members of our Nominating and Governance Committee will participate in interviews with the candidate and our Nominating and Governance Committee will seek to arrange meetings between the candidate and other members of our Board of Directors. Candidates are typically identified by our Board of Directors, including with the assistance of a global search firm experienced in director candidate searches as well as pursuant to contracts we have entered into with investors and creditors. Our Nominating and Governance Committee will consider individuals recommended by stockholders. A stockholder who wishes to recommend a candidate for consideration by the Nominating and Governance Committee should do so in writing addressed to the Nominating and Governance Committee Chairperson at Comtech Telecommunications Corp., 305 N 54th Street, Chandler, AZ 85226 or ComtechBoard@comtech.com. Candidates recommended by stockholders will be considered according to the same standards of perceived Comtech need and potential individual contribution as are applied to candidates from other sources.
Our Board of Directors has determined that each member of our Nominating and Governance Committee meets the independence requirements of Nasdaq. Our Nominating and Governance Committee’s Charter and our Corporate Governance Policy and Guidelines are available on our website at www.comtech.com, under the link for “Governance” in the “Investors” section. During fiscal 2025, our Nominating and Governance Committee held four meetings.
Audit Committee
Our Board of Directors has a standing Audit Committee, currently consisting of Michael J. Hildebrandt, Mary Jane Raymond, Lloyd A. Sprung and Lawrence J. Waldman. Our Audit Committee’s functions include assisting the Board in fulfilling its oversight responsibilities relating to: (i) the Company’s accounting and financial reporting processes and the audit of the Company’s financial statements; (ii) the Company’s compliance with legal and regulatory requirements (including, related risk management); (iii) the qualifications and independence of the Company’s external auditor; and (iv) the performance of the Company’s internal auditing function and independent auditor. The Audit Committee engages, evaluates and discharges our independent registered public accounting firm and approves services to be performed by such firm and related fees; directs, as necessary, investigations into accounting, finance and internal control matters; reviews the plan and results of audits with our independent registered public accounting firm; oversees our internal audit function; reviewing with management our internal accounting controls; and evaluates related party transactions.

Our Board of Directors has determined that all members of our Audit Committee are qualified to be members of the Committee in accordance with Nasdaq requirements and meet the independence criteria set forth in the rules of the SEC. Our Board of Directors has determined that each of Ms. Raymond and Mr. Waldman qualifies as an “audit committee financial expert,” as defined by SEC rules, based on their respective education, background and experience.

Our Audit Committee’s Charter is available on our website at www.comtech.com under the link for “Board of Directors” in the “Investors” section. During fiscal 2025, our Audit Committee held 12 meetings.

Fiscal 2025 Proxy Statement	39

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Compensation Committee
Our Board of Directors has a standing Compensation Committee, currently consisting of Wendi B. Carpenter, Mark R. Quinlan and Lawrence J. Waldman. Our Compensation Committee considers and authorizes remuneration arrangements for our executive officers and the compensation policies for all of our employees. The Compensation Committee also administers our stock incentive plans. The Compensation Committee determines the terms of performance-based awards for our executive officers and negotiates the terms of any employment-related agreements with our executive officers. In addition, the Compensation Committee monitors the aggregate share usage under our stock incentive programs and potential dilution of our equity-based programs, except with respect to the application of our stock incentive plans to non-employee directors, which the Compensation Committee reviews and, with respect to which, may make recommendations to the full Board. The Compensation Committee also reviews the results of any advisory stockholder votes on executive compensation and considers whether to recommend adjustments to the Company’s executive compensation policies and practices in light of such votes. In addition, the Compensation Committee reviews the Company’s strategies and policies related to human capital management, including with respect to matters such as employee engagement and talent development.
From time to time, the Compensation Committee retains executive compensation consulting firms to advise and assist it with respect to certain executive and director compensation matters.
The Compensation Committee often requests our senior executives to be present at meetings where executive compensation and corporate and individual performance are discussed and evaluated by the Compensation Committee or the Board of Directors. At these meetings and at other times, these executives provide insight, suggestions and recommendations, as requested by the Compensation Committee, regarding executive compensation matters. The Compensation Committee also meets with our CEO to discuss his respective compensation package and his recommendations for other executives, and recommends for approval by the independent directors the compensation of the CEO, including salary, non-equity incentives and equity-based or other long-term incentive awards, and other compensation and benefits. Ultimately, decisions regarding compensation for our Named Executive Officers (other than the CEO) are made by the Compensation Committee.
Our Board of Directors has determined that each member of the Compensation Committee meets the independence requirements of Nasdaq and the Exchange Act. The Compensation Committee’s Charter is available on our website at www.comtech.com under the link for “Board of Directors” in the “Investors” section. The Compensation Committee held 18 meetings during the past fiscal year.
Technology, Innovation and Cyber Committee
Our Technology, Innovation and Cyber Committee was established to assist the Board of Directors with respect to its general oversight of the Company’s cybersecurity practices, processes and policies, significant technology and innovation aspects of the Company's businesses and operations, including the technology development roadmap, and business activities that are classified by the U.S. government. The Technology, Innovation and Cyber Committee was formed in October 2023 from the merger of the previously constituted Strategic Committee and Science and Technology Committee. The Committee is currently comprised of Wendi B. Carpenter and Bruce Crawford. The Committee's functions include reviewing, assessing, and providing guidance on the Company's overall technology strategy, the Company’s research and development strategy and investments, the Company’s cybersecurity offerings and risks, including those associated with new, emerging, or acquired technologies, and the strategic, operational and financial aspects of the Company’s classified business. The Technology, Innovation and Cyber Committee also liaises with the Audit Committee to review the Company’s risk management process related to cybersecurity, including cybersecurity matters required to be disclosed to the Securities and Exchange Commission.

Our Board of Directors determined that all members of our Technology, Innovation and Cyber Committee were qualified to be members of the Committee based on their cybersecurity or technological backgrounds and experience. During fiscal 2025, our Technology, Innovation and Cyber Committee held four meetings.

Fiscal 2025 Proxy Statement	40

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Strategic Review Committee
Our Strategic Review Committee was established during fiscal 2025 to assist the Board of Directors with assessing potential strategic transactions that may be pursued by the Company. The Committee is currently comprised of Wendi B. Carpenter, Bruce Crawford, Michael Hildebrandt, Mary Jane Raymond, Lloyd A. Sprung and Lawrence Waldman, and the committee's functions include reviewing and evaluating terms and conditions of potential strategic transactions, establishing, monitoring and directing the process and procedures related to the review and evaluation of potential strategic transactions, recommending action by the Board with respect to potential strategic transactions, and determining whether a proposed strategic transaction is fair and in the best interests of the Company and its stockholders. During fiscal 2025, the Strategic Review Committee held seven meetings.
Attendance

Our Board of Directors has adopted a policy which encourages directors, if practicable and time permitting, to attend our annual meetings of stockholders, either in person, by telephone or by other similar means of live communications (including video conference or webcast). All incumbent directors, who were serving as directors at the time, attended our Fiscal 2024 Annual Meeting of Stockholders virtually.
Our Board of Directors held 55 meetings during fiscal 2025, including regularly scheduled and special meetings.
During fiscal 2025, all of our incumbent directors attended more than 90% of the meetings held by the Board of Directors and all committees on which they served.
Engagement With Stockholders and Other Key Stakeholders

Both our Board of Directors and our executive management team value stockholders' opinions and feedback. Maintaining an active and ongoing dialogue with our stockholders is consistent with our accountability to our stockholders and our drive to enhance stockholder value. In addition to actively engaging with investors and potential investors to answer questions and proactively provide information necessary for their analysis, we develop, implement and manage an investor relations program that communicates the Company’s value proposition to our stockholders and other stakeholders, and provides an opportunity to hear and discuss investors' concerns. Finally, management regularly briefs our Board of Directors on stockholder engagement so they may act on investor recommendations in a timely manner. See below for highlights of our recent engagements with stockholders and other key stakeholders.

Our stockholder outreach includes a combination of post-earnings communications with our CEO and CFO, one-on-one and group meetings with our CEO and CFO and general availability to respond to stockholder inquiries, during which we engage directly with stockholders to hear unfiltered concerns and perspectives that shape our strategy and develop a mutual understanding and trust between our stockholders and our Board of Directors and executive management team. We further describe our stockholder outreach efforts under “Highlights of Engagements with Stockholders and Other Key Stakeholders” below.
Our Internet website is www.comtech.com, at which you can find our filings with the SEC, including press releases, annual reports, quarterly reports, current reports, and any amendments to those filings.
We also make announcements regarding company developments and financial and operating performance through our corporate blog, Signals, at www.comtech.com/signals. We also use our website to disseminate other material information to our investors (on the Home Page and in the "Investors" section). Among other things, we post on our website our press releases and information about our public conference calls (including the scheduled dates, times and the methods by which investors and others can listen to those calls), and we make available for replay webcasts of those calls and other presentations for a limited time.

Fiscal 2025 Proxy Statement	41

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
We use social media channels to communicate with customers and the public about our Company, our products, services, and other issues, and we use social media and the Internet to communicate with investors, including information about our stockholder meetings. Information and updates about our Annual Meetings will continue to be posted on our website at www.comtech.com in the "Investors" section.
None of the information on our website, blog or any other website identified herein is incorporated by reference in this proxy statement and such information should not be considered a part of this proxy statement.
Highlights of Engagements with Stockholders and Other Key Stakeholders
In recognition of feedback received from investors, we have been taking targeted actions to resolve key stakeholder concerns related to our operations, capital structure and ability to operate as a going concern. In seeking to rebuild investor confidence with the appointment of Ken Traub as Comtech’s Executive Chairman in November 2024 and President and CEO in January 2025, we clarified our priorities and focus, established clearer messaging for investors and key stakeholders with respect to the challenges and opportunities we face in our business, drove accountability throughout all levels of our organization and defined key strategies and transformation initiatives to address our operations, capital structure and other corporate priorities, with a focus on enhancing shareholder value.

As an extension of the above, we continued to improve the effectiveness of our stockholder outreach program through business and market-related commentary published on our newly redesigned website. In an effort to distribute Company and market information to our investor community as broadly as possible, approximately 40 press releases, articles and blogs with investor-facing content were published on our website, which generated several hundred thousand individual web sessions and web page views since August 1, 2024. The Company believes making this content discoverable and shareable contributes significantly to investor appreciation and understanding of key topics including our: strategy, management team, end markets, capabilities and challenges and opportunities that lie ahead.

In tandem with providing clearer information to investors and key stakeholders about topics they have stated matter most for them, we also launched the rebranding of our Terrestrial and Wireless Networks segment to "Allerium," a name we believe symbolizes the seamless connection, collaboration, reliability and empowerment that we are focused on delivering to public safety professionals and essential service providers. This rebrand serves to clarify our go-to-market strategy under a single identity, strengthens market recognition, enhances customer trust and positions the business for sustained growth. Allerium underscores our focus on long-term value creation by improving brand equity, expanding customer reach and enabling more efficient go-to-market execution.

With respect to interaction with our top 30 stockholders, our CEO and CFO have made outreach to investors representing approximately 20% of Comtech’s total outstanding common shares. More broadly, since the start of our fiscal 2025, our CEO and CFO participated in over 30 formal and informal direct meetings with investors, and our investor relations team separately managed over 100 interactions with investors, including analysts and retail stockholders. Such metrics do not include meetings held with holders of our Preferred Stock and do not assume conversion of our Preferred Stock into shares of Common Stock.

Additionally, as part of our quarterly earnings conference calls, we have included the participation of the presidents of each of our two operating segments along with our CEO and CFO; thus, providing investors and analysts with direct access to other executive leaders within our organization.

We believe our renewed stockholder engagement efforts and outreach program, along with our significantly improved operational and financial performance, resolution of the going concern matter and amendments to our debt agreements, have been well received by stockholders and other key stakeholders.

Fiscal 2025 Proxy Statement	42

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Code of Ethics

Our policies related to professional conduct are embodied in our Standards of Business Conduct and related Whistleblower Policy as follows:

Standards of Business Conduct - We have adopted a written Standards of Business Conduct that applies to our Board of Directors, Executive Management Team and to all our other employees. These standards are a guide that set our "tone at the top" and help ensure compliance with our high ethical standards. A copy of the Standards of Business Conduct is maintained on our website at www.comtech.com, by selecting the “Governance” button, then the “Governance Documents” link under the link “Investors.”

•We are committed to lawful and ethical behavior. Our reputation is one of our most important assets and so we conduct our business on the basis of integrity and trust by upholding ethical standards in all of our activities. These standards apply to all of the Company’s activities in every market that we serve. We expect all our employees and directors to perform their work with honesty, truthfulness and integrity, and we strive to do business with customers and suppliers of sound business character and reputation.

•Our Standards of Business Conduct reinforce the Company’s ethical climate and provide basic guidelines. Our Board of Directors monitors the Company’s adherence to our Standards of Business Conduct and oversees the Company's performance in ethical business practices.

•Comtech’s Standards of Business Conduct prohibits unethical activity and defines how we conduct business by providing guidance for situations in which ethical issues may arise. For example, reporting of unethical activity is encouraged through our anonymous third-party Comtech Trust Line and OpenLine reporting systems.
•All employees receive training when they start and are annually required to complete the Standards of Business Conduct certification training.

•We intend to post on our website, as required, any amendment to, or waiver from, any provision in our Standards of Business Conduct that applies to our Executive Management Team, or persons performing similar functions, and that relates to any element of the standards enumerated in the rules of the SEC.

Whistleblower Policy - Honesty and integrity are integral to our ability to successfully manage and operate our business. We look to our employees to participate in upholding those ideals, by informing management or the appropriate authorities of situations which they believe in good faith violate our Standards of Business Conduct. In order to encourage employees to actively participate in maintaining these ideals, Comtech provides a safe method for the good faith reporting of concerning or questionable activity. The policy provides several alternatives for employees to make reports, including contacting immediate supervisors, local human resources team members, local subsidiary presidents or the Company’s Corporate Chief Legal Officer, or by anonymously reporting either by telephone or through a web-based hotline managed by an outside service. Reports are shared with the Audit Committee as part of the Audit Committee’s oversight of compliance matters. Comtech is committed to fairly investigating any allegations made under the whistleblower policy and taking whatever corrective action is determined to be necessary as a result of such an investigation.
Insider Trading Policy

We have adopted an insider trading policy which governs the purchase, sale, and/or other dispositions of our securities by directors, officers and employees and other covered persons and is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company.

Fiscal 2025 Proxy Statement	43

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Communications with Our Board of Directors

Stockholders may communicate with our Board of Directors or any other individual director or any group or committee of directors by writing to us at Comtech Telecommunications Corp., Attention: Corporate Secretary, 305 N 54th Street, Chandler, AZ 85226 or by sending us a message through our website at www.comtech.com/contact-us/.

All communications received as set forth in the preceding paragraph may be opened by the Corporate Secretary of the Company or another Comtech employee for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Corporate Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or message is addressed.
Stockholder Recommendations for Director Candidates

Stockholders may recommend director nominees for consideration by the Nominating and Governance Committee by writing to the Committee specifying the nominee’s name and the qualifications for Board of Directors membership. Director candidates recommended by stockholders are evaluated by the Nominating and Governance Committee in the same manner as candidates identified by the committee.

Fiscal 2025 Proxy Statement	44

COMPENSATION DISCUSSION AND ANALYSIS
Director Compensation

The following table provides information regarding the compensation of our non-employee directors for fiscal 2025. Mr. Ratigan, who served on the Board during fiscal 2025 while he was also serving as the Company’s Chief Executive Officer and Mr. Sprung and Ms. Raymond, who did not serve as directors in fiscal 2025, are excluded from the table below.

Table of Director Compensation for Fiscal 2025

Name	Fees Earned or Paid in Cash	Stock Awards (6)(7)	All Other Compensation	Total
Wendi B. Carpenter	$80,161	$130,000	$—	$210,161
Bruce T. Crawford (1)	103,760	130,000	—	233,760
Michael Hildebrandt (2)	88,929	91,179	—	180,108
Mark Quinlan	80,161	130,000	—	210,161
Lawrence J. Waldman	95,161	130,000	—	225,161
Former Independent Directors
Ken Traub (3)	4,121	97,590	—	101,711
David Kagan (4)	3,043	60,192	—	63,235
Judy Chambers (5)	36,044	130,000	—	166,044
Yacov Shamash (5)	36,044	130,000	—	166,044

(1)Mr. Crawford was appointed as Lead Independent Director on November 26, 2024 and to the Audit Committee on January 17, 2025.
(2)Mr. Hildebrandt joined the Board effective November 18, 2024.
(3)Mr. Traub served as a non-employee director from October 31, 2024 until November 26, 2024, when he was appointed as Executive Chairman of the Company. After November 26, 2024, Mr. Traub was not compensated as a non-employee director.
(4)Mr. Kagan served on the Board for 16 days during fiscal 2025. On February 25, 2025, Mr. Kagan was granted 33,627 restricted stock units with a grant value of $1.79. Mr. Kagan forfeited all of his awards upon termination of service as a director in March 2025.
(5)Ms. Chambers and Mr. Shamash did not stand for reelection at the Fiscal 2024 Annual Meeting and their service as directors ceased immediately following such meeting. Ms. Chambers and Mr. Shamash’s fiscal 2025 restricted stock unit award was vested upon the termination of service as director in January 2025.
(6)These amounts represent the aggregate grant date fair value of restricted stock or restricted stock units granted on September 30, 2024 (i.e., shortly after the end of fiscal 2024) to each of the then-serving members of the Board in respect of their services on the Board, which was calculated in accordance with FASB ASC Topic 718. On October 31, 2024, Mr. Traub was granted 26,234 shares of restricted stock with a grant value of $3.72. On January 24, 2025, Mr. Hildebrandt was granted 37,216 restricted stock with a grant value of $2.45. Assumptions used in the calculation of these amounts are discussed in Note 12 to our audited consolidated financial statements for the fiscal year ended July 31, 2025, included in our Annual Report on Form 10-K, as filed with the SEC on November 10, 2025.
(7)At July 31, 2025, Mr. Shamash and Mr. Waldman each held 15,000 outstanding stock options. At July 31, 2025, Mr. Quinlan and Ms. Carpenter each held 28,230 unvested restricted stock units; Mr. Crawford and Mr. Waldman each held 27,028 unvested restricted stock units; and Mr. Waldman held 3,230 unvested shares of restricted stock. Mr. Traub held 26,234 unvested shares of restricted stock; and Mr. Hildebrandt held 37,216 unvested shares of restricted stock. Ms. Chambers and Mr. Kagan did not hold any outstanding equity awards with respect to the Company as of July 31, 2025.

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COMPENSATION DISCUSSION AND ANALYSIS
Each director received cash for services based on their applicable annual retainer and fees for committees on which they served as outlined in the table below, pro-rated in the case of Ms. Chambers, Mr. Crawford, Mr. Hildebrandt, Mr. Kagan, Mr. Shamash and Mr. Traub to reflect their partial year of service on the Board and/or on Board committees, as noted in the table above. Annual cash retainers are paid in arrears and in quarterly installments. No meeting fees are paid. Directors are reimbursed reasonable expenses for attending meetings. In addition, as noted in the table above, during fiscal 2025, each non-employee director received a grant of restricted stock units with a grant date fair value of $130,000, pro-rated for their partial year of service as applicable. For fiscal 2026, the Company changed the timing of the annual grant of equity awards to non-employee directors from the beginning of the fiscal year to immediately following the fiscal 2025 Annual Meeting of stockholders. In connection with this change and in lieu of issuing stock based awards, the Board approved a one-time cash payment equal to $130,000, pro-rated over the period of time between August 1, 2025, or August 18, 2025 in the case of Mr. Sprung and December 11, 2025 in the case of Ms. Raymond, to the date of the next annual grant of equity to non-employee directors immediately following the fiscal 2025 Annual Meeting of stockholders. This payment is paid quarterly in arrears, along with the other cash retainers paid to non-employee directors. The cash retainers for Board and committee service for standing committees did not change as compared to fiscal 2025.

The Board formed a Transaction Committee in January 2025 to help review and to recommend potential strategic transactions to the full Board. Non-employee Transaction Committee members were entitled to a cash retainer of $5,000 per month. The Transaction Committee was dissolved in, and the associated cash retainer was terminated, effective May 2025. At that time, the Strategic Review Committee was established and comprised solely of independent directors to assist with the review of potential strategic transactions, including financing transactions. The chair of the Strategic Review Committee is entitled to a cash retainer of $15,000 per quarter and Strategic Review Committee members are entitled to a $6,000 per quarter cash retainer.

The table below reflects the Board and Board Committee service for which each director was compensated during fiscal 2025. The fee amount indicated is the annual rate for the service listed and includes a mark if a director provided the service for the full or only part of the fiscal year.

	$	Wendi B. Carpenter	Judy Chambers	Bruce T. Crawford	Michael Hildebrandt	David Kagan	Mark R. Quinlan	Yacov A. Shamash	Ken Traub	Lawrence J. Waldman
Director’s Annual Retainer	60,000	✓	✓	✓	✓	✓	✓	✓	✓	✓
Lead Independent Director Retainer	32,500			✓
Committee Chair Fees
Audit Committee	25,000									✓
Compensation Committee	15,000						✓
Nominating and Governance Committee	10,000		✓		✓
Technology, Innovation and Cyber Committee	10,000			✓
Strategic Review Committee	60,000				✓
Committee Member Fees
Audit Committee	10,000		✓	✓	✓	✓		✓
Compensation Committee	5,000	✓				✓				✓
Nominating and Governance Committee	5,000	✓		✓				✓
Technology, Innovation and Cyber Committee	5,000	✓						✓
Transaction Committee	60,000				✓
Strategic Review Committee	24,000	✓		✓						✓

Fiscal 2025 Proxy Statement	46

COMPENSATION DISCUSSION AND ANALYSIS
Restricted stock units and restricted stock granted to non-employee directors prior to August 2022 have a vesting period of five years, subject to accelerated vesting upon the death of the director or a change in control of the Company. Commencing in August 2022, restricted stock units and restricted stock granted to non-employee directors have a vesting period of one year. Following vesting, restricted stock units are convertible into shares of Common Stock on a one-for-one basis, generally at the time of termination of service as a director, or earlier in certain circumstances.
Compensation Overview
INTRODUCTION
This section describes our executive compensation program for our Named Executive Officers (“NEOs”) for fiscal 2025, each of whom are listed below. This section also describes the Compensation Committee’s process for making NEO compensation decisions, as well as its rationale for specific decisions related to fiscal 2025.

Name	Principal Position
Ken Traub*	Chairman, President and Chief Executive Officer (“CEO”)
Michael A. Bondi	Chief Financial Officer
Jeffery P. Robertson	President of Allerium Segment
John Ratigan*	Former Chief Executive Officer (“CEO”)
* In October 2024, John Ratigan was appointed President and Chief Executive Officer, following his service as Interim Chief Executive Officer that commenced in March 2024. In November 2024, Ken Traub was named Executive Chairman of the Board. In January 2025, John Ratigan ceased to serve as President and Chief Executive Officer and Ken Traub was appointed as Chairman, President and Chief Executive Officer.

For more information about the decisions made with respect to NEO compensation in fiscal 2025, please see the section entitled “Narrative Disclosure to Summary Compensation Table” below.

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FISCAL 2025 COMPENSATION TABLES
Executive Compensation

The table below provides information concerning the compensation of our currently serving Chairman, President and Chief Executive Officer, our former Chief Executive Officer and the next two most highly compensated executive officers (the “NEOs”) for the fiscal years ended July 31, 2025 and July 31, 2024.

Summary Compensation Table - Fiscal 2025
Name and Principal Position (1)	Fiscal Year	Salary ($)	Bonus ($) (2)	Stock Awards ($) (3)	Non-Equity Incentive Plan Compensation ($) (4)	All Other Compensation ($) (5)	Total ($)

Kenneth Traub	2025	663,836	650,000	1,422,953	1,000,000	17,000	3,753,789
Chairman, President and Chief Executive Officer	2024	—	—	—	—	—	—

Michael A. Bondi	2025	515,000	334,750	853,033	458,672	20,000	2,181,455
Chief Financial Officer	2024	515,000	—	901,864	—	22,883	1,439,747

Jeffery P. Robertson	2025	544,904	268,125	541,129	724,219	15,052	2,093,429
President, Allerium Segment	2024	190,385	—	400,000	—	5,385	595,770

John Ratigan	2025	377,640	—	2,351,444	—	806,701	3,535,785
Former Chief Executive Officer	2024	373,558	—	252,500	—	52,108	678,166

(1)    In fiscal 2025, the Company continued to experience senior leadership transitions. In October 2024, John Ratigan was appointed President and Chief Executive Officer, following his service as Interim Chief Executive Officer that commenced in March 2024. In November 2024, Ken Traub was named Executive Chairman of the Board. In January 2025, John Ratigan ceased to serve as President and Chief Executive Officer and Ken Traub was appointed as Chairman, President and Chief Executive Officer.
(2)    Bonus amounts in this column represent retention and sign-on bonuses, as applicable. See sections below, entitled “Narrative Disclosure to Summary Compensation Table - Employment Agreements” and “- Fiscal 2025 Cash Incentive Awards” for further details. See note (4) below for information related to annual bonuses.
(3)    The amounts reported for fiscal 2025 represent the aggregate grant date fair value of performance awards (settled in cash and stock, as well as volume weighted average price performance awards (“VWAP PSUs”) granted to Mr. Ratigan) and time-based restricted stock units, all calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 ("FASB ASC Topic 718"). Assumptions used in the calculation of these amounts are discussed in Note 12 to our audited consolidated financial statements for the fiscal year ended July 31, 2025, included in our Annual Report on Form 10-K, as filed with the SEC on November 10, 2025. Updated grant date fair values of the fiscal 2025 awards granted to the NEOs are set forth in the table below. In the case of performance awards, such values were based on target performance, which was the probable level of achievement at the time of grant. Also, in determining the grant date fair values of LTPS, the portions of the award related to revenues and Adjusted EBITDA (as defined in the award agreements) are based on the closing stock price as of the date of grant; whereas, the portion of the award related to relative total stockholder return (or rTSR) is based on a Monte Carlo simulation model. See footnote (2) to “Table of Grants of Plan-Based Awards - Fiscal 2025” for more information on the grant date fair values of LTPS. For Mr. Ratigan, the fiscal 2025 amount includes pro-rated long-term incentive awards that were deferred from fiscal 2024.

Name	Time-Based RSUs	LTPS (Stock) (a)	LTPS (Cash) (b)	VWAP PSUs (c)	Total (d)
Kenneth Traub	$400,001	$767,214	$255,738	$—	$1,422,953
Michael A. Bondi	256,209	327,053	269,771	—	853,033
Jeffery P. Robertson	120,805	154,300	266,024	—	541,129
John Ratigan (e)	686,341	1,131,139	437,965	96,000	2,351,444
a.If the performance goals for the three-year performance period were to be achieved at the maximum levels, the grant date fair value of the performance awards settled in stock (“LTPS (Stock)”) would be as follows: Mr. Traub, $1,534,428; Mr. Bondi, $654,106; Mr. Robertson, $308,599; and Mr. Ratigan, $2,262,278.
b.If the performance goals for the three-year performance period were to be achieved at the maximum levels, the grant date fair value of the performance awards settled in cash (“LTPS (Cash)”) would be as follows: Mr. Traub, $511,475; Mr. Bondi, $539,541; Mr. Robertson, $532,048; and Mr. Ratigan, $875,929.
c.This column includes a one-time award to Mr. Ratigan of 100,000 VWAP PSUs, with a grant date fair value of $96,000 or $0.96 per award. Vesting was subject to achievement of certain volume weighted average price targets. Under FASB ASC Topic 718, the vesting condition related to Mr. Ratigan’s VWAP PSUs was considered a market condition.
d.See section below, entitled “Narrative Disclosure to Summary Compensation Table - Fiscal 2025 Equity Incentive Awards” for further details regarding the terms of performance awards and time-vested restricted stock units granted in fiscal 2025. Please see the section entitled “Director Compensation” for details regarding Mr. Traub’s fiscal 2025 equity awards granted before he was appointed as Executive Chair of the Company on November 26, 2024.
e.In connection with Mr. Ratigan’s termination in January 2025, Mr. Ratigan forfeited all stock awards reported in this table.

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FISCAL 2025 COMPENSATION TABLES
(4) Non-equity incentive plan compensation (i.e., the annual bonus) for fiscal 2025 was settled in cash, payable in two equal installments on the first payroll date following the filing of the Company’s fiscal 2025 Form 10-K, and the first payroll date in February 2026, subject in each case to continued employment through the applicable payment date. See sections below, entitled “Narrative Disclosure to Summary Compensation Table - Employment Agreements” and “- Fiscal 2025 Cash Incentive Awards” for further details.
(5) See "Details of All Other Compensation" table below for amounts reported on each individual NEO's IRS Form W-2 relating to the calendar year that ended during fiscal 2025.

Details of All Other Compensation
Name	401(k) Matching Contribution ($)	Automobile Allowance ($)	HSA Match ($)	Stipend ($)	Severance Payment and Benefits (2)	Total “All Other” Compensation ($)
Kenneth Traub	14,000	—	3,000	—	—	17,000
Michael A. Bondi	14,000	6,000	—	—	—	20,000
Jeffery P. Robertson	15,052	—	—	—	—	15,052
John Ratigan (1)	4,269	—	—	38,710	763,722	806,701
(1) Stipend represents the $10,000 payable to Mr. Ratigan for each month, or portion thereof, during which he served as Interim CEO.
(2) Represents amounts paid under Mr. Ratigan’s separation agreement, as described in the section below entitled “Narrative Disclosure to Summary Compensation Table - Employment Agreements - Mr. Ratigan.”

Narrative Disclosure to Summary Compensation Table
Employment Agreements

Mr. Traub - The Company and Mr. Traub are party to an employment agreement, effective as of November 27, 2024, as amended effective as of January 13, 2025 (the “Traub Employment Agreement”). Pursuant to the Traub Employment Agreement, Mr. Traub receives an annualized base salary of $1,000,000, subject to annual review, and is eligible to receive an annual bonus with a target bonus of 100% of annual base salary and a maximum bonus of 200% of his annual base salary based on individual and Company performance goals; provided that his bonus for fiscal 2025 will not be less than 50% of Mr. Traub’s prorated annual base salary for such period. Mr. Traub is also eligible to receive an annual grant of restricted stock units and long-term performance shares. In the first year of his employment, the restricted stock unit grant was valued at approximately $400,000, which will vest in equal annual installments on each of the first three anniversaries of the grant date, subject to Mr. Traub’s continued employment on each vesting date, and the long-term performance shares had an estimated value of $800,000, $200,000 of which shall be settled in cash and $600,000 of which shall be settled in common stock, which shall be eligible to be earned on the third anniversary of the grant date, subject to achievement of performance objectives determined by the Board relating to EBITDA, revenue and relative total stockholder return over a three year performance period, and Mr. Traub’s continued employment through the third anniversary of the grant date. Mr. Traub is entitled to participate in health, insurance, retirement, and other benefits provided generally to similarly situated employees of the Company. In connection with Mr. Traub’s appointment as President and CEO of the Company, in addition to his role as Executive Chairman, Mr. Traub received a sign-on bonus equal to $650,000 (the “Sign-On Bonus”), payable as follows: $225,000 on the first regularly scheduled payroll date following February 28, 2025 and $425,000 on the first regularly scheduled payroll date following May 31, 2025; provided that if the Company terminates Mr. Traub’s employment for “cause” (as defined in the employment agreement) or if Mr. Traub voluntarily terminates employment without “Good Reason” (as defined in the employment agreement) prior to January 13, 2026, then Mr. Traub shall be obligated to immediately return to the Company the full amount of the Sign-On Bonus paid through the date of termination.

On a termination of Mr. Traub’s employment by the Company (including due to the Company’s non-renewal of the employment agreement) without “cause” (other than due to Mr. Traub’s death or disability) or by Mr. Traub for “Good Reason” (as such terms are defined in the employment agreement), Mr. Traub will be entitled to the following termination benefits:

•a one-time payment of 100% of the amount of Mr. Traub’s annual base salary,
•a pro-rata annual bonus subject to actual performance for such year,
•payment or reimbursement of premiums for continued health plan coverage until the earlier of (i) 12 months and (ii) the date Mr. Traub is no longer eligible to receive such coverage.

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If any of the terminations described above occurs within 90 days prior to or 12 months after a “change in control” (as defined in the employment agreement), Mr. Traub will be entitled to the following termination benefits:

•a one-time payment of 1.5 times the sum of Mr. Traub’s annual base salary and target bonus,
•a pro-rata annual bonus subject to actual performance for such year,
•payment or reimbursement of premiums for continued health plan coverage until the earlier of (x) 12 months and (y) the date Mr. Traub is no longer eligible to receive such coverage, and
•full vesting (at target performance) of Mr. Traub’s equity incentive awards which are subject to performance-based vesting conditions (provided, however, that if such termination occurs prior to a change in control, such award will remain outstanding for 90 days thereafter, and if no change in control has occurred during such period, shall be treated in accordance with the terms of the applicable award agreement, including treating any unvested award as forfeited as of the date of termination).

The termination benefits described above are conditioned upon Mr. Traub’s execution, delivery and non-revocation of a release of claims.

Mr. Robertson - The Company and Mr. Robertson are party to an employment agreement, effective as of February 26, 2024, as amended effective as of January 10, 2025 (the “Robertson Employment Agreement”). Pursuant to the Robertson Employment Agreement, Mr. Robertson receives an annualized base salary, which is subject to annual review, and was set at $550,000 effective September 1, 2024, and he is eligible to receive an annual bonus with a target bonus of 75% of annual base salary and a maximum bonus of 150% of his annual base salary based on individual and Company performance goals. Mr. Robertson is also eligible to receive equity awards pursuant to the Company’s annual equity incentive program. Mr. Robertson is entitled to participate in health, insurance, retirement, and other benefits provided generally to similarly situated employees of the Company.

Upon a divestiture of the Allerium segment while Mr. Robertson remains an employee of the Company, Mr. Robertson’s (i) awarded but unvested RSUs shall vest in full and (ii) long-term performance shares shall be accelerated on a pro-rata basis based on the number of days in the applicable performance period through the date of the closing of such transaction and on the performance measurement. In addition, if the Company closes a divestiture of the Allerium segment or consummates a change of control transaction which includes the Allerium segment and Mr. Robertson remains an employee of the Company, Mr. Robertson, in exchange for a release of claims, is entitled to receive a transaction payment based on the “net purchase price” of such transaction. The transaction bonus is structured as follows: (1) a single payment of $600,000, payable in cash or RSUs, at the Company’s discretion, if the Company experiences a change in control other than a change in control due to the divestiture of the Company’s Allerium segment within eighteen (18) months from the date of the first management presentation to present such segment for sale; and (2) a lump sum cash payment based on the “net purchase price” (as defined below) of a change in control that results from the sale of the Company’s Allerium segment (an “Allerium Sale”) that is completed within eighteen (18) months from the date of the first management presentation to present such segment for sale. If the net purchase price for an Allerium Sale is at least $500,000,000, Mr. Robertson is eligible to receive a transaction bonus starting at a rate of 0.4% of the net purchase price, increasing on a sliding scale up to a maximum of 0.6% for a valuation of $900,000,000 or more and capped at a total potential transaction bonus of $5,100,000, where each increase in the applicable percentage shall apply only incrementally. If the net purchase price for an Allerium Sale is less than $500,000,000, Mr. Robertson is eligible to receive a minimum transaction bonus of $1,500,000.

In the event of Mr. Robertson’s termination of employment by the Company without cause or by Mr. Robertson for good reason (each as defined in the applicable employment agreement), Mr. Robertson shall be entitled to receive, in addition to any accrued obligations, the following severance payments and benefits, subject to his timely execution and non-revocation of a release of claims:
i.Any unpaid annual bonus in respect of any completed fiscal year that ended prior to the date of such termination, payable at the same time that annual bonuses are paid to other senior executives of the Company;

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ii.Subject to satisfaction of the applicable performance objectives for the fiscal year in which the termination occurs, an amount equal to the annual bonus otherwise payable to him for the fiscal year in which such termination occurred, pro-rated based on the number of days during the fiscal year during which he was employed, and payable at the same time that annual bonuses are paid to other senior executives of the Company;
iii.An amount equal to one times (1.0x) annual base salary as of the applicable termination date, with such amount paid in equal quarterly installments on the last day of each fiscal quarter following the termination date; and
iv.Provided that he timely and properly elects continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), up to 12 months of reimbursement for the monthly COBRA premiums paid by the NEO.

In addition to the above, the Company will pay Mr. Robertson $30,000 towards outplacement services within the first sixty (60) days of Mr. Robertson’s termination of employment.

If any of the terminations described above occurs within 90 days prior to or 12 months after a “change in control” (as defined in the employment agreement), in lieu of the amount described in clause (iii) above, Mr. Robertson will be entitled to receive an amount equal to one and a half times (1.5x) the sum of (i) his annual base salary as of the date of such termination, plus (ii) an amount equal to his target bonus for the year in which such termination date occurs, with such amount to be paid quarterly in equal installments. In addition, in the event of such a change in control termination, all equity incentive awards which are subject to performance-based vesting conditions will vest based on target performance, effective as of the date of such termination and will be settled within sixty (60) days following the later of the termination date or the date of the change in control (or such other date required by Section 409A of the Code).

In the event that Mr. Robertson breaches the non-competition and non-solicitation covenants (each of which are applicable until the one-year anniversary of his termination date) or the non-disparagement covenants set forth in his employment agreement, the severance payments described above will immediately terminate.

In addition, as discussed further in “Fiscal 2025 Cash Incentive Awards - NEO Retention Bonuses” Mr. Robertson and the Company are party to a retention bonus agreement dated January 10, 2025 (the “Robertson Retention Agreement’), pursuant to which Mr. Robertson, in exchange for continued compliance with the restrictive covenants set forth in the Robertson Retention Agreement (as described below), was entitled to receive a retention bonus of $268,125, with 33.33% due on the first regularly scheduled payroll date following February 28, 2025 and 66.67% due on the first regularly scheduled payroll date following May 31, 2025 (in both cases, subject to applicable tax withholdings and other authorized deductions). Such payments were subject to Mr. Robertson’s continued employment on each payment date and required that no payment date occurred during a resignation period. If Mr. Robertson had been terminated without “cause” (as defined in the Robertson Retention Agreement) prior to a scheduled payment(s), in exchange for a release of claims, Mr. Robertson would have been entitled to a pro-rata portion of the retention bonus that had not yet vested. In addition, if Mr. Robertson engages in “detrimental activity” (as defined in the Robertson Retention Agreement) prior to, or during the one year period following the final payment date of the retention bonus, the Company may direct (at any time, within one year thereafter) that all payments received pursuant to the Robertson Retention Agreement shall be immediately forfeited to the Company, and Mr. Robertson shall immediately repay the total of any net payments received. The Robertson Retention Agreement also contains customary restrictive covenants, including a perpetual confidentiality provision and a non-solicitation and non-hire covenant beginning on the first payment date of the retention bonus and ending on the date that is 12 months after the last payment date of the retention bonus.

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Mr. Bondi - Mr. Bondi and the Company are party to a Tier 1 change-in-control agreement, which he first entered into with the Company in fiscal 2021 and which remains unchanged since that time. Mr. Bondi’s existing change-in-control agreement contains a “double-trigger” clause. In other words, before Mr. Bondi can receive any change-in-control payments, two events must occur: (i) a "change-in-control" (as defined in the 2020 Plan) and (ii) Mr. Bondi is terminated by the Company without “cause” or circumstances arise constituting “good reason” (as those terms are defined in the agreement), in each case, within two years of a change-in-control (or, in certain cases, during the ninety (90) day period prior to such change-in-control). “Good reason” for a termination of employment during this change-in-control period is defined to mean the occurrence, without Mr. Bondi’s written consent, of one of the events specified in the Tier 1 change-in-control agreement, including: the assignment of any duties inconsistent in any material adverse respect with the NEO’s original position, authority or responsibilities or any other material adverse change in such position, authority or responsibilities (including if such NEO ceases to serve in the position held immediately prior to the occurrence of the material adverse change); a material reduction by the Company in either the NEO’s annual base salary in effect immediately prior to the change-in-control, the NEO’s annual incentive or annual equity awards; or the relocation of the principal place of such NEO’s employment to a location more than 50 miles from the location of such NEO’s place of employment on the effective date of the agreement.

Upon a change-in-control and qualifying termination on July 31, 2025, Mr. Bondi would have received the following payments and other benefits pursuant to the terms of his Tier 1 change-in-control agreement. These payments and benefits are summarized as follows:

•a lump sum in cash, equal to three (3.0x) times the sum of (i) the NEO’s annual base salary in effect immediately prior to the change-in-control (or if greater, the annual base salary in effect immediately prior to the event or circumstances giving rise to a notice of termination) and (ii) an amount equal to the NEO’s target non-equity incentive award opportunity for the fiscal year in which termination of employment occurs;

•health insurance continuation for three (3) years at the Company’s expense;

•with respect to Mr. Bondi’s annual incentive award for the fiscal year in progress at the date of his qualifying termination (as that term is defined) and his annual incentive award for any previously completed year for which a final annual incentive award has not yet been determined, awards will vest as follows:

•for any award based on pre-set performance goals, such award will be deemed earned and vested based on the level of actual achievement of the performance goals through the earlier of the end of the performance period or the date of the qualifying termination, with no proration for the portion of each applicable performance period during which Mr. Bondi was employed, without negative discretion and without the requirement to base such achievement on audited financial results;
•for any discretionary award as of the date of termination, such award will be deemed earned and vested based on a level consistent with the level of annual incentives (as a percentage of base salary) of other executives of comparable rank whose annual incentives are based on pre-set performance goals, but in an amount not less than the pro rata amount of Mr. Bondi’s target non-equity incentive award opportunity for the year of termination, without negative discretion;
•for purposes of determining these payments, if no annual incentive was established at the time of termination for the fiscal year in progress, the NEO’s annual incentive award opportunity for that year will be identical to the annual incentive award opportunity for the preceding year; and

•Stock options and other equity awards (other than performance-based awards) will become immediately vested and exercisable, and any restrictions on such awards will lapse; performance-based awards will immediately vest at the maximum performance target described in the applicable award agreement.

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Mr. Bondi’s Tier 1 change-in-control agreement also stipulates the following:

•For the period prior to or two (2) years following the 24-month protected period after a change-in-control (subject to automatic two year renewals) (the “extended protection period”), termination of his employment by the Company not for cause or by Mr. Bondi for "modified good reason" would entitle him to receive the same severance payments and benefits described above for a change-in-control termination, except that (i) Mr. Bondi would receive a lump sum cash severance payment equal to two (2.0x) times (rather than three (3.0x) times) the sum of his base salary and an amount equal to the target non-equity incentive award opportunity for the fiscal year in which the termination occurs, and (ii) his healthcare benefits would continue for two (2) years (rather than three (3) years).

◦As defined in the agreement, “modified good reason” means the occurrence, without Mr. Bondi’s written consent, of either (a) the assignment of duties inconsistent in any material adverse respect with Mr. Bondi’s position, authority, or responsibilities or any other material adverse change in such position, authority, or responsibilities, or his ceasing to serve in the position held immediately prior to the occurrence of the material adverse change; (b) a material reduction by the Company in either Mr. Bondi’s (i) annual base salary (including, after the end of a change-in-control protection period) as in effect immediately prior to a change-in-control), (ii) annual incentive, or (iii) annual equity awards, or (c) the relocation of Mr. Bondi’s principal place of employment to a location more than fifty (50) miles from the location of such place of employment on the effective date of the agreement.

•In the event of Mr. Bondi’s termination by reason of his death or disability (as defined in the agreement), Mr. Bondi’s time-based equity incentive awards will become fully vested as of the date of such termination, and his performance-based equity incentive awards will be treated in accordance with the underlying agreements; provided that any such performance awards granted on or after the effective date of the change-in-control agreement must provide for vesting in the event of death or disability that is no less favorable than the vesting terms applicable to the most recent performance-based equity award granted to Mr. Bondi prior to the effective date of his agreement.

The Tier 1 change-in-control agreement prohibits Mr. Bondi from competing (as defined) with the Company for a period of two years after a change-in-control. Mr. Bondi is required to execute and not revoke a release of claims in order to receive payments and benefits under the change-in-control agreement.

Mr. Bondi is also eligible to participate in the Company’s company-wide severance plan which provides U.S. employees, who are terminated by us without cause, with severance payments approximating five weeks of salary for 15 or more years of service, plus, an amount equivalent to accumulated but unvested restricted sick time. Under no circumstance shall the total payment related to the Company’s company-wide severance plan exceed the value of 26 weeks of the employee's annual salary. Severance payments under the company-wide plan do not include annual incentives such as cash bonuses, non-equity incentive awards or equity-based awards, and the plan does not provide outplacement services.

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In addition, as discussed further in “Fiscal 2025 Cash Incentive Awards - NEO Retention Bonuses” Mr. Bondi and the Company are party to a retention bonus agreement dated April 29, 2024 (the “Bondi Retention Agreement"), pursuant to which Mr. Bondi, in exchange for continued compliance with the restrictive covenants set forth in the Bondi Retention Agreement (as described below), was entitled to receive a retention bonus of $334,750, with 12.5% due on the first regularly scheduled payroll date after 3 months of the Effective Date, 12.5% due on the first regularly scheduled payroll date after 6 months of the Effective Date, 25% due on the first regularly scheduled payroll date after 9 months of the Effective Date and 50% due on the first regularly scheduled payroll date after 12 months of the Effective Date (in all cases, subject to applicable tax withholdings and other authorized deductions). Such payments were subject to Mr. Bondi’s continued employment on each payment date and required that no payment date occurred during a resignation period. If Mr. Bondi had been terminated without “cause” (as defined in the Bondi Retention Agreement) prior to a scheduled payment(s), in exchange for a release of claims, Mr. Bondi would have been entitled to a pro-rata portion of the retention bonus that had not yet vested. In addition, if Mr. Bondi engages in “detrimental activity” (as defined in the Bondi Retention Agreement) prior to, or during the one year period following the final payment date of the retention bonus, the Company may direct (at any time, within one year thereafter) that all payments received pursuant to the Bondi Retention Agreement shall be immediately forfeited to the Company, and Mr. Bondi shall immediately repay the total of any net payments received. The Bondi Retention Agreement also contains customary restrictive covenants, including a perpetual confidentiality provision and a non-solicitation and non-hire covenant beginning on the first payment date of the retention bonus and ending on the date that is 12 months after the last payment date of the retention bonus.

Mr. Ratigan - On October 28, 2024, Mr. Ratigan entered into a new employment agreement with the Company in connection with his appointment to the position of President and CEO (the “Ratigan Employment Agreement”). Pursuant to the Ratigan Employment Agreement, Mr. Ratigan was eligible to receive an annual base salary of $750,000 and an annual bonus equal to up to 200% of his annual base salary based on individual and Company performance goals. Mr. Ratigan was also eligible to receive an annual grant of restricted stock units valued at $400,000, which was to vest in equal annual installments on each of the first three anniversaries of the grant date, and a target number of long-term performance shares equal to $800,000, $200,000 of which was to be settled in cash and $600,000 of which was to be settled in common stock, which was to vest on the third anniversary of the grant date. Mr. Ratigan also received a one-time grant of 100,000 long-term performance shares, which was subject to vesting based on achievement of certain common stock price targets within three years of the grant date. Mr. Ratigan was entitled to participate in health, insurance, retirement, and other benefits provided generally to similarly situated employees of the Company.

On termination of Mr. Ratigan’s employment by the Company without “cause” or by him for “good reason” (as such terms are defined in the agreement), the Ratigan Employment Agreement provided that Mr. Ratigan was entitled to termination benefits in the form of a one-time payment of 100% of the amount of Mr. Ratigan’s annual base salary and payment or reimbursement of premiums for continued health plan coverage for 12 months. If the termination occurs within 90 days prior to or 12 months after a “change in control” (as defined in the employment agreement), Mr. Ratigan was entitled to 1.5 times the sum of his annual base salary and target bonus and payment or reimbursement of premiums for continued health plan coverage for 24 months. If such termination occurs prior to such change in control, Mr. Ratigan’s performance-based vesting awards would have vested if the relevant performance conditions were met in connection with the change in control. Mr. Ratigan’s employment with the Company was terminated effective on January 13, 2025. In connection with Mr. Ratigan’s separation from the Company, the Board determined that his termination would be treated as a separation without Cause under the Ratigan Employment Agreement. As a result, Mr. Ratigan was entitled to: accrued base salary through January 10, 2025; a lump-sum severance payment equal to one times his annual base salary ($750,000), payable 60 days after his termination date; and reimbursement of COBRA premiums for up to 12 months following separation, subject to eligibility and continued enrollment. All unvested equity awards, including restricted stock and performance-based shares, were forfeited in accordance with the terms of the applicable award agreements. In addition, Mr. Ratigan waived his right to receive any pro-rata annual incentive award earned for fiscal 2025. Mr. Ratigan also agreed to customary confidentiality, non-disparagement, and general release provisions, and remains subject to the Company’s clawback and proprietary information policies.
We believe that providing improved job security through the aforementioned agreements is important in order to retain executives through the disruption of a change in control and thereafter. In addition, these provisions are intended to be fair and competitive to aid in attracting and retaining experienced executives in similar roles.

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FISCAL 2025 COMPENSATION TABLES
Fiscal 2025 Cash Incentive Awards

Annual Incentive Awards. Annual incentive awards are designed to reward individuals for Company and personal performance. Each NEO is assigned an annual incentive target established based upon the size and scope of their responsibility, ability to impact overall results, internal equity and relevant market data. Actual award payouts may range from zero to 200% of target, depending on performance results, and the Compensation Committee retains discretion to further adjust the award based on its assessment of Company and/or personal performance. Under the fiscal 2025 annual incentive awards, total payouts will not exceed 200% of each NEO’s stated target award opportunity.

NEO annual incentive target award opportunities are expressed as a percentage of base salary. As described above, pursuant to the terms of their employment agreements, Mr. Traub, Mr. Bondi and Mr. Robertson were entitled to target annual incentive award opportunities of 100%, 75% and 75% of fiscal 2025 base salary, respectively. Following Mr. Traub’s transition to CEO, the Board, upon recommendation from the Compensation Committee, approved performance goals for Mr. Traub for the remainder of fiscal 2025 that were a combination of Company strategic goals and individual performance goals. For Mr. Bondi and Mr. Robertson, the Compensation Committee initially approved fiscal 2025 performance goals in the first quarter of fiscal 2025 that were tied to four Company-wide performance goals: (i) achieve revenue per employee of at least $400,000, (ii) deliver an Adjusted EBITDA margin greater than 10% (as defined below), (iii) generate positive Free Cash Flow (as defined below), and (iv) retire the Company’s outstanding senior term loan debt facility. These objectives reflected the Company’s business plan and strategic priorities at the start of the fiscal year and were intended to drive both near-term operating results and long-term financial strength. Following Mr. Traub’s transition to CEO, the Compensation Committee recognized that those original goals were set prior to the leadership change and the implementation of a revised transformation plan, and that as the year progressed, management, under the direction of Mr. Traub, implemented actions to stabilize operations, strengthen the capital structure and advance strategic priorities, activities that were not fully contemplated in the initial plan and performance goals. Given these circumstances, the Compensation Committee concluded it was appropriate both to amend the original performance goals established for Mr. Bondi and Mr. Robertson to include a combination of Company and individual performance goals and assess performance in the broader context of these transformation efforts, in addition to individual contributions, rather than solely against the original goals. Following the completion of fiscal 2025, after evaluating performance against those Company and individual performance goals (as amended, in the case of Mr. Bondi and Mr. Robertson), the Compensation Committee approved annual incentive payouts of 150%, 89% and 132% of fiscal 2025 base salary for Mr. Traub (pro-rated for the portion of the year that he was employed by the Company), Mr. Bondi and Mr. Robertson, respectively. Half (50%) of the earned bonus is payable on the first payroll date following the filing of the Company’s fiscal 2025 Form 10-K, and the remaining 50% is payable on the first payroll date in February 2026, subject in each case to (i) continued employment through the applicable payment date and (ii) acceleration upon termination without cause, death, disability, or upon the sale of the Company.

For purposes of our fiscal 2025 annual incentive plan, (a) Adjusted EBITDA margin is defined as Adjusted EBITDA divided by net sales, and (b) Free Cash Flow is defined as net cash provided by (used in) operating activities reduced by purchases of property, plant and equipment. Adjusted EBITDA is a Non-GAAP financial measure. For a definition, explanation and reconciliations of Adjusted EBITDA to the most directly comparable GAAP financial measure, see Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations - Comparison of Fiscal 2025 and 2024 - Adjusted EBITDA” in our Annual Report on Form 10-K, as filed with the SEC on November 10, 2025.

Mr. Ratigan waived his right to receive any pro-rata annual incentive award earned for fiscal 2025 upon his separation from the Company.
NEO Retention Bonuses. The Company faced significant challenges and continued to experience CEO leadership changes during fiscal years 2024 and early 2025. We established a cash bonus program for certain employees and executive officers, including Mr. Bondi and Mr. Robertson, as a retention vehicle during the period of uncertainty. The retention bonus amount for Mr. Bondi was $334,750 and for Mr. Robertson was $268,125. Payment of the retention bonus was in four installments during fiscal 2025 and was subject to each NEO being employed on the date of payment and in good standing and in compliance with Company policies on the date of each payment.

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FISCAL 2025 COMPENSATION TABLES
Fiscal 2025 Equity Incentive Awards

For fiscal 2025, the NEOs were granted a mix of performance awards, some of which are settled in shares of Company common stock and some of which are settled in cash, and restricted stock units (RSUs).

Performance awards are designed to align executive pay with achievement of financial metrics that are viewed as most impactful to stockholders. Performance is measured against both relative and absolute metrics to provide a comprehensive and balanced evaluation of our long-term business performance. NEOs can earn between 0% and 200% of their target award opportunity. If the performance goals are achieved, the performance awards earned will vest and be paid out following the end of the three-year performance period. The actual portion of the performance awards that are earned and vested and the value of the performance awards that are paid out are based on the achievement of predetermined metrics at the end of a three-year performance period. For fiscal 2025, the metrics included: revenue, weighted at 33.3%; Adjusted EBITDA, weighted at 33.3%; and relative TSR, weighted at 33.3%. In order to receive any shares or cash payout under performance awards, a NEO must achieve threshold performance levels on at least one goal. Also, if the Company’s TSR performance is negative, but relative TSR would have resulted in a payout above target, the relative TSR payout is capped at 100% of target.

In addition, in fiscal 2025, Mr. Bondi earned shares from a performance award granted to him based on the achievement of the performance targets set forth in the award for the fiscal year 2023-2025 performance period. For such award, the performance was based on the achievement of revenue, Adjusted EBITDA and TSR relative to the S&P 600 Index over a three-year period. The performance goal for revenue was achieved at 74.9% of target. The performance goal for Adjusted EBITDA was not met, resulting in 0.0% achievement. While our relative TSR results over the three-year period ranked us at the 7th percentile, our relative TSR results over the first year in the three-year period ranked us at the 43rd percentile, resulting in achievement of 28.7% of target. As each performance goal was weighted 33.3%, the aggregate performance level was 34.5% of target. The three-year target revenue goal was $1.736 billion, with actual performance equal to $1.590 billion. The three-year target Adjusted EBITDA goal was $145.3 million, with actual performance equal to $97.2 million.

RSUs granted to NEOs in fiscal 2025 vest in equal installments each year, on the first three anniversaries of the grant date, subject to the executive’s continued employment through the applicable vesting date. Under certain circumstances, such awards also allow for partial vesting for terminated recipients with three or more years of service.

Dividends and dividend equivalents, if any, credited to fiscal 2025 performance awards and time-vested restricted stock awards are subject to the same performance-based and time-based vesting requirements that apply to the underlying award.
Other Compensation and Benefits Plans

Although direct compensation, in the form of salary, non-equity incentive awards, as applicable, and long-term equity incentive awards provide most of the compensation to each NEO, we also provide for the following items of additional compensation:

Retirement savings are provided by our tax-qualified 401(k) plan, in the same manner available to all U.S. employees. This plan includes an employer matching contribution that is intended to encourage employees (including our NEOs) to save for retirement.

Health, life and disability benefits are offered to NEOs in the same manner available to all of our U.S. employees. Certain NEOs are also eligible to be reimbursed for additional life insurance.
Severance and Change in Control Payments

Employment Agreements. Each of our NEOs is party to an employment or change in control agreement that provides for the payment of severance in the event of certain qualifying terminations of employment, as described in further detail under the section “Employment Agreements” above.

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Comtech Telecommunications Corp. 2000 Stock Incentive Plan (the “2000 Plan”). The 2000 Plan generally provides that awards granted on or after November 11, 2017, but prior to a change in control, will be subject to accelerated vesting in the event that the award holder undergoes an involuntary termination of employment without cause during the two-year period following the change in control. With respect to the RSU awards outstanding under the 2000 Plan, for participants who, as of the grant date, have three or more years of service with the Company, upon such participant’s termination of employment without cause (other than due to death or disability), the participant will be entitled to receive, in addition to the number of restricted stock units that have already vested prior to such termination of employment, a pro-rated number of unvested restricted stock units based on the number of days elapsed from the last vesting date to the date of termination.

Comtech Telecommunications Corp. 2023 Equity and Incentive Plan, as amended (the “2023 Plan”). The 2023 Plan generally provides that in the event of a change in control (as defined therein) in which the successor company assumes or substitutes for the applicable award, if a participant's employment with such successor company (or the Company) or an affiliate thereof terminates within 24 months following such change in control without cause (as defined in the 2023 Plan), the restrictions, limitations and other conditions applicable to RSU and performance awards outstanding as of the date of such termination of employment shall lapse and such awards shall become free of all restrictions, limitations and conditions and become fully vested (with the attainment of the performance goals determined as set forth in the applicable agreement or as otherwise determined by the Compensation Committee). The RSUs granted under the 2023 Plan generally provide for the same treatment upon a termination of employment as the RSUs granted under the 2000 Plan, except that the RSU award agreements under the 2023 Plan further provide that in the event of a termination of employment or as a result of death or disability (as defined in the agreement), all unvested RSUs will become fully vested as of the date of such termination.

Our performance awards granted in fiscal 2024 and 2025 provide for accelerated vesting upon death or disability, without proration, with the performance deemed to be the greater of (x) target achievement and (y) actual achievement of the performance goals from the beginning of the full three-year performance period through the end of the fiscal quarter in which death or disability occurred and projected at that level over the remainder of the full three-year performance period. The performance awards also provide for accelerated vesting in the case of a termination of the participant without cause, with the performance deemed to be the actual achievement of the performance goals through the end of the fiscal quarter in which termination occurred and projected at that level through the end of the applicable performance period (including the one- and two-year performance periods), but with the earned shares/units pro-rated for the portion of each applicable performance period during which the participant was employed, less any earned shares/units from completed performance periods to avoid double counting. For participants who, as of the grant date, have ten or more years of service with the Company (which includes Mr. Bondi), upon such participant’s voluntary termination of employment for any or no reason prior to the Final Certification Date, the participant will be entitled to receive a number of shares determined based on actual achievement of the performance goals for the full three-year performance period, determined without negative discretion by the Compensation Committee, but pro-rated for the portion of the full three-year performance period the participant was employed. In the event of certain change in control events occurring prior to the final certification date applicable to a performance award, the performance goals for the full three-year performance period will be deemed satisfied at a level equal to the greater of target and projected actual performance as of the date of such change in control, and the resulting number of earned shares, less any previously earned shares, will be deemed to be earned shares and become fully vested as of the change in control, unless the Compensation Committee determines prior to the designated “Assumption Deadline” that any performance awards that are not earned shares will be honored or assumed, or new awards substituted therefor, by the participant’s employer (or a parent or subsidiary thereof) by the Assumption Deadline and the substitute award meets certain specified criteria (including the requirement that the substitute award be subject to double-trigger vesting in the event of certain qualifying terminations within the two year period following the change in control and prior to the final certification date). “Assumption Deadline” refers to the date of the change in control (if the Company had at least twenty (20) days of advance notice that the change in control was anticipated to occur) or otherwise refers to the date ten (10) business days after the change in control date.

Fiscal 2025 Proxy Statement	56

FISCAL 2025 COMPENSATION TABLES
Outstanding Equity Awards at Fiscal Year End – Fiscal 2025

The table below sets forth the outstanding equity awards held by our NEOs as of July 31, 2025. The table below excludes Mr. Ratigan, who forfeited all equity awards he held in connection with his separation from the Company in January 2025.

Outstanding Equity Awards at Fiscal Year End – Fiscal 2025

Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#) (1)	Number of Securities Underlying Unexercised Options Unexercisable (#) (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (2)	Market Value of Shares or Units of Stock That Have Not Vested ($) (2)	Equity Incentive Plan Awards: Number of Unearned Shares of Stock or Other Rights That Have Not Vested (#) (3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units of Stock or Other Rights That Have Not Vested ($) (3)
Kenneth	1/23/2025	-	-	-	-	163,935	355,739	122,951	266,804
Traub	1/23/2025	-	-	-	-	-	-	40,984	88,935
	10/31/2024	-	-	-	-	26,234	56,928	-	-
Michael A.	9/30/2024	-	-	-	-	53,266	115,587	26,633	57,794
Bondi	9/30/2024	-	-	-	-	-	-	21,969	47,672
	8/11/2023	-	-	-	-	20,642	44,793	15,481	33,593
	8/11/2023	-	-	-	-	-	-	7,741	16,798
	8/12/2022	-	-	-	-	4,842	10,507	5,015	10,883
	8/10/2021	-	-	-	-	2,391	5,188	-	-
	8/4/2020	-	-	-	-	1,810	3,928	-	-
	5/28/2020	5,400	-	17.88	5/28/2030	-	-	-	-
	8/4/2015	10,550	-	28.35	8/4/2025	-	-	-	-
Jeffery P.	1/10/2025	-	-	-	-	12,107	26,272	6,054	13,136
Robertson	9/30/2024	-	-	-	-	14,720	31,942	7,360	15,970
	9/30/2024	-	-	-	-	-	-	21,664	47,010
	6/3/2024	-	-	-	-	77,821	168,872	-	-
(1)All options held by the NEOs are fully vested. The August 4, 2015 option grant expired unexercised on August 4, 2025.
(2)Time-based restricted stock units ("RSUs") granted on or prior to March 31, 2022 vest as to 20% of the shares initially awarded on each of the first five anniversaries of the grant date. Time-based RSUs granted thereafter vest in equal installments on the first three anniversaries of the grant date. Market value of awards is based on the $2.17 per share closing price of our common stock on July 31, 2025.
(3)The performance awards granted vest over a three-year performance period if pre-established performance goals are attained (including potential attainment in years one and two of the three-year period) and service-based vesting requirements are met. The number of outstanding performance awards included in the above table, and the related payout values, assume achievement of the pre-established goals at a “threshold” level in accordance with SEC disclosure rules, except for Mr. Bondi’s August 12, 2022 award which represents final actual achievement. Market value of awards is based on the $2.17 per share closing price of our common stock on July 31, 2025.
Compensation Committee Interlocks and Insider Participation
During fiscal 2025, Messrs. Waldman and Quinlan and Ms. Carpenter served as members of our Compensation Committee. No member of our Compensation Committee (i) is or was, during fiscal 2025, an employee or an officer of Comtech or its subsidiaries, (ii) was previously an officer of Comtech or its subsidiaries or, (iii) has any relationship requiring disclosure as a related person transaction.
During fiscal 2025, no executive officer of Comtech served as a director or a member of the compensation committee of another company whose executive officers served on the compensation committee of Comtech.

Fiscal 2025 Proxy Statement	57

FISCAL 2025 COMPENSATION TABLES
Pay Versus Performance (“PvP”) Disclosure

In compliance with Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K ("Item 402(v)"), the Company is furnishing the following details concerning the correlation between the “compensation actually paid” (“CAP”) by the Company and the financial performance of the Company during the relevant disclosure period, computed in accordance with Item 402(v). “Compensation actually paid” represents a required calculation of compensation that differs significantly from the Summary Compensation Table (“SCT”) calculation of compensation, the NEO’s realized or earned compensation, as well as from the way in which the Compensation Committee views annual compensation decisions. The amounts in the table below are calculated in accordance with SEC rules and do not represent amounts actually earned or realized by NEOs, including with respect to RSUs and performance awards which remain subject to forfeiture if the vesting conditions are not satisfied.

Pay Versus Performance

Fiscal Year	SCT Total for CEO Traub (a)	SCT Total for CEO Ratigan (a)	SCT Total for CEO Peterman (a)	SCT Total for CEO Porcelain (a)	CAP to CEO Traub (a)(b)(c)	CAP to CEO Ratigan (a)(b)(c)	CAP to CEO Peterman (a)(b)(c)	CAP to CEO Porcelain (a)(b)(c)	Average SCT Total for Non- CEO NEOs	Average CAP to Non-CEO NEOs (b)(c)	Value of Initial Fixed $100 Investment Based on Total Stockholder Return	Net Income ($mm)
2025	$3,753,789.00	$3,929,785	n/a	n/a	$3,483,712	$1,454,477	n/a	n/a	$2,137,442	$1,600,838	$19.00	$(155)
2024	n/a	$678,166	$4,528,081	n/a	n/a	$730,310	$(844,512)	n/a	$1,103,510	$501,973	$28.37	$(100)
2023	n/a	n/a	$5,018,836	$3,786,190	n/a	n/a	$4,431,786	$4,262,568	$1,096,183	$1,022,529	$88.96	$(27)
a.Each executive that has served the Company as CEO during the last three fiscal years is displayed individually in the table above. Ken Traub has served as our CEO since January 13, 2025, following John Ratigan who served as our CEO from March 13, 2024 to January 12, 2025, following Ken Peterman who served as our CEO from August 10, 2022 to March 12, 2024, preceded by Michael Porcelain, who served as CEO from December 31, 2021 to August 9, 2022. Non-CEO NEOs for each year include:
–FY2025: Michael Bondi, Jeffery Robertson
–FY2024: Michael Bondi, Maria Hedden, Don Walther, Jeffery Robertson
–FY2023: Michael Bondi, Maria Hedden, Don Walther, Nancy Stallone

b.Deductions from, and additions to, total compensation in the SCT by year to calculate Compensation Actually Paid CAP include:

CAP Reconciliation for Mr. Traub	FY2025	FY2024	FY2023
Summary Compensation Table (SCT) Total for Mr. Traub	$3,753,789	n/a	n/a
- Grant date values in SCT	$(1,422,953)	n/a	n/a
+ Year-end fair value of unvested awards granted in the current year	$1,152,876	n/a	n/a
± Change in fair value of unvested awards granted in prior years	n/a	n/a	n/a
+ Fair values at vest date for awards granted and vested in current year	n/a	n/a	n/a
± Change in fair value of prior-year equity awards vested in current year	n/a	n/a	n/a
± Forfeitures during current year equal to prior year-end fair value	n/a	n/a	n/a
Compensation Actually Paid for Mr. Traub	$3,483,712	n/a	n/a

CAP Reconciliation for Mr. Ratigan	FY2025	FY2024	FY2023
Summary Compensation Table (SCT) Total for Mr. Ratigan	$3,929,785	$678,166	n/a
- Grant date values in SCT	$(2,745,444)	$(252,500)	n/a
+ Year-end fair value of unvested awards granted in the current year	$355,222	$252,143	n/a
± Change in fair value of unvested awards granted in prior years	$(55,514)	n/a	n/a
+ Fair values at vest date for awards granted and vested in current year	n/a	$52,501	n/a
± Change in fair value of prior-year equity awards vested in current year	$(29,572)	n/a	n/a
± Forfeitures during current year equal to prior year-end fair value	n/a	n/a	n/a
Compensation Actually Paid for Mr. Ratigan	$1,454,477	$730,310	n/a

Fiscal 2025 Proxy Statement	58

FISCAL 2025 COMPENSATION TABLES

CAP Reconciliation for Mr. Peterman	FY2025	FY2024	FY2023
Summary Compensation Table (SCT) Total for Mr. Peterman	n/a	$4,528,081	$5,018,836
- Grant date values in SCT	n/a	$(3,964,874)	$(3,307,270)
+ Year-end fair value of unvested awards granted in the current year	n/a	n/a	$1,407,719
± Change in fair value of unvested awards granted in prior years	n/a	n/a	n/a
+ Fair values at vest date for awards granted and vested in current year	n/a	n/a	$1,312,501
± Change in fair value of prior-year equity awards vested in current year	n/a	n/a	n/a
± Forfeitures during current year equal to prior year-end fair value	n/a	$(1,407,719)	n/a
Compensation Actually Paid for Mr. Peterman	n/a	$(844,512)	$4,431,786

CAP Reconciliation for Mr. Porcelain	FY2025	FY2024	FY2023
Summary Compensation Table (SCT) Total for Mr. Porcelain	n/a	n/a	$3,786,190
- Grant date values in SCT	n/a	n/a	n/a
+ Year-end fair value of unvested awards granted in the current year	n/a	n/a	n/a
± Change in fair value of unvested awards granted in prior years	n/a	n/a	n/a
+ Fair values at vest date for awards granted and vested in current year	n/a	n/a	n/a
± Change in fair value of prior-year equity awards vested in current year	n/a	n/a	$476,378
± Forfeitures during current year equal to prior year-end fair value	n/a	n/a	n/a
Compensation Actually Paid for Mr. Porcelain	n/a	n/a	$4,262,568

CAP Reconciliation for Non-CEO NEOs	FY2025	FY2024	FY2023
Average Summary Compensation Table (SCT) Total for Non-CEO NEOs	$2,137,442	$1,103,510	$1,096,183
- Grant date values in SCT	$(697,081)	$(666,007)	$(648,981)
+ Year-end fair value of unvested awards granted in the current year	$290,343	$249,454	$274,517
± Change in fair value of unvested awards granted in prior years	$(92,510)	$(224,196)	$(16,405)
+ Fair values at vest date for awards granted and vested in current year	n/a	$66,252	$338,728
± Change in fair value of prior-year equity awards vested in current year	$(37,356)	$(27,040)	$(21,513)
± Forfeitures during current year equal to prior year-end fair value	n/a	n/a	n/a
Average Compensation Actually Paid for Non-CEO NEOs	$1,600,838	$501,973	$1,022,529

c.The following summarizes the valuation assumptions used for stock option awards included as part of Compensation Actually Paid:
–Expected life of each stock option is based on the “simplified method” using an average of the remaining vest and remaining term, as of the vest/fiscal year end date.
–Strike price is based on each grant date closing price and asset price is based on each vest/fiscal year end closing price.
–Risk free rate is based on the Treasury Constant Maturity rate closest to the remaining expected life as of the vest/fiscal year end date.
–Historical volatility is based on daily price history for each expected life (years) prior to each vest/fiscal year end date. Closing prices provided by S&P Capital IQ are adjusted for dividends and splits.
–Represents annual dividend yield on each vest/fiscal year end date.

Fiscal 2025 Proxy Statement	59

FISCAL 2025 COMPENSATION TABLES
Relationship Between Pay and Performance

The following charts provide a visual comparison of CAP to our CEO(s) and the average CAP to our Non-CEO NEOs, as outlined in the Pay Versus Performance Table above. These comparisons are shown against Company TSR and net income, respectively.

In the chart below, Company TSR illustrates the cumulative return of a hypothetical $100 investment made on July 31, 2022, including the reinvestment of any dividends.

Fiscal 2025 Proxy Statement	60

FISCAL 2025 COMPENSATION TABLES
Securities Authorized for Issuance Under Equity Compensation Plans
Equity Compensation Information Table
The following table sets forth information as of July 31, 2025, regarding our compensation plans and the Common Stock we may issue under the plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights, and conversion of stock units, restricted stock units and performance shares (1)	Weighted-average exercise price of outstanding options, warrants and rights (2)	Number of securities remaining available for future issuance under equity compensation plans (3)
Equity compensation plans approved by stockholders	2,363,342	$20.45	3,213,016
Equity compensation plans not approved by stockholders	-	-	-
Total	2,363,342	$20.45	3,213,016
(1)The number reported in this column assumes that long-term performance share awards are earned at 200% of target (except for the long-term performance shares granted in fiscal 2023, which are based on actual achievement for the three-year period ended July 31, 2025). See Note (3) to the "Summary Compensation Table - Fiscal 2025."
(2)Stock units, restricted stock units and performance shares are convertible into shares of our Common Stock on a one-for-one basis, subject to certain vesting and other requirements, and do not require the payment of an exercise price. As such, for these awards, the weighted average exercise price reflected in the above table does not take these awards into account.
(3)Includes 195,089 shares available for issuance under the Comtech Telecommunications Corp. Third Amended and Restated 2001 Employee Stock Purchase Plan. That plan permits employees to purchase shares at a discount from fair market value of up to 15% of the market price of our Common Stock at the beginning or end of each calendar quarter. As of July 31, 2025, 3,017,927 shares remained available for issuance under the 2023 Plan for either stock options, stock appreciation rights (which constitute options, warrants or rights for purposes of this table), restricted stock, restricted stock units, and other full-value awards. For purposes of this table, we assumed maximum achievement for all outstanding three-year performance awards. For additional information regarding the 2000 Plan and the 2023 Plan, please see the section entitled “Narrative Disclosure to Summary Compensation Table - Severance and Change in Control Payments” above.

Fiscal 2025 Proxy Statement	61

AUDIT COMMITTEE AND OTHER MATTERS
Audit Committee Report
Our Audit Committee has furnished the following report.1
The information contained in the "Audit Committee Report" is not to be deemed to be “soliciting material” or to be “filed” with the SEC, nor is such information to be incorporated by reference into any future filings under the Securities Act or the Exchange Act, as amended, except to the extent that we specifically incorporate it by reference into such filings.
The Audit Committee assists the Board of Directors in fulfilling its responsibilities by overseeing the accounting and financial reporting processes of Comtech, the audits of Comtech’s consolidated financial statements and internal control over financial reporting, the qualifications and performance of the independent registered public accounting firm engaged as Comtech’s independent auditor, and the performance of Comtech’s internal auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. Deloitte & Touche LLP ("Deloitte"), Comtech’s independent registered public accounting firm, is responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States of America and on the effectiveness of the Company’s internal control over financial reporting.
In fiscal 2025, the Audit Committee, in fulfilling its responsibilities, among other things:
•reviewed and discussed the audited financial statements contained in the fiscal 2025 Annual Report on SEC Form 10-K (the “Form 10-K”) with Comtech’s management and with Deloitte;
•discussed with Deloitte the matters required to be discussed by Statement on Auditing Standards No. 1301, Communication with Audit Committees, as amended and adopted by the Public Company Accounting Oversight Board; and
•received written disclosures and the letter from Deloitte required by Public Company Accounting Oversight Board Rule 3526, "Communication with Audit Committees Concerning Independence," and discussed with Deloitte its independence from Comtech and its management.

See “Part II - Item 9A. Controls and Procedures” in our Form 10-K for disclosures related to material weaknesses identified, in fiscal 2025, within our control environment and system of internal controls over financial reporting at the control activity level.

The Audit Committee is committed to maintaining a strong internal control environment and the timely remediation of internal control deficiencies. As part of the ongoing refreshment efforts of the Board and the desire to maintain a strong Audit Committee, Mr. Bruce Crawford was appointed to the Audit Committee in January 2025. Effective August 18, 2025, Mr. Sprung was appointed to the Audit Committee, and effective December 11, 2025, Ms. Raymond was appointed to the Audit Committee, at which time, Mr. Crawford stepped down from the Audit Committee. Such changes reflect our commitment to enhancing the Audit Committee’s independence and positioning it to effectively oversee our financial reporting and governance practices.

In reliance on the reviews and discussion noted above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in Comtech’s Annual Report on Form 10-K for the fiscal year ended July 31, 2025, for filing with the SEC.

Audit Committee
Lawrence J. Waldman, Chairperson
Bruce Crawford
Michael Hildebrandt
Lloyd A. Sprung
1 The Audit Committee Report was furnished by the members of the Audit Committee who participated in the review, discussions and recommendation with respect to the report.

Fiscal 2025 Proxy Statement	62

AUDIT COMMITTEE AND OTHER MATTERS
Certain Relationships and Related Transactions

Preferred Stock
As discussed above under “Preferred Investors,” on October 18, 2021, the Company entered into a Subscription Agreement with the Preferred Investors, pursuant to which the Company sold 100,000 shares of Series A Convertible Preferred Stock (“Series A Convertible Preferred Stock”) to the Preferred Investors for an aggregate purchase price of $100.0 million. On December 13, 2023, the Company and Preferred Investors entered into an Exchange Agreement with the Preferred Investors, pursuant to which the Company (i) exchanged the outstanding shares of Series A Convertible Preferred Stock for Series A-1 Convertible Preferred Stock, par value $0.10 per share (the “Series A-1 Convertible Preferred Stock”), having the same liquidation preference as the outstanding Series A Convertible Preferred Stock and (ii) changed certain terms of the Series A Convertible Preferred Stock. In connection with the exchange, on December 19, 2023, the Company filed a Certificate of Elimination of Series A Convertible Preferred Stock of the Company with the Secretary of State of Delaware as part of the Company’s Certificate of Incorporation in accordance with the General Corporation Law of the State of Delaware (“DGCL”). As a result, no shares of Series A Convertible Preferred Stock remain outstanding as of December 19, 2023.

On January 22, 2024, the Company and Preferred Investors entered into a Subscription and Exchange Agreement with the Preferred Investors, pursuant to which the Company (i) sold 45,000 shares of Series B Convertible Preferred Stock, par value $0.10 per share (the “Series B Convertible Preferred Stock”), for an aggregate purchase price of $45.0 million, (ii) exchanged the outstanding shares of Series A-1 Convertible Preferred Stock for Series B Convertible Preferred Stock having the initial liquidation preference of $1,000 per share, (iii) issued 5,400 shares of additional Series B Convertible Preferred Stock to the Preferred Investors in lieu of cash for certain expense reimbursements and (iv) changed certain terms of the Series A-1 Convertible Preferred Stock. In connection with the exchange, on January 23, 2024, the Company filed a Certificate of Elimination of Series A-1 Convertible Preferred Stock of the Company with the Secretary of State of Delaware as part of the Company’s Certificate of Incorporation in accordance with the DGCL. As a result, no shares of Series A-1 Convertible Preferred Stock remain outstanding as of January 23, 2024. We received $43.2 million of cash proceeds from the sale of 45,000 shares of Series B Convertible Preferred Stock, net of $1.8 million for certain expense reimbursements.

On June 17, 2024, the Company and the Preferred Investors entered into a Subscription and Exchange Agreement, pursuant to which the Company (i) exchanged the outstanding shares of Series B Convertible Preferred Stock for Series B-1 Convertible Preferred Stock, par value $0.10 per share (the “Series B-1 Convertible Preferred Stock”), having the same liquidation preference as the outstanding Series B Convertible Preferred Stock as of the date of issuance, (ii) issued 5,705.83 shares of additional Series B-1 Convertible Preferred Stock to the Preferred Investors as a consent fee and (iii) changed certain terms of the Series B Convertible Preferred Stock. In connection with the exchange, on June 18, 2024, the Company filed a Certificate of Elimination of Series B Convertible Preferred Stock of the Company with the Secretary of State of Delaware as part of the Company’s Certificate of Incorporation in accordance with the DGCL. As a result, no shares of Series B Convertible Preferred Stock remain outstanding as of June 18, 2024. We did not receive any cash proceeds from this exchange.

On October 17, 2024, the Company entered into a Subscription and Exchange Agreement with the Preferred Investors, pursuant to which the Company (i) exchanged the outstanding shares of Series B-1 Convertible Preferred Stock for Series B-2 Convertible Preferred Stock, having the same liquidation preference as the outstanding Series B Preferred Stock as of the date of issuance, (ii) issued 3,436.53 shares of additional Preferred Stock to the Preferred Investors as a consent fee, and (iii) changed certain terms of the Series B-1 Convertible Preferred Stock. In connection with the exchange, on October 23, 2024, the Company filed a Certificate of Elimination of Series B-1 Convertible Preferred Stock of the Company with the Secretary of State of Delaware as part of the Company’s Certificate of Incorporation in accordance with the DGCL. As a result, no shares of Series B-1 Convertible Preferred Stock remain outstanding as of October 23, 2024. We did not receive any cash proceeds from this exchange.

Fiscal 2025 Proxy Statement	63

AUDIT COMMITTEE AND OTHER MATTERS
On March 3, 2025, the Company entered into a Subscription and Exchange Agreement with the Preferred Investors, pursuant to which the Company (i) exchanged the outstanding shares of Series B-2 Convertible Preferred Stock for Series B-3 Convertible Preferred Stock (which we refer to as the outstanding “Preferred Stock” elsewhere in this proxy statement), having the same liquidation preference as the outstanding Series B-2 Convertible Preferred Stock as of the date of issuance, (ii) issued 2,916.76 shares of additional Preferred Stock and provided $650,000 in cash to the Preferred Investors collectively as a consent fee and (iii) changed certain terms of the Series B-2 Convertible Preferred Stock. In connection with the exchange, on March 7, 2025, the Company filed a Certificate of Elimination of Series B-2 Convertible Preferred Stock of the Company with the Secretary of State of Delaware as part of the Company’s Certificate of Incorporation in accordance with the DGCL. As a result, no shares of Series B-2 Convertible Preferred Stock remain outstanding as of March 7, 2025. We did not receive any cash proceeds from this exchange.

As a result of the transactions described above, as of the Record Date, the Preferred Investors hold 178,180.34 shares of Preferred Stock with an aggregate liquidation preference of $212,595,681. For a more detailed description of the Preferred Stock, please see the Description of Comtech Telecommunication Corp.’s Securities attached as exhibit 4(a)(ii) to our Annual Report on Form 10-K for the year ended July 31, 2025, initially filed with the SEC on November 10, 2025.

In connection with the transactions described above, the Company entered into Voting Agreements and a Registration Rights Agreement with the Preferred Investors with respect to each series of convertible preferred stock, while such series was outstanding. Pursuant to the Voting Agreements currently in effect, the Preferred Investors agreed, among other things, subject to the qualifications and exceptions set forth in the Voting Agreements, to vote their shares of Preferred Stock or shares issued upon conversion of the Preferred Stock that exceed, in the case of Magnetar, 16.50% of the Company’s outstanding voting power and, in the case of White Hat, 3.4999% of the Company’s outstanding voting power as of January 22, 2024, in the same proportion as the vote of all holders (excluding the Preferred Investors) of the Preferred Stock or the Common Stock, as applicable. Pursuant to the Registration Rights Agreement currently in effect, the Company granted the Preferred Investors certain customary registration rights with respect to the shares of Common Stock issued and issuable upon conversion of Preferred Stock and upon exercise of certain Warrants issued in substitution for the Preferred Stock in certain circumstances.

White Hat, one of the Preferred Investors, is affiliated with Mark Quinlan, who serves on our Board. As part of the amendment to the terms of the Preferred Stock in March 2025, the Company granted the Preferred Investors the right to designate an observer to the Board. The Preferred Investors designated Khushma Parekh, an employee of White Hat, as their observer to the Board.

The Subordinated Credit Facility
On October 17, 2024, the Company entered into a Subordinated Credit Agreement with certain of the Preferred Investors and U.S. Bank Trust Company, National Association, as agent, which provided an initial subordinated unsecured term loan facility in the aggregate principal amount of $25.0 million (the “Subordinated Credit Facility”). The proceeds of the Subordinated Credit Facility: (i) cured our default on certain financial covenants under our senior credit facility with a syndicate of lenders, dated June 17, 2024 (as amended, the “Credit Facility”); (ii) provided additional liquidity to us; and (iii) funded our general working capital needs. The $25.0 million Subordinated Credit Facility is subject to a make-whole amount with respect to certain repayments or prepayments.

On March 3, 2025, the Company entered into an amendment ("Amendment No. 1") to the Subordinated Credit Facility which, in addition to providing incremental aggregate principal of $40.0 million, waived all defaults under the Subordinated Credit Facility, specifically in connection with the Net Leverage Ratio and Fixed Charge Coverage Ratio covenants as of January 31, 2025 and suspended testing of the Net Leverage Ratio and the Fixed Charge Coverage Ratio covenants under the Subordinated Credit Facility until October 31, 2025. The net proceeds were principally used to repay a portion of the Term Loan and Revolver Loan under the Credit Facility, funded our general working capital needs and enabled us to negotiate the Second Amendment to the Credit Facility, including the waiver of existing defaults. The $40.0 million Subordinated Credit Facility is subject to a make-whole amount with respect to certain repayments or prepayments.

Fiscal 2025 Proxy Statement	64

AUDIT COMMITTEE AND OTHER MATTERS
On July 21, 2025, the Company entered into a second amendment (“Amendment No. 2”) to the Subordinated Credit Facility which, among other things: (i) provided for the incurrence of a $35.0 million priority term loan, the net proceeds of which were used to pay certain transaction costs, fees and expenses incurred in connection with amendments to our credit facilities and to prepay, without premium, portions of the outstanding Term Loans and Revolver Loan under the Credit Facility; (ii) suspends, until the four-quarter period ending January 31, 2027, testing of the Net Leverage Ratio, the Fixed Charge Coverage Ratio and the Minimum EBITDA covenants in the Subordinated Credit Facility; (iii) modified the interest rate applicable to the subordinated term loans; (iv) reduced the minimum EBITDA requirement; (v) reduced the minimum quarterly average liquidity requirement from $17.5 million to $15 million; (vi) permits us to engage in the Specified Permitted Individual Disposition, on the terms, and subject to documentation, reasonably acceptable to the Subordinated Agent (subject to the conditions to use net cash proceeds from such sale to repay outstanding principal amounts of the obligations under our credit facilities); and (vii) required us to adopt management incentive and retention arrangements for its key personnel in connection with the contemplation of our strategic alternatives.

Under Amendment No. 2, the interest rate applicable to the $35.0 million priority subordinated credit facility shall be the greater of: (x) the highest per annum interest rate then-applicable to the Term Loans under the Credit Facility, and (y) Term SOFR (as defined in the Credit Facility) plus 10.5%. The interest on the $35.0 million shall be paid-in-kind quarterly, in arrears, by capitalizing and adding the unpaid and accrued amount of such interest to the aggregate outstanding principal amount of the incremental priority subordinated credit facility on the last business day of each quarter. Unlike the existing subordinated term loans, the $35.0 million priority Subordinated Credit Facility is not subject to any make-whole premium.

None of the prior tranches of the Subordinated Credit Facility bear interest. Unlike the $35.0 million tranche discussed above, the other two tranches of the Subordinated Credit Facility, which aggregate $65.0 million of principal, instead are subject to make-whole amounts with respect to certain repayments or prepayments equal to: (i) from the respective closing date of each tranche through (but not including) the date that is nine months thereafter, the principal repayment amount multiplied by 33.0%; (ii) from the date that is nine months after the applicable closing date through (but not including) the date that is the second anniversary of such closing date, the principal repayment amount multiplied by 50.0%; (iii) from the second anniversary of the applicable closing date and thereafter, the principal repayment amount multiplied by 75.0% plus, in the case of clause (iii), interest accrued on the principal amount outstanding at the Make-Whole Interest Rate (as defined below) starting on the second anniversary of the applicable closing date and calculated as of any such date of determination. The Make-Whole Interest Rate is a rate equal to 16.0% per annum, which is increased by 2.0% per annum upon the occurrence and during the continuation of an event of default under the Subordinated Credit Facility.

The obligations under the Subordinated Credit Facility mature 90 days after the Credit Facility. The Subordinated Credit Facility contains customary representations, warranties and affirmative and negative covenants.

As of July 31, 2025 and November 7, 2025, total borrowings outstanding under the Subordinated Credit Facility were $100.1 million and $101.5 million, respectively. Such amount does not include the $25.7 million make-whole amount associated with the $65.0 million portion of the Subordinated Credit Facility. For more information, see Notes to Consolidated Financial Statements - Note (9) Subordinated Credit Facility included in Part II - Item 8. Financial Statements and Supplementary Data in our Annual Report on Form 10-K for the year ended July 31, 2025, initially filed with the SEC on November 10, 2025.

Cooperation Agreement
On November 17, 2024, the Company entered into the Cooperation Agreement with Fred Kornberg, Michael Porcelain and Oleg Timoshenko (the “Investor Group”). Pursuant to the Cooperation Agreement, the Board appointed Michael J. Hildebrandt to serve on the Board and agreed to nominate and recommend Mr. Hildebrandt for election at the 2024 Annual Meeting. The Board also agreed to appoint Mr. Hildebrandt to the Audit Committee and Nominating and Governance Committee. The Investor Group withdrew its nomination of candidates for election to the Board at the 2024 Annual Meeting and agreed to support the Company’s slate of directors for election at the annual meeting.

Fiscal 2025 Proxy Statement	65

AUDIT COMMITTEE AND OTHER MATTERS
Pursuant to the Cooperation Agreement, the Company and the Investor Group shall cooperate in good faith to identify and agree upon an additional director candidate to be appointed to the Board at a later date as an independent director (together with Mr. Hildebrandt, the “New Directors”). The Cooperation Agreement further contains customary standstill, non-disparagement and release terms. The Company agreed to reimburse the Investor Group for its documented out-of-pocket fees and expenses, subject to certain limitations, in an amount not to exceed $350,000.

The Cooperation Agreement was set to remain in effect until the initial termination date, which was 30 days prior to the deadline under the Company’s By-Laws for stockholders to nominate directors for election to the Board at the Fiscal 2025 Annual Meeting unless the Company exercised its option to renew the agreement for an additional year by providing notice to the Investor Group of its intention to renominate the New Directors at the Fiscal 2025 Annual Meeting. The Company exercised this option by providing such notice to the Investor Group so that the termination date is now 30 days before the nomination deadline for the Fiscal 2026 Annual Meeting of Stockholders. For more information, see the Company’s Form 8-K filed with the SEC on November 18, 2024.

Fiscal 2025 Proxy Statement	66

PROPOSALS

PROPOSAL NO. 1 – ELECTION OF SEVEN DIRECTORS ♦♦♦ Our Board of Directors unanimously recommends a vote FOR the Election of

Bruce T. Crawford Michael J. Hildebrandt Mark R. Quinlan Mary Jane Raymond Lloyd A. Sprung Kenneth Traub Lawrence J. Waldman to our Board of Directors
Background of Proposal No. 1
Upon the recommendation of the Nominating and Governance Committee, the Board nominates and recommends Bruce T. Crawford, Michael J. Hildebrandt, Mark R. Quinlan, Mary Jane Raymond, Lloyd A. Sprung, Kenneth Traub and Lawrence J. Waldman to be elected to serve on our Board until the next annual meeting of stockholders and until their successors are duly elected and qualified. On January 23, 2026, Ms. Wendi B. Carpenter, a current director, communicated to the Company of her decision not to stand for re-election upon the end of her current term at the 2025 Annual Meeting. The Board has taken action to reduce the size of the Board to seven members, effective upon the conclusion of Ms. Carpenter’s term of service at the 2025 Annual Meeting.
All directors are elected for one-year terms. Assuming the election of the director nominees, following the Annual Meeting, all of our directors will have a term of office that expires at the 2026 Annual Meeting. All directors serve until their successors are duly elected and qualified.

All of the director nominees have consented to being named in this proxy statement and to serve as director if reelected. If a nominee becomes unable or unwilling to accept the nomination or election, the persons designated as proxies will be entitled to vote for any other person designated as a substitute nominee by our Board. We have no reason to believe that any of the Company nominees will be unable to serve.
If you properly execute your proxy card and do not provide voting instructions on Proposal No. 1, your shares will be voted in accordance with our Board’s recommendations. You may mark instructions with respect to any of the nominees in Proposal No. 1. We urge you to vote “FOR” all of the director nominees named under Proposal No. 1.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” EACH OF THE COMPANY’S DIRECTOR NOMINEES,
BRUCE T. CRAWFORD, MICHAEL J. HILDEBRANDT, MARK R. QUINLAN, MARY JANE RAYMOND, LLOYD A. SPRUNG, KENNETH TRAUB AND LAWRENCE J. WALDMAN

For biographies and qualifications of our nominees for Director, see – “Stockholders, Directors and Executive Officers”

Fiscal 2025 Proxy Statement	67

PROPOSALS

PROPOSAL NO. 2 – APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
♦♦♦
Our Board of Directors unanimously recommends a vote FOR the proposal to approve compensation of our Named Executive Officers.

Background of Proposal No. 2
The Compensation Committee believes that compensation of our executive officers, along with the progressive changes made to our compensation programs, in fiscal 2025 met the objectives of our program which were to foster long-term business success using a pay-for-performance philosophy.
We are providing stockholders with the opportunity to cast an advisory vote on the compensation of our Named Executive Officers as disclosed in this Proxy Statement, including in the section entitled “Executive Compensation” the compensation tables and other executive compensation disclosures. Stockholders are being asked to vote on the following resolution:
“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of Comtech’s executive officers named in the Summary Compensation Table, as disclosed in Comtech’s Proxy Statement dated January 30, 2026 including Executive Compensation, the compensation tables and other executive compensation disclosures.”
Although this proposal is advisory and not binding, the Compensation Committee, which is comprised solely of independent directors and is responsible for making decisions regarding the amount and form of compensation paid to our executive officers, will carefully consider the stockholder vote on this matter, along with other expressions of stockholder views it receives on specific policies and desirable actions. In each case, as it did throughout fiscal 2025 with respect to the prior year approval vote, the Compensation Committee will seek to understand the concerns that influenced the vote and address them in making future decisions affecting our executive compensation program.
Please refer to the sections of this Proxy Statement entitled “Executive Compensation” and “Narrative Disclosure to Summary Compensation Table” for a detailed discussion of our executive compensation principles and practices, the fiscal 2025 compensation of our NEOs and any changes implemented in our program for fiscal 2025.
We urge you to read these sections of this Proxy Statement and the related compensation tables closely in determining how to vote on this matter.

If you properly execute your proxy card and do not provide voting instructions on Proposal No. 2, your shares will be voted in accordance with our Board’s recommendations.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF
THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Fiscal 2025 Proxy Statement	68

PROPOSALS

PROPOSAL NO. 3 – RATIFICATION OF THE SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
♦♦♦
Our Board of Directors unanimously recommends a vote FOR the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm.

Background of Proposal No. 3
The Audit Committee of our Board of Directors has selected Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm for the current fiscal year ending July 31, 2026. If our stockholders do not ratify the selection of Deloitte, it will be reconsidered by our Audit Committee. Representatives of Deloitte are expected to be in attendance at the 2025 Annual Meeting, with the opportunity to make a statement, should they so desire, and to be available to respond to appropriate questions.
Our Audit Committee reviews each service performed by Deloitte on a case-by-case basis before approving all audit or permissible non-audit services. Our Audit Committee has concluded that the non-audit services provided by Deloitte are compatible with maintaining the independent registered public accounting firm’s independence.
Principal Accountant Fees and Services

The following is a summary of the fees billed to us for the fiscal year ended July 31, 2024 and fees billed to or payable by us for professional services rendered for the fiscal year ended July 31, 2025 by the Company’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates:

Fee Category	Fiscal 2025	Fiscal 2024

Audit fees (1)	$4,211,000	$2,203,000
Audit-related fees (2)	272,000	22,000
Tax fees (3)	4,000	139,000
All other fees (4)	12,000	12,000
Total fees	$4,499,000	$2,376,000

(1)Audit fees consist of fees for assurance and related services that are reasonably related to the performance of the audit of our annual financial statements and review of the interim financial statements included in quarterly reports or services that are normally provided in connection with statutory and regulatory filings or engagements. Audit fees include fees related to the audit of our report on internal control over financial reporting and issuance of consents.
(2)Audit-related fees consist of fees for services that are outside the scope of the engagement letter for the audit, but which are reasonably related to the performance of the audit or review of the consolidated financial statements.
(3)Tax fees consist of fees billed for professional services regarding federal, state and international tax compliance, tax advice and tax planning.
(4)All other fees represent technical accounting subscription fees and other permitted services other than those that meet the criteria above.

If you properly execute your proxy card and do not provide voting instructions on Proposal No. 3, your shares will be voted in accordance with our Board’s recommendations.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF
THE SELECTION OF DELOITTE & TOUCHE LLP

Fiscal 2025 Proxy Statement	69

PROPOSALS

PROPOSAL NO. 4 – APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2023 EQUITY AND INCENTIVE PLAN, AS AMENDED (THE “2023 PLAN”) TO INCREASE THE NUMBER OF SHARES OF OUR COMMON STOCK AVAILABLE UNDER THE 2023 PLAN
♦♦♦
Our Board of Directors unanimously recommends voting FOR this proposal to increase the number of shares of our Common Stock available under the 2023 Plan.

Background of Proposal No. 4

At the Annual Meeting, our stockholders will be asked to approve the Plan Amendment (as defined below), which was approved by the Board of Directors, upon the recommendation of the Compensation Committee, on January 29, 2026, subject to stockholder approval. The 2023 Plan was originally approved by our stockholders at our Fiscal 2023 Annual Meeting of Stockholders on December 14, 2023, and was subsequently amended on January 13, 2025 to increase the number of shares of our Common Stock available for issuance under the 2023 Plan. As of January 15, 2026, we estimate 166,660 shares of our Common Stock remain available for future issuances under the 2023 Plan (assuming outstanding performance awards are counted at the maximum vesting level and that time-based RSUs previously authorized by the Board of Directors to certain employees are granted prior to the 2025 Annual Meeting).

The Board recommends that our stockholders approve the Plan Amendment in order to increase the number of shares of Common Stock authorized for issuance under the 2023 Plan. Given the limited number of shares that are expected to remain available under the 2023 Plan, the Board believes that it is important that the Plan Amendment be approved in order to allow us to continue to be able to make awards of long-term equity incentives, which we believe are critical for attracting, motivating, rewarding and retaining a talented team who will contribute to our success.

If our stockholders approve the Plan Amendment, it will become effective on the date of the 2025 Annual Meeting. If the Plan Amendment is not approved, the 2023 Plan as currently in effect will remain in effect for as long as shares remain available under the 2023 Plan, subject to earlier termination by the Board and the terms of the Plan.

A summary of the material features of the 2023 Plan, as amended by the Plan Amendment, is set forth below. This summary is, however, qualified in its entirety by and subject to the full text of the 2023 Plan, as amended by the Plan Amendment, which is attached as Appendix A. Capitalized terms which are used in this summary that are not otherwise defined have the respective meanings given to such terms in the 2023 Plan. If our stockholders approve the Plan Amendment, we will file with the SEC a registration statement on Form S-8, as soon as reasonably practicable after the approval, to register the additional shares available for issuance under the 2023 Plan.

Proposed Plan Amendment

At the 2025 Annual Meeting, our stockholders will be asked to approve an amendment to the 2023 Plan to increase the available shares of Common Stock authorized for issuance under the 2023 Plan by 2,800,000 shares of Common Stock (the “Plan Amendment”). After adding the current shares of Common Stock that remained available for future issuances under the 2023 Plan to the additional shares approved by the Plan Amendment, there will be a total of 2,966,660 shares of Common Stock available for future issuance under the 2023 Plan.

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PROPOSALS
Under the terms of the 2023 Plan, as amended prior to the Plan Amendment, the maximum number of shares of Common Stock authorized for issuance was equal to (i) 3,795,000 shares, plus (ii) any shares of Common Stock available for awards under the 2000 Plan as of the effective date of the 2023 Plan. If the Plan Amendment is approved, the maximum number of shares authorized to be issued under the 2023 Plan will increase by 2,800,000 shares.

Reasons to Vote for Proposal No. 4

To support the Company’s ongoing transformation, we believe it is critical to maintain flexibility in our retention and incentive programs to attract and retain the key talent required to execute our strategy. Our share pool has historically not been sufficient to cover routine annual equity grants for executives, high-potential employees and key new hires, constraining our ability to compete for and retain critical talent. In particular, we must be able to make timely annual, promotional and retention awards to executives who are accountable for executing our transformation, as well as make selective new hire and make-whole grants to recruit critical leadership, operational and technical talent. We added cash-settled long-term performance awards in fiscal 2024, which was intended to be a temporary structural change to help reduce share usage. However, as the Company’s financial performance improves and/or as our stock price increases, the cash-settled awards may become very expensive for the Company to settle in cash. Furthermore, cash-settled long-term performance awards can result in volatility of cost, profits and EBITDA. Without an adequate share reserve, we risk gaps in our long‑term incentive program, reduced alignment between pay and performance, and diminished ability to secure and retain the experienced talent needed to execute our operational plan and drive long-term stockholder value.

Our capital structure includes significant non‑equity capital, and the value of our common equity represents a relatively small portion of our overall enterprise value. This dynamic means that, at recent stock price levels, providing market‑competitive equity opportunities requires a larger number of shares to deliver appropriate grant values based on the size of our enterprise. The Company has responsibly managed the equity pool to date, as evidenced by an average three-year burn rate of 2.98%, which is below the market benchmark of 5.85%. In the meantime, the Company remains focused on disciplined equity usage. We are therefore requesting an increase in available shares in the 2023 Plan to ensure we can continue to attract, motivate and retain the experienced talent necessary to sustain operational progress and drive long‑term stockholder value.
Equity Grant Practices
Outstanding Equity Awards
As of January 15, 2026, there were 4,736,686 full value awards issued and outstanding (that is, awards other than stock options and stock appreciation rights, and with counting performance-based awards assuming the maximum vesting level) and 96,250 stock options outstanding under the 2023 Plan. As of that date, the weighted average exercise price of our outstanding stock options was $18.13, and the weighted average remaining contractual term for the outstanding stock options was 4.16 years. As noted above, as of January 15, 2026, 166,660 shares of Common Stock remained available for issuance under the 2023 Plan (assuming outstanding performance awards are counted at the maximum vesting level and that time-based RSUs previously authorized by the Board of Directors to certain employees are granted prior to the Fiscal 2025 Annual Meeting of Stockholders).

Fiscal 2025 Proxy Statement	71

PROPOSALS

	Table of Grants of Plan-Based Awards - Fiscal 2025

			(1) Estimated Future Payouts Under Fiscal 2025 Non-Equity Incentive Plan Awards			(2) Estimated Future Payouts Under Fiscal 2025 Equity Incentive Plan Awards			(3) All other Stock Awards:	(4) Grant
Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Shares of Stock or Units Threshold (#)	Shares of Stock or Units Target (#)	Shares of Stock or Units Maximum (#)	Shares of Stock or Units (#)	Date Value of Stock Awards ($)
Ken Traub (5)			331,918	663,836	1,327,671	-	-	-	-	-
	1/23/2025	(6)	-	-	-	40,984	81,967	163,934	-	255,738
	1/23/2025		-	-	-	122,951	245,902	491,804	-	767,214
	1/23/2025		-	-	-	-	-	-	163,935	400,001
Michael Bondi			193,125	386,250	772,500	-	-	-	-	-
	9/30/2024	(6)	-	-	-	21,968	43,937	87,873	-	269,771
	9/30/2024		-	-	-	26,633	53,266	106,532	-	327,053
	9/30/2024		-	-	-	-	-	-	53,266	256,209
Jeff Robertson			193,125	386,250	772,500	-	-	-	-	-
	9/30/2024	(6)	-	-	-	21,663	43,326	86,653	-	266,024
	9/30/2024		-	-	-	7,360	14,719	29,438	-	90,375
	9/30/2024		-	-	-	-	-	-	14,720	70,803
	1/10/2025		-	-	-	6,054	12,107	24,214	-	63,925
	1/10/2025		-	-	-	-	-	-	12,107	50,002
John Ratigan			375,000	750,000	1,500,000	-	-	-	-	-
	9/30/2024	(6)	-	-	-	14,882	29,765	59,530	-	182,756
	9/30/2024		-	-	-	29,765	59,530	119,060	-	365,514
	9/30/2024		-	-	-	-	-	-	59,530	286,339
	10/28/2024	(6)	-	-	-	26,042	52,083	104,167	-	255,208
	10/28/2024		-	-	-	78,125	156,250	312,500	-	765,625
	10/28/2024		-	-	-	25,000	50,000	100,000	-	96,000
	10/28/2024		-	-	-	-	-	-	104,167	400,001
(1)Our fiscal 2025 non-equity incentive awards were granted under our 2023 Plan. Amounts presented as “Threshold” assume all personal goals were achieved, and all financial performance goals were met at the threshold level (i.e., 85% of target) resulting in an ultimate 50% payout. Amounts presented as “Maximum” assume all personal goals were achieved, as applicable, and all financial performance goals were met at the maximum level (i.e., 115% of target) resulting in an ultimate 200% payout. Amounts presented for Mr. Traub are prorated based on his hire date.
(2)Performance awards which would be settled in stock and cash were granted pursuant to our 2023 Plan. Performance awards vest following the conclusion of the three-year fiscal 2025 – fiscal 2027 performance period. The ASC 718 grant date fair value of fiscal 2025 performance awards were as follows: $6.14, $4.90, $5.28 and $3.12 per share for awards granted on September 30, 2024, October 28, 2024, January 10, 2025 and January 23, 2025, respectively. Amounts presented as “Threshold” assume all performance goals were met at the threshold level (i.e., 85% of Revenue and Adjusted EBITDA targets and 25th percentile for rTSR) resulting in an ultimate 50% payout. Amounts presented as “Maximum” assume all performance goals were met at the maximum level (i.e., 115% of Revenue and Adjusted EBITDA targets and 75th percentile for rTSR) resulting in an ultimate 200% payout. For additional information regarding the performance awards, see Note (3) to the “Summary Compensation Table – Fiscal 2025.”
(3)Amounts reported in this column represent time-based RSUs granted as part of the annual award and which generally vest at a rate of one-third per year on the first through the third anniversary dates of the grant date, subject to the recipient’s continued service. The grant date fair value of fiscal 2025 awards were as follows: $4.81, $3.84, $4.13 and $2.44 per share for awards granted on September 30, 2024, October 28, 2024, January 10, 2025 and January 23, 2025, respectively.
(4)Assumptions used in the calculation of these amounts are discussed in Note 12 to our consolidated audited financial statements for the fiscal year ended July 31, 2025, included in our Annual Report on Form 10-K filed with the SEC on November 10, 2025.
(5)Does not include any grants to Mr. Traub while serving solely in his capacity as a non-employee director. Please see the section entitled “Director Compensation” for details regarding Mr. Traub’s fiscal 2025 equity awards granted before he was appointed as Executive Chair of the Company on November 26, 2024.
(6)The performance awards set forth in these rows are cash-settled awards.

Fiscal 2025 Proxy Statement	72

PROPOSALS

Dilution
Annual dilution from our equity compensation program is measured as the total number of shares subject to equity awards granted in a given year, less cancellations and other shares returned to the reserve that year, divided by total basic shares outstanding as of the Record Date. Annual dilution from our equity compensation program for fiscal year 2025 was 2.5%.

Overhang is another measure of the dilutive impact of equity programs. Our overhang is equal to the number of shares subject to outstanding equity compensation awards (assuming outstanding performance awards are counted at the maximum vesting level) plus the number of shares available to be granted under the 2023 Plan, divided by the total number of basic shares outstanding as of the Record Date (inclusive of the number of shares subject to outstanding equity compensation awards plus the number of shares available to be granted under the 2023 Plan). As of January 15, 2026, our overhang was 14.4% and 20.8%, respectively, before and after the Plan Amendment. For purposes of calculating overhang, the denominator includes 29,643,224 shares of Common Stock outstanding as of January 15, 2026.

Burn Rate
Burn rate is a measure of the number of shares subject to equity awards that we grant annually, which helps indicate the life expectancy of our equity plans and is another measure of stockholder dilution. We determine our burn rate by dividing the aggregate number of shares subject to awards granted during the year (except for performance awards, which are based on actual shares earned) by the weighted average number of basic shares outstanding during the year. The Company’s burn rate for the past three fiscal years has been as follows:

		Full Value Awards
		Restricted	Performance		Weighted
Fiscal Year	Options Granted	Stock/Restricted Stock Units Granted	Shares Earned(A)	Options + Full Value Awards(A)(B)	Average Basic Shares Outstanding	Burn Rate
2025	—	879,977	25,547	905,524	29,405,000	3.08%
2024	—	908,048	117,948	1,025,996	28,799,000	3.56%
2023	—	505,668	138,930	644,598	28,002,000	2.30%

Our three-year average burn rate, calculated on a fiscal year basis through July 31, 2025, is 2.98%.

Notes and Other Information

(A)    Performance share awards in the table above are shown based on the number of shares earned. The Company granted 797,496, 344,455 and 383,270 performance share awards at target in fiscal 2025, 2024 and 2023, respectively. Accordingly, shares actually earned were significantly lower than the grants of such awards at target and the unearned shares returned to the share reserve under the 2023 Plan.

(B) For each of fiscal 2024 and 2023, the Company issued 440,563 and 595,890, respectively, of fully vested share units and other stock-based awards to certain employees. As such awards were issued in lieu of annual non-equity incentive compensation, they are excluded from the table above. In fiscal 2025, there were no equity awards issued in lieu of annual non-equity incentive compensation.

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PROPOSALS
Certain Features of the 2023 Plan
The following features of the 2023 Plan are designed to reinforce the alignment between the equity compensation arrangements awarded pursuant to the 2023 Plan and our stockholders’ interests:

•Awards will be subject to a one-year minimum vesting period, subject to limited exceptions set forth in the 2023 Plan as described below and the Plan Committee’s ability (as defined below) to provide, in the terms of the Award Agreement or otherwise, for accelerated exercisability or vesting of any award, including in cases of retirement, death, disability or a change in control;

•No discounting of stock options or stock appreciation rights;

•No repricing or replacement of underwater stock options or stock appreciation rights without stockholder approval;

•No dividend equivalents on stock options or stock appreciation rights;

•No dividends or dividend equivalents paid on unearned awards;

•Prohibition of the recycling of shares which were not issued or delivered upon the net settlement or net exercise of an option or stock appreciation right or used to pay the purchase price or taxes with respect to an award, as well as shares repurchased by the Company on the open market with the proceeds of an option exercise;

•Prohibition on hedging, short sales or pledging of Company securities;

•No tax gross ups;

•Annual non-employee director cash-denominated compensation limit, which cannot be amended without stockholder approval;

•No liberal definition of “change in control,” for example requiring double-trigger vesting for equity awards in the event of a “change in control;” and

•Adoption of a recoupment clawback policy.
Purposes of the 2023 Plan
Equity-based compensation is a significant component of our compensation program and the 2023 Plan is intended to serve the following purposes:

•Align the interests of the Company’s stockholders and recipients of awards under the 2023 Plan by increasing the proprietary interest of such recipients in the Company’s growth and success;

•Advance the interests of the Company by attracting and retaining officers, other employees, non-employee directors, consultants, independent contractors and agents; and

•Motivate such persons to act in the long-term best interests of the Company and its stockholders.

Under the 2023 Plan, the Company may grant:

•Non-qualified stock options;

•Incentive stock options (within the meaning of Section 422 of the Internal Revenue Code);

•Stock appreciation rights (“SARs”);

•Restricted stock, restricted stock units and other stock awards (collectively, “Stock Awards”); and

•Performance awards.

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PROPOSALS
Description of the 2023 Plan
The following description is qualified in its entirety by reference to the full text of the 2023 Plan, as amended by the Plan Amendment, which is incorporated into this Proxy Statement by reference.

Administration
The 2023 Plan is administered by the Compensation Committee of the Board, or a subcommittee thereof, or such other committee designated by the Board (the “Plan Committee”), in each case consisting of two or more members of the Board. Each member of the Plan Committee is intended to be (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and (ii) “independent” within the meaning of the rules of the Nasdaq stock market or such other principal exchange on which the Common Stock is then traded. Notwithstanding the above, the “Committee” will mean the Board (or a designated subcommittee of the Board) with respect to awards granted to non-employee directors.

Subject to the express provisions of the 2023 Plan, the Plan Committee has the authority to select eligible persons to receive awards and determine all of the terms and conditions of each award. All awards are evidenced by an agreement containing such provisions not inconsistent with the 2023 Plan as the Plan Committee approves. The Plan Committee also has authority to establish rules and regulations for administering the 2023 Plan and to decide questions of interpretation or application of any provision of the 2023 Plan. The Plan Committee may take any action such that (1) any outstanding options and SARs become exercisable in part or in full, (2) all or any portion of a restriction period on any outstanding awards lapse, (3) all or a portion of any performance period applicable to any outstanding awards lapse, and (4) any performance measures applicable to any outstanding award be deemed satisfied at the target, maximum or any other level.

The Plan Committee may delegate some or all of its power and authority under the 2023 Plan to the Board, a subcommittee of the Board, a member of the Board, the Chief Executive Officer or other executive officer of the Company as the Plan Committee deems appropriate, except that it may not delegate its power and authority to a member of the Board, the Chief Executive Officer or any executive officer with regard to awards to persons subject to Section 16 of the Exchange Act.

Available Shares
Subject to adjustments for changes in capitalization in accordance with the terms of the 2023 Plan, the number of shares of Common Stock available under the 2023 Plan, as amended prior to the Plan Amendment (other than substitute awards granted in connection with a corporate transaction), was initially equal to the sum of (i) 3,795,000 shares plus (ii) any shares of Common Stock that were available for awards under the 2000 Plan as of the effective date of the 2023 Plan. If the Plan Amendment is approved by the stockholders, the maximum number of shares of Common Stock authorized for issuance under the 2023 Plan will increase by 2,800,000 shares. This amount is subject to adjustment in the event of any equity restructuring that causes the per share value of shares of Common Stock to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary cash dividend. The number of available shares will be reduced by the sum of the aggregate number of shares of Common Stock which become subject to outstanding awards. On the Record Date, the closing sales price per share of Common Stock as reported on the Nasdaq stock market was $5.79.

To the extent that shares of Common Stock subject to an outstanding award granted under the 2023 Plan or the 2000 Plan are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding shares of Common Stock subject to an option canceled upon settlement of a related tandem SAR or subject to a tandem SAR cancelled upon exercise of a related option) or (ii) the settlement of such award in cash, then such shares of Common Stock will again be available under the 2023 Plan; provided, however, that shares of Common Stock subject to an award under the 2023 Plan or the 2000 Plan will not again be available for issuance under the 2023 Plan if such shares are (i) shares that were subject to an option or stock-settled SAR and were not issued or delivered upon the net settlement or net exercise of such option or SAR, (ii) shares delivered to or withheld by the Company to pay the purchase price or the withholding taxes related to an outstanding award or (iii) shares repurchased by the Company on the open market with the proceeds of an option exercise.

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PROPOSALS
Change in Control
Unless otherwise provided for in an award agreement or a participant’s effective employment, change in control, severance or other similar agreement in effect on the date of grant of the applicable award, in the event of a change in control of the Company in which the successor company assumes or substitutes for the applicable award, if a participant’s employment with such successor company (or the Company) or an affiliate thereof terminates within 24 months following such change in control without cause or under circumstances specified in the award agreement, then: (i) options and SARs outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for 36 months (but in no event beyond the regularly-scheduled term of such award); and (ii) the restrictions, limitations and other conditions applicable to performance awards or Stock Awards (as defined below) outstanding as of the date of such termination of employment will lapse and such awards will become fully vested (with the attainment of the performance goals determined as set forth in the award agreement or as otherwise determined by the Plan Committee).

Subject to the terms of the applicable award agreement, in the event of a change in control in which the awards are not effectively assumed or substituted as described above, then the Board (as constituted prior to such change in control) may, in its discretion, require that (i) some or all outstanding options and SARs will become exercisable in full or in part, either immediately or upon a subsequent termination of employment, (ii) the restriction period applicable to some or all outstanding Stock Awards will lapse in full or in part, either immediately or upon a subsequent termination of employment, (iii) the performance period applicable to some or all outstanding awards will lapse in full or in part, and (iv) the performance measures applicable to some or all outstanding awards will be deemed satisfied at the target, maximum or any other level. In addition, in the event of a change in control, the Board may, in its discretion, require that shares of capital stock of the company resulting from or succeeding to the business of the Company pursuant to such change in control, or the parent thereof, or other property be substituted for some or all of the shares of Common Stock subject to outstanding awards as determined by the Board, and/or require outstanding awards, in whole or in part, to be surrendered to the Company in exchange for a payment of cash, other property, shares of capital stock in the company resulting from the change in control, or the parent thereof, or a combination of cash, other property and shares.

Under the terms of the 2023 Plan, a change in control is generally defined as (i) certain acquisitions of 30% or more of the combined voting power of the Company’s then-outstanding securities, (ii) certain changes in the composition of a majority of our Board over a 24-month period; provided, however, that the entry into the Cooperation Agreement and the appointment of directors in connection with such agreement, will not be considered changes in the composition of the Board for the purpose of this definition, (iii) the consummation of certain mergers or consolidations of the Company with any other corporation, or (iv) the approval by the Company’s stockholders of a plan of complete liquidation of the Company or the consummation of certain sales or dispositions by the Company of all or substantially all of the Company’s assets.

No Repricing
The Plan Committee may not, without the approval of stockholders, (i) reduce the purchase price or base price of any previously granted stock option or SAR, (ii) cancel any previously granted stock option or SAR in exchange for another stock option or SAR with a lower purchase price or base price or (iii) cancel any previously granted stock option or SAR in exchange for cash or another award if the purchase price of such stock option or the base price of such SAR exceeds the fair market value of a share of Common Stock on the date of such cancellation, in each case, other than in connection with a change in control or pursuant to the plan’s adjustment provisions.

Clawback of Awards and Detrimental Activity
The awards granted under the 2023 Plan and any cash payment or shares of Common Stock delivered pursuant to an award are subject to forfeiture, recovery by the Company or other action pursuant to the applicable award agreement or any clawback or recoupment policy which the Company may adopt from time to time, including any such policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.

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PROPOSALS
In addition, the 2023 Plan provides that unless otherwise determined by the Plan Committee at grant, each award will provide that in the event a participant engages in certain detrimental activities prior to, or during the one-year period following, the later of such participant’s termination of employment or service or any vesting of the award, then the Plan Committee may direct (at any time within one year thereafter) that all options and SARs (whether or not vested) and all unvested awards will be immediately forfeited to the Company and that the participant will pay over to the Company an amount equal to the gain realized at the time of exercise or vesting of any awards that were vested during such one-year period.

Effective Date, Termination and Amendment
The 2023 Plan became effective as of December 14, 2023, and will terminate as of the first annual meeting of the Company’s stockholders to occur on or after December 14, 2033, unless earlier terminated by the Board. The Board may amend the 2023 Plan at any time, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including any rule of the Nasdaq stock market, and provided that no amendment may be made that seeks to modify the non-employee director compensation limit or the prohibition on repricing of stock options and SARs without stockholder approval under the 2023 Plan or that materially impairs the rights of a holder of an outstanding award without the consent of such holder.

Eligibility
Participants in the 2023 Plan will consist of such officers, other employees, non-employee directors, consultants, independent contractors and agents of the Company and its affiliates (and such persons who are expected to become any of the foregoing) as selected by the Plan Committee. As of January 15, 2026, approximately 1,154 employees, 191 consultants and 7 non-employee directors would be eligible to participate in the 2023 Plan, if selected for participation by the Plan Committee.

Non-Employee Director Compensation Limit
Under the terms of the 2023 Plan, the aggregate value of cash compensation and the grant date fair value of shares of Common Stock that may be awarded or granted during any fiscal year of the Company to any non-employee director will not exceed $500,000. The non-employee director compensation limit under the 2023 Plan will not apply to distributions of previously deferred compensation under a deferred compensation plan maintained by the Company or compensation received by the director in his or her capacity as an executive officer or employee of the Company.

Minimum Vesting Conditions
Notwithstanding any other provision of the 2023 Plan to the contrary, awards granted under the 2023 Plan (other than cash-based awards) will vest no earlier than the first anniversary of the date on which the award is granted; provided, that the following awards shall not be subject to the foregoing minimum vesting requirement: (i) substitute awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its subsidiaries; (ii) shares delivered in lieu of fully vested cash obligations; (iii) awards to non-employee directors that vest on earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting; and (iv) additional awards the Plan Committee may grant, up to a maximum of 5% of the available share reserve authorized for issuance under the 2023 Plan (subject to adjustment under the corporate capitalization provisions under the 2023 Plan). The foregoing restriction does not apply to the Plan Committee’s discretion to provide for accelerated exercisability or vesting of any award, including in cases of retirement, death, disability or a change in control, in the terms of the award agreement or otherwise.

Stock Options and SARs
The 2023 Plan provides for the grant of stock options and SARs. The Plan Committee will determine the conditions to the exercisability of each option and SAR.

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PROPOSALS
Each option will be exercisable for no more than 10 years after its date of grant. If the option is an incentive stock option and the optionee owns greater than 10% of the voting power of all shares of capital stock of the Company (a “ten percent holder”), then the option will be exercisable for no more than 5 years after its date of grant. Except in the case of substitute awards granted in connection with a corporate transaction, the exercise price of an option will not be less than 100% of the fair market value of a share of Common Stock on the date of grant, unless the option is an incentive stock option and the optionee is a ten percent holder, in which case the exercise price will be the price required by the Internal Revenue Code.

No free-standing SAR shall be exercised later than 10 years after its date of grant, and no SAR granted in tandem with an option (a “tandem SAR”) shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related option. Other than in the case of substitute awards granted in connection with a corporate transaction, the base price of a SAR will not be less than 100% of the fair market value of a share of Common Stock on the date of grant (or, if earlier, the date of grant of the option for which the SAR is exchanged or substituted), provided that the base price of a tandem SAR will be the exercise price of the related option. A SAR entitles the holder to receive upon exercise (subject to withholding taxes) shares of Common Stock (which may be restricted stock) or, to the extent provided in the award agreement, cash or a combination thereof, with an aggregate value equal to the difference between the fair market value of the shares of Common Stock on the exercise date and the base price of the SAR.

Subject to the terms of any applicable equity award, employment agreement, or change in control agreement, all of the terms relating to the exercise, cancellation or other disposition of stock options and SARs (i) upon a termination of employment of a participant, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, are determined by the Plan Committee.

Notwithstanding anything in the award agreement to the contrary, the holder of an option or SAR will not be entitled to receive dividend equivalents with respect to the shares of Common Stock subject to such option or SAR.

Stock Awards
The 2023 Plan provides for the grant of restricted stock awards, restricted stock unit awards and other stock awards (collectively “Stock Awards”). Restricted stock awards and restricted stock unit awards are subject to forfeiture if the holder does not remain continuously in the employment of the Company during the restriction period or if specified performance measures (if any) are not attained during the performance period.

Unless otherwise set forth in a restricted stock award agreement, the holder of shares of restricted stock has rights as a stockholder of the Company, including the right to vote and receive dividends with respect to shares of restricted stock and to participate in any capital adjustments applicable to all holders of the Common Stock; provided, however, that any divided or other distribution paid with respect to shares of Common Stock, including a regular cash dividend, will be deposited by the Company and will be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

The agreement awarding restricted stock units will specify (1) whether such award may be settled in shares of Common Stock, cash or a combination thereof; and (2) whether the holder will be entitled to receive dividend equivalents, and, if determined by the Plan Committee, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award. Any dividend equivalents with respect to restricted stock units that are subject to vesting conditions will be subject to the same vesting conditions as the underlying awards. Prior to settlement of a restricted stock unit, the holder of a restricted stock unit has no rights as a stockholder of the Company.

The Plan Committee may also grant other stock awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock. Any distribution, dividend or dividend equivalents with respect to such Stock Awards that are subject to vesting conditions shall be subject to the same vesting conditions as the underlying awards.

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PROPOSALS
Subject to the terms of any applicable equity award, employment agreement, or change in control agreement, all of the terms relating to the satisfaction of performance measures and the termination of a restriction period or performance period relating to a Stock Award, or the forfeiture and cancellation of a Stock Award (i) upon a termination of employment, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, will be determined by the Plan Committee.

Performance Awards
The 2023 Plan also provides for the grant of performance awards. The agreement relating to a performance award will specify whether such award may be settled in shares of Common Stock (including shares of restricted stock) or cash or a combination thereof. The agreement relating to a performance award will provide, in the manner determined by the Plan Committee, for the vesting of such performance award if the specified performance measures are satisfied or met during the specified performance period and for the forfeiture of such award if the specified performance measures are not satisfied or met during the specified performance period. Any dividends or dividend equivalents with respect to a performance award will be subject to the same vesting and other restrictions as such performance award. Prior to the settlement of a performance award in shares of Common Stock, the holder of such award has no rights as a stockholder of the Company with respect to such shares. Subject to the terms of any applicable equity award, employment agreement, or change in control agreement, all of the terms relating to the satisfaction of performance measures and the termination of a performance period, or the forfeiture and cancellation of a performance award upon (i) a termination of employment, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, will be determined by the Plan Committee.

Performance awards which are settled in cash and are granted with a performance period of one year are designated the “annual incentive awards.” Performance awards which are settled in cash must be subject to at least one performance measure (as described below).

Performance Measures
Under the 2023 Plan, the grant, vesting, exercisability or payment of certain awards, or the receipt of shares of Common Stock subject to certain awards, may be made subject to the satisfaction of performance measures. The performance goals applicable to a particular award will be determined by the Plan Committee at the time of grant. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries, business or geographical units or operating areas of the Company (except with respect to the total stockholder return and earnings per share criteria) or individual basis, may be used by the Plan Committee in establishing performance measures under the 2023 Plan: the attainment by a share of Common Stock of a specified fair market value for a specified period of time; increase in stockholder value; earnings per share; return on or net assets; return on equity; return on investments; return on capital or invested capital; total stockholder return; earnings or income of the Company before or after taxes and/or interest; earnings before interest, taxes, depreciation and amortization (“EBITDA”); EBITDA margin; operating income; revenues; operating expenses, attainment of expense levels or cost reduction goals; market share; cash flow, cash flow per share, cash flow margin or free cash flow; interest expense; economic value created; gross profit or margin; operating profit or margin; net cash provided by operations; price-to-earnings growth; and strategic business criteria, consisting of one or more objectives based on meeting specified goals relating to market penetration, customer acquisition, business expansion, cost targets, customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation, supervision of information technology, quality and quality audit scores, efficiency, and acquisitions or divestitures, or such other goals as the Plan Committee may determine whether or not listed herein.

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PROPOSALS
Each such goal may be expressed on an absolute or relative basis and may include comparisons based on current internal targets, the past performance of the Company (including the performance of one or more subsidiaries, divisions, or operating units) or the past or current performance of one or more other companies or market indices (or a combination of such past and current performance). In addition to the ratios specifically enumerated above, performance goals may include comparisons relating to capital (including, but not limited to, the cost of capital), stockholders’ equity, shares outstanding, assets or net assets, sales, or any combination thereof. In establishing a performance measure or determining the achievement of a performance measure, the Plan Committee may provide that achievement of the applicable performance measures may be amended or adjusted to include or exclude components of any performance measure, including, without limitation, foreign exchange gains and losses, asset write-downs, acquisitions and divestitures, change in fiscal year, unbudgeted capital expenditures, special charges such as restructuring or impairment charges, debt refinancing costs, extraordinary or noncash items, unusual, infrequently occurring, nonrecurring or one-time events affecting the Company or its financial statements or changes in law or accounting principles. Performance measures will be subject to such other special rules and conditions as the Plan Committee may establish at any time.

Historical Equity Awards Table
The following table sets forth the number of shares subject to awards granted over the lifetime of the 2023 Plan to the individuals and groups as indicated as of January 15, 2026.

Name and Position	Stock Options	Restricted Stock	Restricted Stock Units	Performance Shares(1)	Common Stock Units
Kenneth Traub, Chairman, President and Chief Executive Officer	—	26,234	470,953	1,105,838	—
Michael Bondi, Chief Financial Officer	—	—	201,292	172,322	23,149
Jeffery Robertson, President, Allerium Segment	—	—	250,467	139,178	30,865
John Ratigan, Former Chief Executive Officer	—	—	241,519	531,560	16,204
Executive Group (5 persons)	—	26,234	1,231,097	1,762,726	91,052
Non-Executive Director Group (8 persons)	—	37,216	195,795	—	—
Non-Executive Officer Employee Group (441 persons)	—	—	1,399,800	241,958	347,196

(1) Assumes the maximum level of achievement and payout (200%) for performance-based awards.

No awards have been granted under the 2023 Plan over its lifetime to the following categories of persons: (i) our nominees for election as a director other than our current non-employee directors; (ii) any associates of our non-employee directors, executive officers or nominees; or (iii) any other person who received or who is to receive 5% of such options, warrants or rights.

Federal Income Tax Consequences
The following is a brief summary of certain United States federal income tax consequences generally arising with respect to awards under the 2023 Plan. This discussion does not address all aspects of the United States federal income tax consequences of participating in the 2023 Plan that may be relevant to participants in light of their personal investment or tax circumstances and does not discuss any state, local or non-United States tax consequences of participating in the 2023 Plan. Each participant is advised to consult his or her particular tax advisor concerning the application of the United States federal income tax laws to such participant’s particular situation, as well as the applicability and effect of any state, local or non-United States tax laws before taking any actions with respect to any awards.

New Plan Benefits
The number of stock options or other awards that will be granted in the future under the 2023 Plan is not currently determinable.

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PROPOSALS
Stock Options
A participant will not recognize taxable income at the time an option is granted, and the Company will not be entitled to a tax deduction at that time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price, and the Company (or, if applicable, the affiliated employer) will be entitled to a corresponding deduction, subject to the deduction limits under Section 162(m) of the Internal Revenue Code. A participant will not recognize income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date it was exercised, any gain or loss arising from a subsequent disposition of those shares will be taxed as long-term capital gain or loss, and the Company (or, if applicable, the affiliated employer) will not be entitled to any deduction. If, however, those shares are disposed of within the above-described period, then in the year of that disposition the participant will recognize compensation taxable as ordinary income equal to the excess of (1) the lesser of the amount realized upon that disposition and the fair market value of those shares on the date of exercise over (2) the exercise price, and the Company (or, if applicable, the affiliated employer) will be entitled to a corresponding deduction.

SARs
A participant will not recognize taxable income at the time SARs are granted and the Company will not be entitled to a tax deduction at that time. Upon exercise, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company, and the Company (or, if applicable, the affiliated employer) will be entitled to a corresponding deduction.

Stock Awards
A participant will not recognize taxable income at the time restricted stock (i.e., stock subject to restrictions constituting a substantive risk of forfeiture) is granted and the Company will not be entitled to a tax deduction at that time, unless the participant makes an election to be taxed at that time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant in an amount equal to the excess of the fair market value for the shares at such time over the amount, if any, paid for those shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions constituting a substantial risk of forfeiture lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for those shares. The amount of ordinary income recognized by making the above-described election or upon the lapse of restrictions constituting a substantial risk of forfeiture is deductible by the Company (or, if applicable, the affiliated employer) as compensation expense, subject to the deduction limits under Section 162(m) of the Internal Revenue Code. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions constituting a substantial risk of forfeiture lapse will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee), rather than dividend income, in an amount equal to the dividends paid and the Company (or, if applicable, the affiliated employer) will be entitled to a corresponding deduction.

A participant will not recognize taxable income at the time a restricted stock unit is granted, and the Company will not be entitled to a tax deduction at that time. Upon settlement of restricted stock units, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of any cash paid by the Company, and the Company (or, if applicable, the affiliated employer) will be entitled to a corresponding deduction.

A participant who receives shares of Common Stock that are not subject to any restrictions under the 2023 Plan will recognize compensation taxable as ordinary income on the date of grant in an amount equal to the fair market value of such shares on that date, and the Company (or, if applicable, the affiliated employer) will be entitled to a corresponding deduction.

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PROPOSALS
Performance Awards
A participant will not recognize taxable income at the time performance awards are granted and the Company will not be entitled to a tax deduction at that time. Upon settlement of performance awards, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company, and the Company (or, if applicable, the affiliated employer) will be entitled to a corresponding deduction.

Section 162(m) of the Internal Revenue Code
Section 162(m) of the Internal Revenue Code generally limits to $1.0 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to each of the corporation’s chief executive officer, the corporation’s chief financial officer and certain other current and former executive officers of the corporation.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE COMPANY’S 2023 EQUITY AND INCENTIVE PLAN, AS AMENDED (THE “2023 PLAN”) TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AVAILABLE UNDER THE 2023 PLAN

Additional Information

A copy of our 2025 Annual Report on Form 10-K is being mailed concurrently with this Proxy Statement to stockholders entitled to notice of and to vote at the 2025 Annual Meeting. Our annual report to stockholders is not incorporated into this Proxy Statement and will not be deemed to be solicitation material.

Our Internet website is www.comtech.com, and we make available on our website, free of charge, our filings with the SEC, including our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and any amendments to those filings. Our 2025 Annual Report on Form 10-K is also available in print to stockholders free of charge upon request. Such requests should be addressed to Comtech Telecommunications Corp., Attention: Corporate Secretary, 305 N 54th Street, Chandler, AZ 85226.

We also make announcements regarding company developments and financial and operating performance through our blog, Signals, at www.comtech.com/signals. We use our website to disseminate other material information to our investors (on the Home Page and in the “Investors” section). Among other things, we post on our website our press releases and information about our public conference calls and webcasts (including the scheduled dates, times and the methods by which investors and others can listen to those calls and webcasts), and we make available for replay webcasts of those calls and other presentations for a limited time.

We use social media channels to communicate with customers and the public about our Company, our products, services and other issues, and we use social media and the Internet to communicate with investors, including information about our stockholder meetings. Information and updates about our 2025 Annual Meeting have been and will continue to be posted on our website at www.comtech.com in the "Investors" section. The reference to our website address, blog or any other website does not constitute incorporation by reference of any other information contained therein into this Proxy Statement.
Householding

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. Under this practice, unless we have received contrary instructions from a stockholder, we satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report to the address of those stockholders. Each stockholder who participates in householding will continue to receive a separate proxy card. This procedure reduces our printing costs, postage fees, and environmental footprint.

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If you are currently receiving multiple copies of our proxy solicitation materials, and wish to participate in householding for future annual meetings, or are currently participating in householding and wish to receive separate copies of the proxy materials for the 2025 Annual Meeting or future annual meetings, then please contact the Corporate Secretary of the Company by writing to 305 N 54th Street, Chandler, AZ 85226 or calling (480) 333-2200.

We will promptly deliver separate copies of the proxy materials for the 2025 Annual Meeting upon receiving your request. Stockholders who hold their shares in street name should contact their broker, bank or other nominee regarding combined mailings.

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Forward-Looking Statements

Certain information in this proxy statement contains, and oral statements made by our representatives from time to time (including at the Annual Meeting) may contain, forward-looking statements. Forward-looking statements can be identified by words such as: "anticipate," "believe," "continue," "could," "estimate," "expect," "future," "goal," "outlook," "intend," "likely," "may," "plan," "potential," "predict," "project," "seek," "should," "strategy," "target," "will," "would," and similar references to future periods, or the negative of those words and expressions, as well as statements in future tense. Forward-looking statements include, among others, statements regarding our expectations for our strategic alternatives process, our expectations for further portfolio-shaping opportunities, our expectations for other operational initiatives, our expectations for completing further financing initiatives, our future performance and financial condition, the plans and objectives of our management and our assumptions regarding such future performance, financial condition, and plans and objectives that involve certain significant known and unknown risks and uncertainties and other factors not under our control which may cause our actual results, future performance and financial condition, and achievement of our plans and objectives of our management to be materially different from the results, performance or other expectations implied by these forward-looking statements. Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. Forward-looking information is based on information available at the time and/or our good faith belief with respect to future events, and is subject to risks and uncertainties that are difficult to predict and many of which are outside of our control. Factors that could cause actual results to differ materially from current expectations include, among other things: the outcome and effectiveness of the aforementioned strategic alternatives process, further portfolio-shaping opportunities, other operational initiatives, and the completion of further financing activities; our ability to access capital and liquidity; our ability to implement changes in our executive leadership; the possibility that the expected benefits from our strategic activities will not be fully realized, or will not be realized within the anticipated time periods; the risk that acquired businesses will not be integrated successfully; impacts from, and uncertainties regarding, future actions that may be taken by activist stockholders; the possibility of disruption from acquisitions or dispositions, making it more difficult to maintain business and operational relationships or retain key personnel; the risk that we will be unsuccessful in implementing a tactical shift in our Satellite and Space Communications segment away from bidding on large commodity service contracts and toward pursuing contracts for our niche products and solutions with higher margins; the nature and timing of our receipt of, and our performance on, new or existing orders that can cause significant fluctuations in net sales and operating results; the timing and funding of government contracts; the timing and amount of adjustments to gross profits on long-term contracts; risks associated with international sales; rapid technological change; evolving industry standards; new product announcements and enhancements or rebranding; changing customer demands and/or procurement strategies and our ability to scale opportunities and deliver solutions to current and prospective customers; changes and uncertainty in prevailing economic and political conditions (including financial and capital market conditions), including as a result of military conflicts or any tariff, trade restrictions or similar matters; impact of government shutdowns; changes to government procurement practices; changes in the price of oil in global markets; changes in prevailing interest rates and foreign currency exchange rates; risks associated with our legal proceedings, customer claims for indemnification, and other similar matters; risks associated with our obligations under our credit facilities; risks associated with our large contracts; risks associated with supply chain disruptions; and other factors described in this and our other filings with the Securities and Exchange Commission ("SEC"). However, these risks are not the only risks that we face. Additional risks and uncertainties, not currently known to us or that do not currently appear to be material, may also materially adversely affect our business, financial condition and/or operating results in the future. We describe risks and uncertainties that could cause actual results and events to differ materially in the "Risk Factors" (Part I, Item 1A) in our Annual Report on Form 10-K filed with the SEC on November 10, 2025, as well as, "Management’s Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures about Market Risk" in our SEC reports. We do not intend to update or revise publicly any forward-looking statements, whether because of new information, future events, or otherwise, except as required by law.

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Incorporation by Reference

To the extent that this proxy statement is incorporated by reference into any other filing by us under the Securities Act of 1933, as amended, or the Exchange Act, the “Audit Committee Report” will not be deemed incorporated unless specifically provided otherwise in such filing, to the extent permitted by the rules of the SEC. Such section shall also not be deemed to be “soliciting material” or to be “filed” with the SEC. Website references and links to other materials are for convenience only, and the content and information contained on or connected to our website is not incorporated by reference into this proxy statement and should not be considered part of this proxy statement or any other filing that we make with the SEC.
Other Business and Information

A complete list of stockholders entitled to vote at the 2025 Annual Meeting will be available for inspection during ordinary business hours beginning February 27, 2026, at the Company’s headquarters located at 305 N 54th Street, Chandler, AZ 85226. The list will also be available electronically on the meeting website during the live webcast of the Annual Meeting.
Costs of the Solicitation

Proxies may be solicited by mail, email, fax, telephone, telegram, and personally by directors, officers and other employees of Comtech who will not receive incremental pay as a result of any potential solicitation. The Company has also engaged Innisfree M&A Incorporated (“Innisfree”) to assist it in connection with soliciting proxies and has agreed to pay Innisfree a solicitation fee of $30,000, plus reimbursement of expenses. The Company has agreed to indemnify Innisfree against certain liabilities relating to or arising out of the engagement.

The Company will request banks, brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to beneficial owners of shares held of record by such persons and obtain their voting instructions. The Company will reimburse such persons at approved rates for their expenses in connection with the foregoing activities. The cost of soliciting proxies will be borne by the Company.
Stockholder Proposals and Director Nominations for the Fiscal 2026 Annual Meeting

Eligible stockholders wishing to have a proposal for action by the stockholders at the Fiscal 2026 Annual Meeting included in our proxy statement pursuant to Rule 14a-8 of the SEC’s proxy rules must submit such proposal at the principal offices of Comtech, and such proposal must be received by us not later than October 2, 2026. The proposal must comply with the SEC rules regarding eligibility for inclusion in our proxy statement, and should be addressed to Comtech Telecommunications Corp., Attention: Corporate Secretary, 305 N 54th Street, Chandler, AZ 85226.

Under our By-Laws, a stockholder nomination for election to our Board of Directors may not be made at the Fiscal 2026 Annual Meeting unless notice (including all information required under Article II, Section 8 of our By- Laws) is delivered in person or mailed to Comtech and received by us not earlier than November 9, 2026 or later than December 9, 2026; provided, however, that if the Fiscal 2026 Annual Meeting is not held within 30 days before or after the anniversary date of the Fiscal 2025 Annual Meeting, such notice must be received not more than 90 days prior to the Fiscal 2026 Annual Meeting or less than 60 days prior to the Fiscal 2026 Annual Meeting.

Fiscal 2025 Proxy Statement	85

In addition, a stockholder proposal (other than a nomination for election to our Board of Directors or a stockholder proposal that may be made pursuant to Rule 14a-8) may not be made at the 2026 Annual Meeting unless notice thereof (including all information required under Article II, Section 9 of our By-Laws) is delivered in person or mailed to Comtech and received by us not earlier than December 9, 2026 or later than January 8, 2027; provided, however, that if the Fiscal 2026 Annual Meeting is not held within 30 days before or after the anniversary date of the Fiscal 2025 Annual Meeting, such notice must be received not more than 90 days prior to the Fiscal 2026 Annual Meeting or less than 60 days prior to the Fiscal 2026 Annual Meeting.

In addition to satisfying the foregoing requirements under our By-Laws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act. Such notice must be postmarked or transmitted electronically to the Company at its principal executive offices no later than 60 calendar days prior to the anniversary date of the Fiscal 2025 Annual Meeting, which for purposes of the Fiscal 2026 Annual Meeting, is no later than January 8, 2027. However, if the date of the Fiscal 2026 Annual Meeting is changed by more than 30 calendar days from such anniversary date, then notice must be provided by the later of 60 calendar days prior to the date of the Fiscal 2026 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the Fiscal 2026 Annual Meeting of Stockholders is first made by the Company.

Participants in the Solicitation

Under applicable regulations of the SEC, the Company, our directors and certain of our executive officers are “participants” in connection with this proxy solicitation on behalf of the Board of Directors related to the matters to be considered at the 2025 Annual Meeting. For more information about our directors and executive officers, please see their biographical information and professional qualifications beginning on page 23 of this Proxy Statement.

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Appendix A
COMTECH TELECOMMUNICATIONS CORP.
2023 EQUITY AND INCENTIVE PLAN

(As amended through January 29, 2026)

I. INTRODUCTION
1.1    Purposes. The purposes of the Comtech Telecommunications Corp. 2023 Equity and Incentive Plan (this “Plan”) are (i) to align the interests of the Company’s stockholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company’s growth and success, (ii) to advance the interests of the Company by attracting and retaining Non-Employee Directors, officers, other employees, consultants, independent contractors and agents and (iii) to motivate such persons to act in the long-term best interests of the Company and its stockholders.
1.2    Certain Definitions.
"Affiliate" shall mean each of the following: (i) any Subsidiary; (ii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is directly or indirectly controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates; and (iii) any other entity in which the Company or any of its Affiliates has a material equity interest and which is designated as an "Affiliate" by resolution of the Committee.
“Agreement” shall mean the written or electronic agreement evidencing an award hereunder between the Company and the recipient of such award.
“Board” shall mean the Board of Directors of the Company.
"Board Measurement Period” shall have the meaning set forth in Section 5.8(c)(2).
"Cause" shall mean, with respect to a participant's termination of service: (i) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the participant at the time of the grant of the Award (or where there is such an agreement but it does not define "cause" (or words of like import)), termination due to a participant's commission of a fraud or a felony in connection with his or her duties as an employee of the Company or an Affiliate, willful misconduct or any act of disloyalty, dishonesty, fraud, breach of trust or confidentiality as to the Company or an Affiliate or any other act which is intended to cause or may reasonably be expected to cause economic or reputational injury to the Company or an Affiliate; or (ii) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the grant of the Award that defines "cause" (or words of like import), as defined under such agreement; provided, however, that with regard to any agreement that conditions "cause" on occurrence of a change in control, such definition of "cause" shall not apply until a change in control actually takes place and then only with regard to a termination thereafter. Notwithstanding the foregoing, in the case of a participant who is a Non-Employee Director, "cause" shall mean an act or failure to act that constitutes cause for removal of a director under applicable Delaware law.
“Change in Control” shall have the meaning set forth in Section 5.8(c).
“Code” shall mean the Internal Revenue Code of 1986, as amended.
“Committee” shall mean the Compensation Committee of the Board, or a subcommittee thereof, or such other committee designated by the Board, in each case, consisting of two or more members of the Board, each of whom is intended to be (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act and (ii) “independent” within the meaning of the rules of the Nasdaq Stock Market or, if the Common Stock is not listed on the Nasdaq Stock Market, within the meaning of the rules of the principal stock exchange on which the Common Stock is then traded; provided, however, the “Committee” shall mean the Board (or a designated subcommittee of the Board) with respect to awards granted to Non-Employee Directors; provided, further, that the Board may, in its discretion, serve as the Committee under the Plan.

“Common Stock” shall mean the common stock, par value $0.10 per share, of the Company, and all rights appurtenant thereto.
“Company” shall mean Comtech Telecommunications Corp., a corporation organized under the laws of the State of Delaware, or any successor thereto.
“Detrimental Activity” shall mean (i) the disclosure to anyone outside the Company or its affiliates, or the use in any manner other than in the furtherance of the Company's or its affiliate's business, without written authorization from the Company, of any confidential information or proprietary information, relating to the business of the Company or its affiliates, acquired by a participant prior to the participant's termination of employment or service; (ii) activity while employed by, or otherwise providing services to, the Company or its affiliates that results, or if known could result, in the participant's termination of employment or service for Cause; (iii) any attempt, directly or indirectly, to solicit, induce or hire (or the identification for solicitation, inducement or hire of) any non-clerical employee of the Company or its affiliates to be employed by, or to perform services for, the participant or any person or entity with which the participant is associated (including, but not limited to, due to the participant's employment by, consultancy for, directorship with, equity interest in, or creditor relationship with such person or entity) or any person or entity from which the participant receives direct or indirect compensation or fees as a result of such solicitation, inducement or hire (or the identification for solicitation, inducement or hire) without, in all cases, written authorization from the Company; (iv) any attempt, directly or indirectly, to solicit in a competitive manner any current or prospective customer of the Company or its Affiliates with whom participant had material contact during participant’s employment with the Company or its Affiliates or about whom participant had confidential information as a result of participant’s employment with the Company or its Affiliates, in each case without prior written authorization from the Company; (v) the participant's Disparagement, or inducement of others to do so, of the Company or its affiliates or their past and present officers, directors, employees or products; (vi) without written authorization from the Company, the rendering of services for any organization, or engaging, directly or indirectly, in any business, which is competitive with the Company or its affiliates, or which organization or business, or the rendering of services to such organization or business, is otherwise prejudicial to or in conflict with the interests of the Company or its affiliates, (vii) breach of any material agreement between the participant and the Company or an affiliate (including, without limitation, any employment agreement or non-competition or non-solicitation agreement), or (viii) a violation of the Company’s Standards of Business Conduct as adopted by the Company from time to time and as in effect on the date the award is granted. Unless otherwise determined by the Committee at grant, Detrimental Activity shall not be deemed to occur after the end of the one-year period following the participant’s termination of employment or service. Section (iv) above shall not apply (A) to any participant whose primary work location is in the state of California as set forth in in the Company’s records; and (B) to any customer or prospective customer with whom a participant had a prior business relationship to the extent the participant’s primary work location is in the state of New York as set forth in the Company’s records. For purposes of subsections (i), (iii), (iv) and (vi) above, the Chief Executive Officer and the General Counsel of the Company shall each have authority to provide the participant with written authorization to engage in the activities contemplated thereby and no other person shall have authority to provide the participant with such authorization, provided that in the case of the Chief Executive Officer and the General Counsel of the Company, the Board shall have authority to provide the participant with written authorization to engage in the activities contemplated by subsections (i), (iii), (iv) and (vi) above and no other person shall have authority to provide the participant with such authorization.
“Disparagement” shall, subject to Section 5.17, mean making comments or statements to the press, the Company's or its affiliates' employees, consultants or any individual or entity with whom the Company or its affiliates has a business relationship which would adversely affect in any manner: the conduct of the business of the Company or its affiliates (including, without limitation, any products or business plans or prospects), or the business reputation of the Company or its affiliates, or any of their products, or their past or present officers, directors or employees.
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
“Fair Market Value” shall mean the closing transaction price of a share of Common Stock as reported on the Nasdaq Stock Market on the date as of which such value is being determined or, if the Common Stock is not listed on the Nasdaq Stock Market, the closing transaction price of a share of Common Stock on the principal national stock exchange on which the Common Stock is traded on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that the Company may in its discretion use the closing transaction price of a share of Common Stock on the day preceding the date as of which such value is being determined to the extent the Company determines such method is more practical for administrative purposes, such as for purposes of tax withholding. If the Common Stock is not listed on a national stock exchange or if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate and in compliance with Section 409A of the Code.

“Family Member” shall mean “family member” as defined in Section A1(a)(5) of the general instructions of Form S-8.
“Free-Standing SAR” shall mean an SAR which is not granted in tandem with, or by reference to, an option, which entitles the holder thereof to receive, upon exercise, shares of Common Stock (which may be Restricted Stock) or, to the extent set forth in the applicable Agreement, cash or a combination thereof, with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.
“Incentive Stock Option” shall mean an option to purchase shares of Common Stock that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.
“Non-Employee Director” shall mean any director of the Company who is not an officer or employee of the Company or any Affiliate.
“Nonqualified Stock Option” shall mean an option to purchase shares of Common Stock which is not an Incentive Stock Option.
“Other Stock Award” shall mean an award granted pursuant to Section 3.4 of the Plan.
“Performance Award” shall mean a right to receive an amount of cash, Common Stock, or a combination of both, contingent upon the attainment of specified Performance Measures within a specified Performance Period.
“Performance Measures” shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the grant or exercisability of all or a portion of an option or SAR or (ii) during the applicable Restriction Period or Performance Period as a condition to the vesting of the holder’s interest, in the case of a Restricted Stock Award, of the shares of Common Stock subject to such award, or, in the case of a Restricted Stock Unit Award, Other Stock Award or Performance Award, to the holder’s receipt of the shares of Common Stock subject to such award or of payment with respect to such award. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries, business or geographical units or operating areas of the Company (except with respect to the total stockholder return and earnings per share criteria) or individual basis, may be used by the Committee in establishing Performance Measures under this Plan: the attainment by a share of Common Stock of a specified Fair Market Value for a specified period of time; increase in stockholder value; earnings per share; return on or net assets; return on equity; return on investments; return on capital or invested capital; total stockholder return; earnings or income of the Company before or after taxes and/or interest; earnings before interest, taxes, depreciation and amortization (“EBITDA”); EBITDA margin; operating income; revenues; operating expenses, attainment of expense levels or cost reduction goals; market share; cash flow, cash flow per share, cash flow margin or free cash flow; interest expense; economic value created; gross profit or margin; operating profit or margin; net cash provided by operations; price-to-earnings growth; and strategic business criteria, consisting of one or more objectives based on meeting specified goals relating to market penetration, customer acquisition, business expansion, cost targets, customer satisfaction, reductions in errors and omissions, reductions in lost business, management of employment practices and employee benefits, supervision of litigation, supervision of information technology, quality and quality audit scores, efficiency, and acquisitions or divestitures, or such other goals as the Committee may determine whether or not listed herein. Each such goal may be determined on a pre-tax or post-tax basis or on an absolute or relative basis, and may include comparisons based on current internal targets, the past performance of the Company (including the performance of one or more subsidiaries, divisions, or operating units) or the past or current performance of other companies or market indices (or a combination of such past and current performance). In addition to the ratios specifically enumerated above, performance goals may include comparisons relating to capital (including, but not limited to, the cost of capital), stockholders’ equity, shares outstanding, assets or net assets, sales, or any combination thereof. In establishing a Performance Measure or determining the achievement of a Performance Measure, the Committee may provide that achievement of the applicable Performance Measures may be amended or adjusted to include or exclude components of any Performance Measure, including, without limitation, foreign exchange gains and losses, asset write-downs, acquisitions and divestitures, change in fiscal year, unbudgeted capital expenditures, special charges such as restructuring or impairment charges, debt refinancing costs, extraordinary or noncash items, unusual, infrequently occurring, nonrecurring or one-time events affecting the Company or its financial statements or changes in law or accounting principles. Performance Measures shall be subject to such other special rules and conditions as the Committee may establish at any time.
“Performance Period” shall mean any period designated by the Committee during which (i) the Performance Measures applicable to an award shall be measured and (ii) the conditions to vesting applicable to an award shall remain in effect.

“Prior Plan” shall mean the Comtech Telecommunications Corp. 2000 Stock Incentive Plan, as amended and restated effective as of December 15, 2022, and each other equity plan maintained by the Company under which awards are outstanding as of the effective date of this Plan.
“Restricted Stock” shall mean shares of Common Stock which are subject to a Restriction Period and which may, in addition thereto, be subject to the attainment of specified Performance Measures within a specified Performance Period.
“Restricted Stock Award” shall mean an award of Restricted Stock under this Plan.
“Restricted Stock Unit” shall mean a right to receive one share of Common Stock or, in lieu thereof and to the extent set forth in the applicable Agreement, the Fair Market Value of such share of Common Stock in cash, which shall be contingent upon the expiration of a specified Restriction Period and which may, in addition thereto, be contingent upon the attainment of specified Performance Measures within a specified Performance Period.
“Restricted Stock Unit Award” shall mean an award of Restricted Stock Units under this Plan.
“Restriction Period” shall mean any period designated by the Committee during which (i) the Common Stock subject to a Restricted Stock Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award, or (ii) the conditions to vesting applicable to a Restricted Stock Unit Award or Other Stock Award shall remain in effect.
“SAR” shall mean a stock appreciation right which may be a Free-Standing SAR or a Tandem SAR.
“Stock Award” shall mean a Restricted Stock Award, Restricted Stock Unit Award or Other Stock Award.
“Subsidiary” shall mean any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.
“Substitute Award” shall mean an award granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, including a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an option or SAR.
“Tandem SAR” shall mean an SAR which is granted in tandem with, or by reference to, an option (including a Nonqualified Stock Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such option, shares of Common Stock (which may be Restricted Stock) or, to the extent set forth in the applicable Agreement, cash or a combination thereof, with an aggregate value equal to the excess of the Fair Market Value of one share of Common Stock on the date of exercise over the base price of such SAR, multiplied by the number of shares of Common Stock subject to such option, or portion thereof, which is surrendered.
“Tax Date” shall have the meaning set forth in Section 5.5.
“Ten Percent Holder” shall have the meaning set forth in Section 2.1(a).
1.3    Administration. This Plan shall be administered by the Committee. Any one or a combination of the following awards may be made under this Plan to eligible persons: (i) options to purchase shares of Common Stock in the form of Incentive Stock Options or Nonqualified Stock Options; (ii) SARs in the form of Tandem SARs or Free-Standing SARs; (iii) Stock Awards in the form of Restricted Stock, Restricted Stock Units or Other Stock Awards; and (iv) Performance Awards. The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons and, if applicable, the number of shares of Common Stock subject to an award, the number of SARs, the number of Restricted Stock Units, the dollar value subject to a Performance Award, the purchase price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee may, in its sole discretion and for any reason at any time, take action such that (i) any or all outstanding options and SARs shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding awards shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding awards shall lapse and (iv) the Performance Measures (if any) applicable to any outstanding awards shall be deemed to be satisfied at the target, maximum or any other level. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award, such as limiting competitive employment or other activities. All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties.
The Committee may delegate some or all of its power and authority hereunder to the Board (or any members thereof) or, subject to applicable law, to a subcommittee of the Board, a member of the Board, the Chief Executive Officer or other executive officer of the Company as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority to a member of the Board, the Chief Executive Officer or other executive officer of the Company with regard to the selection for participation in this Plan of an officer, director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer, director or other person.
No member of the Board or Committee, and neither the Chief Executive Officer nor any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and the Chief Executive Officer or other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys’ fees) arising therefrom to the full extent permitted by law (except as otherwise may be provided in the Company’s Certificate of Incorporation, as amended, and/or By-laws) and under any directors’ and officers’ liability insurance that may be in effect from time to time.
1.4    Eligibility. Participants in this Plan shall consist of such officers, other employees, Non-Employee Directors, consultants, independent contractors, agents, and persons expected to become officers, other employees, Non-Employee Directors, consultants, independent contractors and agents of the Company and its Affiliates as the Committee in its sole discretion may select from time to time. The Committee’s selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. Except as otherwise provided for in an Agreement, for purposes of this Plan, references to employment by the Company shall also mean employment by an Affiliate, and references to employment shall include service as a Non-Employee Director, consultant, independent contractor or agent. The Committee shall determine, in its sole discretion, the extent to which a participant shall be considered employed during an approved leave of absence. The aggregate value of cash compensation and the grant date fair value of shares of Common Stock that may be awarded or granted during any fiscal year of the Company to any Non-Employee Director shall not exceed $500,000; provided, however, that this limit shall not apply to distributions of previously deferred compensation under a deferred compensation plan maintained by the Company or compensation received by the director in his or her capacity as an executive officer or employee of the Company.
1.5    Shares Available. Subject to adjustment as provided in Section 5.7 and to all other limits set forth in this Plan, the number of shares of Common Stock that shall be available for all awards under this Plan, other than Substitute Awards, shall equal the sum of (i) 6,595,000 shares of Common Stock and (ii) the number of shares of Common Stock available under the Comtech Telecommunications Corp. 2000 Stock Incentive Plan, as amended and restated effective as of December 15, 2022, as of the effective date of the Plan. Subject to adjustment as provided in Section 5.7, no more than 1,600,000 shares of Common Stock in the aggregate may be issued under the Plan in connection with Incentive Stock Options. The number of shares of Common Stock that remain available for future grants under the Plan shall be reduced by the sum of the aggregate number of shares of Common Stock which become subject to outstanding options, outstanding Free-Standing SARs, outstanding Stock Awards and outstanding Performance Awards denominated in shares of Common Stock, other than Substitute Awards.
To the extent that shares of Common Stock subject to an outstanding option, SAR, Stock Award or Performance Award granted under the Plan or a Prior Plan, other than Substitute Awards, are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding shares subject to an option cancelled upon settlement in shares of a related Tandem SAR or shares subject to a Tandem SAR cancelled upon exercise of a related option) or (ii) the settlement of such award in cash, then such shares of Common Stock shall again be available under this Plan; provided, however, that shares of Common Stock subject to an award under this Plan or a Prior Plan shall not again be available for issuance under this Plan if such shares are (x) shares that were subject to an option or stock-settled SAR and were not issued or delivered upon the net settlement or net exercise of such option or SAR, (y) shares delivered to or withheld by the Company to pay the purchase price or the withholding taxes related to an outstanding award or (z) shares repurchased by the Company on the open market with the proceeds of an option exercise.

    The number of shares of Common Stock available for awards under this Plan shall not be reduced by (i) the number of shares of Common Stock subject to Substitute Awards or (ii) available shares under a stockholder approved plan of a company or other entity which was a party to a corporate transaction with the Company (as appropriately adjusted to reflect such corporate transaction) which become subject to awards granted under this Plan (subject to applicable stock exchange requirements).
Shares of Common Stock to be delivered under this Plan shall be made available from authorized and unissued shares of Common Stock or authorized and issued shares of Common Stock reacquired and held as treasury shares or otherwise or a combination thereof.
1.6     Minimum Vesting Requirements. Notwithstanding any other provision of the Plan to the contrary, awards granted under the Plan (other than cash-based awards) shall vest no earlier than the first anniversary of the date on which the award is granted; provided, that the following awards shall not be subject to the foregoing minimum vesting requirement: any (i) Substitute Awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its Subsidiaries, (ii) Shares delivered in lieu of fully vested cash obligations, (iii) Awards to Non-Employee Directors that vest on earlier of the one-year anniversary of the date of grant and the next annual meeting of stockholders which is at least 50 weeks after the immediately preceding year’s annual meeting, and (iv) any additional awards the Committee may grant, up to a maximum of five percent (5%) of the available share reserve authorized for issuance under the Plan pursuant to Section 1.5 (subject to adjustment under Section 5.7); and, provided, further, that the foregoing restriction does not apply to the Committee’s discretion to provide for accelerated exercisability or vesting of any award, including in cases of retirement, death, disability or a Change in Control, in the terms of the Award Agreement or otherwise.
II. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS
2.1    Stock Options. The Committee may, in its discretion, grant options to purchase shares of Common Stock to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is not an Incentive Stock Option, shall be a Nonqualified Stock Option. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of shares of Common Stock with respect to which options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or Subsidiary) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Nonqualified Stock Options.
Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:
(a)    Number of Shares and Purchase Price. The number of shares of Common Stock subject to an option and the purchase price per share of Common Stock purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per share of Common Stock purchasable upon exercise of an option shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such option; provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than 10 percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or Subsidiary) (a “Ten Percent Holder”), the purchase price per share of Common Stock shall not be less than the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.
    Notwithstanding the foregoing, in the case of an option that is a Substitute Award, the purchase price per share of the shares subject to such option may be less than 100% of the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate purchase price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate purchase price of such shares.
(b)    Option Period and Exercisability. The period during which an option may be exercised shall be determined by the Committee; provided, however, that no option shall be exercised later than ten years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole shares of Common Stock.

(c)    Method of Exercise. An option may be exercised (i) by giving written notice to the Company specifying the number of whole shares of Common Stock to be purchased and accompanying such notice with payment therefor in full (or arrangement made for such payment to the Company’s satisfaction) either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of shares of Common Stock having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, (D) in cash by a broker-dealer acceptable to the Company to whom the participant has submitted an irrevocable notice of exercise, (E) any other method designated by the Committee or (F) a combination of the foregoing, in each case to the extent set forth in the Agreement relating to the option, (ii) if applicable, by surrendering to the Company any Tandem SARs which are cancelled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request. Any fraction of a share of Common Stock which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the participant. No shares of Common Stock shall be issued and no certificate representing Common Stock shall be delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 5.5, have been paid (or arrangement made for such payment to the Company’s satisfaction).

2.2    Stock Appreciation Rights. The Committee may, in its discretion, grant SARs to such eligible persons as may be selected by the Committee. The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.
SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:
(a)    Number of SARs and Base Price. The number of SARs subject to an award shall be determined by the Committee. Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted. The base price of a Tandem SAR shall be the purchase price per share of Common Stock of the related option. The base price of a Free-Standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such SAR (or, if earlier, the date of grant of the option for which the SAR is exchanged or substituted).
Notwithstanding the foregoing, in the case of an SAR that is a Substitute Award, the base price per share of the shares subject to such SAR may be less than 100% of the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate base price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate base price of such shares.
(b)    Exercise Period and Exercisability. The period for the exercise of an SAR shall be determined by the Committee; provided, however, that (i) no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related option and (ii) no Free-Standing SAR shall be exercised later than ten years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole shares of Common Stock and, in the case of a Free-Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for shares of Restricted Stock, a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c), or such shares shall be transferred to the holder in book entry form with restrictions on the shares duly noted, and the holder of such Restricted Stock shall have such rights of a stockholder of the Company as determined pursuant to Section 3.2(d). Prior to the exercise of a stock-settled SAR, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such SAR.

(c)    Method of Exercise. A Tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are cancelled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised (A) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (B) by executing such documents as the Company may reasonably request. No shares of Common Stock shall be issued and no certificate representing Common Stock shall be delivered until any withholding taxes thereon, as described in Section 5.5, have been paid (or arrangement made for such payment to the Company’s satisfaction).
2.3    Termination of Employment or Service. All of the terms relating to the exercise, cancellation or other disposition of an option or SAR (i) upon a termination of employment with or service to the Company of the holder of such option or SAR, as the case may be, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable award Agreement.
2.4    No Repricing. The Committee shall not, without the approval of the stockholders of the Company, (i) reduce the purchase price or base price of any previously granted option or SAR, (ii) cancel any previously granted option or SAR in exchange for another option or SAR with a lower purchase price or base price or (iii) cancel any previously granted option or SAR in exchange for cash or another award if the purchase price of such option or the base price of such SAR exceeds the Fair Market Value of a share of Common Stock on the date of such cancellation, in each case, other than in connection with a Change in Control or the adjustment provisions set forth in Section 5.7.
2.5    No Dividend Equivalents.    Notwithstanding anything in an Agreement to the contrary, the holder of an option or SAR shall not be entitled to receive dividend equivalents with respect to the number of shares of Common Stock subject to such option or SAR.
III. STOCK AWARDS
3.1    Stock Awards. The Committee may, in its discretion, grant Stock Awards to such eligible persons as may be selected by the Committee. The Agreement relating to a Stock Award shall specify whether the Stock Award is a Restricted Stock Award, a Restricted Stock Unit Award or, in the case of an Other Stock Award, the type of award being granted.
3.2    Terms of Restricted Stock Awards. Restricted Stock Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.
(a)    Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Award and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Award shall be determined by the Committee.
(b)    Vesting and Forfeiture. The Agreement relating to a Restricted Stock Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the shares of Common Stock subject to such award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period or (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.
(c)    Stock Issuance. During the Restriction Period, the shares of Restricted Stock shall be held by a custodian in book entry form with restrictions on such shares duly noted or, alternatively, a certificate or certificates representing a Restricted Stock Award shall be registered in the holder’s name and may bear a legend, in addition to any legend which may be required pursuant to Section 5.6, indicating that the ownership of the shares of Common Stock represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Stock Award. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the shares of Common Stock subject to the Restricted Stock Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), subject to the Company’s right to require payment of any taxes in accordance with Section 5.5, the restrictions shall be removed from the requisite number of any shares of Common Stock that are held in book entry form, and all certificates evidencing ownership of the requisite number of shares of Common Stock shall be delivered to the holder of such award.
d)    Rights with Respect to Restricted Stock Awards. Unless otherwise set forth in the Agreement relating to a Restricted Stock Award, and subject to the terms and conditions of a Restricted Stock Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Common Stock; provided, however, that (i) a distribution or dividend with respect to shares of Common Stock, including a regular cash dividend, shall be deposited with the Company and shall be subject to the same restrictions as the shares of Common Stock with respect to which such distribution was made.

3.3    Terms of Restricted Stock Unit Awards. Restricted Stock Unit Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.
(a)    Number of Shares and Other Terms. The number of shares of Common Stock subject to a Restricted Stock Unit Award, including the number of shares that are earned upon the attainment of any specified Performance Measures, and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Stock Unit Award shall be determined by the Committee.
(b)    Vesting and Forfeiture. The Agreement relating to a Restricted Stock Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Restricted Stock Unit Award (i) if the holder of such award remains continuously in the employment of the Company during the specified Restriction Period or (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the shares of Common Stock subject to such award (x) if the holder of such award does not remain continuously in the employment of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.
(c)    Settlement of Vested Restricted Stock Unit Awards. The Agreement relating to a Restricted Stock Unit Award shall specify (i) whether such award may be settled in shares of Common Stock or cash or a combination thereof and (ii) whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of shares of Common Stock subject to such award. Any dividend equivalents with respect to Restricted Stock Units that are subject to vesting conditions shall be subject to the same vesting conditions as the underlying awards. Prior to the settlement of a Restricted Stock Unit Award, the holder of such award shall have no rights as a stockholder of the Company with respect to the shares of Common Stock subject to such award.
3.4    Other Stock Awards.  Subject to the limitations set forth in the Plan, the Committee is authorized to grant other awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, including without limitation shares of Common Stock granted as a bonus and not subject to any vesting conditions, dividend equivalents, deferred stock units, stock purchase rights and shares of Common Stock issued in lieu of obligations of the Company to pay cash under any compensatory plan or arrangement, subject to such terms as shall be determined by the Committee. The Committee shall determine the terms and conditions of such awards, which may include the right to elective deferral thereof, subject to such terms and conditions as the Committee may specify in its discretion. Any distribution, dividend or dividend equivalents with respect to Other Stock Awards that are subject to vesting conditions shall be subject to the same vesting conditions as the underlying awards.
3.5    Termination of Employment or Service. All of the terms relating to the satisfaction of Performance Measures and the termination of the Restriction Period or Performance Period relating to a Stock Award, or any forfeiture and cancellation of such award (i) upon a termination of employment with or service to the Company of the holder of such award, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable award Agreement.
IV. PERFORMANCE AWARDS
4.1    Performance Awards. The Committee may, in its discretion, grant Performance Awards, including cash incentive awards, to such eligible persons as may be selected by the Committee.

4.2    Terms of Performance Awards. Performance Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.
(a)    Value of Performance Awards and Performance Measures. The method of determining the value of the Performance Award and the Performance Measures and Performance Period applicable to a Performance Award shall be determined by the Committee. Performance Awards which are settled in cash and are granted with a Performance Period of one year shall be designated as “Annual Incentive Awards.” Performance Awards which are settled in cash must also be subject to at least one Performance Measure.
(b)    Vesting and Forfeiture. The Agreement relating to a Performance Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Performance Award if the specified Performance Measures are satisfied or met during the specified Performance Period and for the forfeiture of such award if the specified Performance Measures are not satisfied or met during the specified Performance Period.
(c)    Settlement of Vested Performance Awards. The Agreement relating to a Performance Award shall specify whether such award may be settled in shares of Common Stock (including shares of Restricted Stock) or cash or a combination thereof. If a Performance Award is settled in shares of Restricted Stock, such shares of Restricted Stock shall be issued to the holder in book entry form or a certificate or certificates representing such Restricted Stock shall be issued in accordance with Section 3.2(c) and the holder of such Restricted Stock shall have such rights as a stockholder of the Company as determined pursuant to Section 3.2(d). Any dividends or dividend equivalents with respect to a Performance Award shall be subject to the same restrictions as such Performance Award. Prior to the settlement of a Performance Award in shares of Common Stock, including Restricted Stock, the holder of such award shall have no rights as a stockholder of the Company.
4.3    Termination of Employment or Service. All of the terms relating to the satisfaction of Performance Measures and the termination of the Performance Period relating to a Performance Award, or any forfeiture and cancellation of such award (i) upon a termination of employment with or service to the Company of the holder of such award, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable award Agreement.
V. GENERAL
5.1    Effective Date and Term of Plan. This Plan shall be submitted to the stockholders of the Company for approval at the Company’s 2024 annual meeting of stockholders and, if approved by the Company’s stockholders, shall become effective as of the date on which the Plan was approved by stockholders. This Plan shall terminate as of the first annual meeting of the Company’s stockholders to occur on or after the tenth anniversary of its effective date, unless terminated earlier by the Board. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination.
Awards hereunder may be made at any time prior to the termination of this Plan, provided that no Incentive Stock Option may be granted later than ten years after the date on which the Plan was approved by the Board. In the event that this Plan is not approved by the stockholders of the Company, this Plan and any awards hereunder shall be void and of no force or effect.
5.2    Amendments. The Board may amend this Plan as it shall deem advisable; provided, however, that no amendment to the Plan shall be effective without the approval of the Company’s stockholders if (i) stockholder approval is required by applicable law, rule or regulation, including any rule of the Nasdaq Stock Market, or any other stock exchange on which the Common Stock is then traded, or (ii) such amendment seeks to modify the Non-Employee Director compensation limit set forth in Section 1.3 or the prohibition on repricing set forth in Section 2.4 hereof; provided further, that no amendment may materially impair the rights of a holder of an outstanding award without the consent of such holder.
5.3    Agreement. Each award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such award. No award shall be valid until an Agreement is issued by the Company and, to the extent required by the Company, executed or electronically accepted by the recipient of such award. Upon such execution or acceptance and delivery of the Agreement to the Company within the time period specified by the Company, such award shall be effective as of the effective date set forth in the Agreement.

5.4    Non-Transferability.
(a)    No award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company. Except to the extent permitted by this Section 5.4 or the Agreement relating to an award, each award may be exercised or settled during the holder’s lifetime only by the holder or the holder’s legal representative or similar person. Except as permitted by this Section 5.4, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any award, such award and all rights thereunder shall immediately become null and void.
(b)    Notwithstanding the foregoing, the Committee may in its sole discretion permit awards (other than Incentive Stock Options) to be transferred by the holder, without consideration, subject to such rules as the Committee may adopt, to (i) any person who is a Family Member of the holder; (ii) a trust solely for the benefit of the holder or the holder’s Family Members; (iii) a partnership or limited liability company whose only partners or members are the holder and the holder’s Family Members and where such persons hold more than 50 percent of the voting interests; or (iv) any other transferee as may be approved either (A) by the Board or the Committee, or (B) as provided in the applicable Agreement (each transferee described in clause (i), (ii), (iii) or (iv) above is hereinafter referred to as a “Permitted Transferee”); provided, that the holder provides the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the holder in writing that such transfer would comply with the requirements of the Plan; and provided, further, an award that is “nonqualified deferred compensation” subject to Section 409A of the Code shall not be transferred more than 30 days prior to the date such award is settled.
(c)    The terms of any award transferred in accordance with Section 5.4(b) shall apply to the Permitted Transferee, and any reference in the Plan or in any applicable Agreement to the “Participant,” “Grantee,” or similar terms shall be deemed to refer to the Permitted Transferee (including, but not limited to, the ability to exercise an award, if applicable), except that (i) no Permitted Transferee shall be entitled to transfer any award, other than by will or the laws of descent and distribution; (ii) neither the Committee nor the Company shall be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the holder under the Plan or otherwise; (iii) the consequences of the termination of the holder under the terms of the Plan and the applicable Agreement shall continue to apply with respect to the transferred award, including, without limitation, that a Stock Option or SAR shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Agreement; and (iv) any non-competition, non-solicitation, non-disparagement, non-disclosure, or other restrictive covenants contained in any Agreement or other agreement between the holder and the Company or any Affiliate shall continue to apply to the holder and the consequences of the violation of such covenants shall continue to be applied with respect to the transferred award, including, without limitation, any forfeiture provisions as may be set forth in the Plan or the applicable Agreement and the terms of any recoupment or clawback policy of the Company as may be in effect from time to time.

5.5    Tax Withholding. The Company shall have the right to require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. An Agreement may provide that (i) the Company shall withhold whole shares of Common Stock which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the “Tax Date”), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company; (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole shares of Common Stock having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation; (C) authorizing the Company to withhold whole shares of Common Stock which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, in either case equal to the amount necessary to satisfy any such obligation; (D) in the case of the exercise of an option, a cash payment by a broker-dealer acceptable to the Company to whom the participant has submitted an irrevocable notice of exercise, (E) any other method designated by the Committee or (F) a combination of the foregoing, in each case to the extent set forth in the Agreement relating to the award. Shares of Common Stock to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate (or, if permitted by the Company, such other rate as will not cause adverse accounting consequences under the accounting rules then in effect, and is permitted under applicable IRS withholding rules). Any fraction of a share of Common Stock which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.

5.6    Restrictions on Shares. Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the shares of Common Stock subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing shares of Common Stock delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.
5.7    Adjustment. In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation or any successor or replacement accounting standard) that causes the per share value of shares of Common Stock to change, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary cash dividend, the number and class of securities available under this Plan, the terms of each outstanding option and SAR (including the number and class of securities subject to each outstanding option or SAR and the purchase price or base price per share), the terms of each outstanding Stock Award (including the number and class of securities subject thereto), and the terms of each outstanding Performance Award (including the number and class of securities subject thereto, if applicable), shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs in accordance with Section 409A of the Code. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of participants. In either case, the decision of the Committee regarding any such adjustment shall be final, binding and conclusive.
5.8    Change in Control.
(a)    Assumption or Substitution of Certain Awards. Unless otherwise provided in an Agreement or a participant's effective employment, change in control, severance or other similar agreement in effect on the date of grant of the appliable award, in the event of a Change in Control of the Company in which the successor company assumes or substitutes for the applicable award, if a participant's employment with such successor company (or the Company) or an Affiliate thereof terminates within 24 months following such Change in Control (or such other period set forth in the Agreement, including prior thereto if applicable) without cause or under the circumstances specified in the Agreement: (i) options and SARs outstanding as of the date of such termination of employment will immediately vest, become fully exercisable, and may thereafter be exercised for 36 months (or the period of time set forth in the applicable Agreement, but in no event beyond the end of the regularly scheduled term of such options or SARs) and (ii) the restrictions, limitations and other conditions applicable to Performance Awards or Stock Awards outstanding as of the date of such termination of employment shall lapse and such Awards shall become free of all restrictions, limitations and conditions and become fully vested (with the attainment of the performance goals determined as set forth in the Agreement or as otherwise determined by the Committee). For the purposes of this Section, an award shall be considered assumed or substituted for, if following the Change in Control the award confers the right to purchase or receive, for each share of Common Stock subject to the award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of shares of Common Stock for each share of Common Stock held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company, the Committee may, with the consent of the successor company, provide that the consideration to be received upon the exercise or vesting of an award, for each share of Common Stock subject thereto, will be solely common stock of the successor company substantially equal in fair market value to the per share consideration received by holders of Common Stock in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee (as in effect prior to the Change in Control) in its sole discretion and its determination shall be conclusive and binding.

(b)    Awards Not Assumed or Substituted. Subject to the terms of the applicable Agreements, in the event of a “Change in Control” in which the awards are not effectively assumed or substituted in accordance with Section 5.8(a), the Board, as constituted prior to the Change in Control, may, in its discretion:
(1) require that (i) some or all outstanding options and SARs shall become exercisable in full or in part, either immediately or upon a subsequent termination of employment, (ii) the Restriction Period applicable to some or all outstanding Stock Awards shall lapse in full or in part, either immediately or upon a subsequent termination of employment, (iii) the Performance Period applicable to some or all outstanding awards shall lapse in full or in part, and (iv) the Performance Measures applicable to some or all outstanding awards shall be deemed to be satisfied at the target, maximum or any other level;
(2) require that shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, be substituted for some or all of the shares of Common Stock subject to an outstanding award, with an appropriate and equitable adjustment to such award as determined by the Board in accordance with Section 5.7; and/or
(3) require outstanding awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (i) a cash payment or other property in an amount equal to (A) in the case of an option or an SAR, the aggregate number of shares of Common Stock then subject to the portion of such option or SAR surrendered, whether or not vested or exercisable, multiplied by the excess, if any, of the Fair Market Value of a share of Common Stock as of the date of the Change in Control, over the purchase price or base price per share of Common Stock subject to such option or SAR, (B) in the case of a Stock Award or a Performance Award denominated in shares of Common Stock, the number of shares of Common Stock then subject to the portion of such award surrendered to the extent the Performance Measures applicable to such award have been satisfied or are deemed satisfied pursuant to Section 5.8(a)(i), whether or not vested, multiplied by the Fair Market Value of a share of Common Stock as of the date of the Change in Control, and (C) in the case of a Performance Award denominated in cash, the value of the Performance Award then subject to the portion of such award surrendered to the extent the Performance Measures applicable to such award have been satisfied or are deemed satisfied pursuant to Section 5.8(a)(1); (ii) shares of capital stock of the corporation resulting from or succeeding to the business of the Company pursuant to such Change in Control, or a parent corporation thereof, having a fair market value not less than the amount determined under clause (i) above; or (iii) a combination of the payment of cash or other property pursuant to clause (i) above and the issuance of shares pursuant to clause (ii) above.
(c)    For purposes of this Plan, a “Change in Control” shall be deemed to have occurred:
(1) upon any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company), becoming the owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding securities;
(2) during any period of two (2) consecutive years (the “Board Measurement Period”), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in paragraph (1), (3), or (4) of this section) or a director whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority of the Board;

(3) upon a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than those covered by the exceptions in (a) above) acquires more than 50% of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control of the Company; or
(4) upon approval by the stockholders of the Company of a plan of complete liquidation of the Company or the consummation of the sale or disposition by the Company of all or substantially all of the Company's assets other than the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale;
provided, that with respect to any nonqualified deferred compensation that becomes payable on account of the Change in Control, the transaction or event described in clause (1), (2), (3) or (4) also constitutes a “change in control event,” as defined in Treasury Regulation §1.409A-3(i)(5) if required in order for the payment not to violate Section 409A of the Code.

5.9    Deferrals. The Committee may determine that the delivery of shares of Common Stock or the payment of cash, or a combination thereof, upon the settlement of all or a portion of any award made hereunder shall be deferred, or the Committee may, in its sole discretion, approve deferral elections made by holders of awards. Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion, subject to the requirements of Section 409A of the Code.
5.10    No Right of Participation, Employment or Service. Unless otherwise set forth in an employment agreement, no person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by or service with the Company or any Affiliate or affect in any manner the right of the Company or any Affiliate to terminate the employment or service of any person at any time without liability hereunder.
5.11    Rights as Stockholder. No person shall have any right as a stockholder of the Company with respect to any shares of Common Stock or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such shares of Common Stock or equity security.
5.12    Designation of Beneficiary. To the extent permitted by the Company, a holder of an award may file with the Company a written designation of one or more persons as such holder’s beneficiary or beneficiaries (both primary and contingent) in the event of the holder’s death or incapacity. To the extent an outstanding option or SAR granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option or SAR pursuant to procedures prescribed by the Company. Each beneficiary designation shall become effective only when filed in writing with the Company during the holder’s lifetime on a form prescribed by the Company. The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Company of a new beneficiary designation shall cancel all previously filed beneficiary designations. If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding award held by such holder, to the extent vested or exercisable, shall be payable to or may be exercised by such holder’s executor, administrator, legal representative or similar person.
5.13    Awards Subject to Clawback. The awards granted under this Plan and any cash payment or shares of Common Stock delivered pursuant to such an award are subject to forfeiture, recovery by the Company or other action pursuant to the applicable award Agreement or any clawback or recoupment policy which the Company may adopt from time to time, including without limitation any such policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.
5.14    Governing Law. This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

5.15    Foreign Employees. Without amending this Plan, the Committee may grant awards to eligible persons who are foreign nationals and/or reside outside of the United States on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Affiliates operates or has employees.
5.16    Detrimental Activity. Unless otherwise determined by the Committee at grant, each Award shall provide that in the event the participant engages in Detrimental Activity prior to, or during the one year period following, the later of the participant’s termination of employment or service or any vesting of the Award, the Committee may direct (at any time within one year thereafter) that all Options and SARs (whether or not vested) and all unvested Awards shall be immediately forfeited to the Company and that the participant shall pay over to the Company an amount equal to the gain realized at the time of exercise or vesting of any Awards that were exercised or vested during such one-year period.
5.17    Protected Rights. Nothing contained in this Plan is intended to limit the participant’s ability to (i) report possible violations of law or regulation to, or file a charge or complaint with, the Securities and Exchange Commission, the Equal Employment Opportunity Commission, the National Labor Relations Board, the Occupational Safety and Health Administration, the Department of Justice, the Congress, any Inspector General, or any other federal, state or local governmental agency or commission (“Government Agencies”), (ii) communicate with any Government Agencies or otherwise participate in any investigation or proceeding that may be conducted by any Government Agency, including providing documents or other information, without notice to the Company or (iii) under applicable United States federal law to (A) disclose in confidence trade secrets to federal, state, and local government officials, or to an attorney, for the sole purpose of reporting or investigating a suspected violation of law or (B) disclose trade secrets in a document filed in a lawsuit or other proceeding, but only if the filing is made under seal and protected from public disclosure.
5.18    Severability. The provisions of the Plan shall be deemed severable. If any provision of the Plan shall be held unlawful or otherwise invalid or unenforceable in whole or in part by a court of competent jurisdiction or any governmental regulatory agency, or impermissible under the rules of any securities exchange on which the Common Stock is listed or by reason of change in a law or regulation, such provision shall (a) be deemed limited to the extent that such court of competent jurisdiction deems it lawful, valid and/or enforceable and as so limited shall remain in full force and effect, and (b) not affect any other provision of the Plan or part thereof, each of which shall remain in full force and effect. If the making of any payment or the provision of any other benefit required under the Plan shall be held unlawful or otherwise invalid by a court of competent jurisdiction, such unlawfulness or invalidity shall not prevent any other payment or benefit from being made or provided under the Plan, and if the making of any payment in full or the provision of any other benefit required under the Plan in full would be unlawful or otherwise invalid or impermissible, then such unlawfulness, invalidity or impermissibility shall not prevent such payment or benefit from being made or provided in part, to the extent that it would not be unlawful, invalid, unenforceable or impermissible, and the maximum payment or benefit that would not be unlawful, invalid or impermissible shall be made or provided under the Plan.

Proxy Card

PLEASE VOTE TODAY!

SEE REVERSE SIDE

FOR THREE EASY WAYS TO VOTE.

▼ TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▼

COMTECH

THIS PROXY CARD IS SOLICITED ON
BEHALF OF THE BOARD OF DIRECTORS

FISCAL 2025 ANNUAL MEETING OF STOCKHOLDERS, MARCH 9, 2026.

The undersigned hereby appoints Kenneth Traub and Donald E. Walther, and each of them, with full power of substitution, as proxies to vote at the Fiscal 2025 Annual Meeting of Stockholders of Comtech Telecommunications Corp. (the "Company") to be held on March 9, 2026, at 1:00 p.m., Eastern Time, via a live webcast at www.cesonlineservices.com/cmtl26_vm, and at any adjournment(s), postponement(s), or continuation(s) thereof, hereby revoking any proxies heretofore given, to vote all shares of Common and Series B-3 Convertible Preferred Stock of the Company held or owned by the undersigned as directed on the reverse side of this proxy card and in their discretion upon such other matters as may come before the meeting.

This proxy, when properly executed, will be voted in accordance with the instructions specified herein. WHERE NO INSTRUCTION IS SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH NOMINEE LISTED IN ITEM 1 (A-G) ON THE REVERSE SIDE AND FOR ITEMS 2, 3, and 4.

In their discretion, the proxies are each authorized to vote upon other business as may properly come before the Fiscal 2025 Annual Meeting of Stockholders, and at any adjournment(s), postponement(s) or continuation(s) thereof.

For Participants in the Company's Employee Stock Purchase Plan Only: If the undersigned owns shares of Common Stock through the Comtech Telecommunications Corp. Employee Stock Purchase Plan (the "ESPP"), the undersigned hereby directs Equiniti, as Record-Keeper for the ESPP, to cause APEX Clearing, as custodian for the ESPP shares (the "ESPP Custodian"), to appoint Kenneth Traub and Donald E. Walther, and each of them, with full power of substitution, as proxies to vote at the Company's Fiscal 2025 Annual Meeting of Stockholders and at any adjournment(s), postponement(s), or continuation(s) thereof, hereby revoking any instructions heretofore given with respect to the undersigned's ESPP shares, to vote all shares of Common Stock credited to the ESPP account of the undersigned and to act on behalf of the undersigned at the Fiscal 2025 Annual Meeting of Stockholders, with all the powers the ESPP Custodian would possess if personally present at the meeting or any postponement or adjournment thereof. **If properly executed and received by the Company prior to the ESPP Voting Deadline specified below, this proxy will be voted in accordance with the instructions specified herein. WHERE NO INSTRUCTION IS SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH NOMINEE LISTED IN ITEM 1 (A-G) ON THE REVERSE SIDE AND FOR ITEMS 2, 3, and 4.**

Voting instructions with respect to such ESPP shares must be received by the Company no later than 10:00 a.m. Eastern Time on March 4, 2026 (the "ESPP Voting Deadline"). If voting instructions representing shares in the foregoing ESPP are not received by the ESPP Voting Deadline, those shares will not be voted.

YOUR VOTE IS VERY IMPORTANT – PLEASE SUBMIT YOUR PROXY TODAY!

(continued on the reverse side)

COMTECH TELECOMMUNICATIONS CORP.

YOUR VOTE IS IMPORTANT

Vote your shares of Comtech Telecommunications Corp. Common and Series B-3 Convertible Preferred Stock now to be counted for the upcoming Fiscal 2025 Annual Meeting of Stockholders.

YOU CAN VOTE TODAY IN ONE OF THREE WAYS:

Vote by Internet – Please access https://www.proxyvotenow.com/cmtl (please note you must type an "s" after "http"). Then follow the simple instructions provided on the voting site. You will be required to provide the unique control number printed below.

OR

Vote by Telephone – Call toll-free from the U.S. or Canada at 855-457-2571 from your mobile device or a touch-tone telephone. If outside the U.S. or Canada, call 575-215-3394. Please follow the simple instructions provided. You will be required to provide the unique control number printed below.

CONTROL NUMBER:

You may vote by telephone or Internet 24 hours a day, 7 days a week.
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had executed a proxy card.

Vote by Mail – Please mark, sign, date and return the proxy card in the postage-paid envelope provided, or mail to: Comtech Telecommunications Corp., c/o 200 Business Park Circle, Suite 112, Saint Augustine, FL 32095.

▼ TO VOTE BY MAIL, PLEASE DETACH HERE, SIGN AND DATE PROXY CARD, AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▼

X Please mark vote as in this sample

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NOMINEE LISTED IN ITEM 1 (A-G) AND FOR ITEMS 2, 3, and 4.

1. Election of Directors: **If you sign and return your proxy card and do not specify how you want your shares to be voted, they will be voted "FOR" all of the Nominees listed below.**

Director Nominees

	FOR	AGAINST	ABSTAIN
1A. Bruce T. Crawford	☐	☐	☐
1B. Michael J. Hildebrandt	☐	☐	☐
1C. Mark R. Quinlan	☐	☐	☐
1D. Mary Jane Raymond	☐	☐	☐
1E. Lloyd A. Sprung	☐	☐	☐
1F. Kenneth Traub	☐	☐	☐
1G. Lawrence J. Waldman	☐	☐	☐

Date: ____________________

____
Signature

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Signature (Joint Owners)

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Title(s)

This proxy must be properly signed in order to be valid. Please sign exactly as your name(s) appear(s) hereon. When signing as an attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If signing as a corporation or partnership, please have an authorized person sign in full corporate or partnership name.